As filed with the Securities and Exchange Commission on April 30, 2020

Registration No. 33-12789

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 41 to

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT
OF 1933 OF SECURITIES OF UNIT INVESTMENT
TRUSTS REGISTERED ON FORM N-8B-2 IR

Farm Bureau Life Variable Account

(Exact Name of Registrant)

Farm Bureau Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

(515) 225-5400

(Address and Telephone Number of Principal Executive Office)

Lori K. Geadelmann, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Thomas E. Bisset, Esquire
Eversheds Sutherland (US) LLP
700 Sixth Street, N.W., Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐                                   immediately upon filing pursuant to paragraph (b) of Rule 485;

☒                                 on April 30, 2020 pursuant to paragraph (b) of Rule 485;

☐                                   days after filing pursuant to paragraph (a) of Rule 485;

☐                                   on                    pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐                                   this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Flexible Premium Variable Life Insurance Policies

Farm Bureau Life Variable Account
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
April 30, 2020

Farm Bureau Life Insurance Company is offering an individual flexible premium variable life insurance policy (the "Policy") described in this Prospectus. Farm Bureau Life ("Company," "we," "us" or "our") designed the Policy: (1) to provide insurance protection to age 95; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy. The Prospectus describes all material features of the Policy.

While the Policy is in force, we will pay:

•  death proceeds upon the Insured's death, and

•  a Net Cash Value upon partial or complete surrender of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of Farm Bureau Life Variable Account (the "Variable Account"). Death proceeds may, and Cash Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current summary prospectuses or prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century Investments

VP Capital Appreciation Fund

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

Calvert Variable Products, Inc.

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Shares

BNY Mellon Variable Investment Fund

VIF Appreciation Portfolio—Initial Shares

VIF Growth & Income Portfolio—Initial Shares

VIF Opportunistic Small Cap Portfolio—Initial Shares

Federated Hermes Insurance Series

Federated Hermes Government Money Fund II—Service Shares

Federated Hermes Managed Volatility Fund II—Primary Shares

Federated Hermes Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund—Class 2

Franklin Mutual Shares VIP Fund—Class 2

Franklin Small Cap Value VIP Fund—Class 2

Franklin Small-Mid Cap Growth VIP Fund—Class 2

Franklin U.S. Government Securities VIP Fund—Class 2

Templeton Growth VIP Fund—Class 2

J.P.Morgan Insurance Trust

J.P.Morgan Insurance Trust Mid Cap Value Portfolio—Class 1

J.P.Morgan Insurance Trust Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

Moderate Allocation Portfolio

New America Growth Portfolio

T. Rowe Price International Series, Inc. International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4.5% annual interest rate.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Investment Options ("Reports") unless you specifically request paper copies from us. Instead, Reports will be available via website. We will notify you by mail each time the Reports are posted. The notice will provide the website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call 1-800-247-4170. Your election to receive the Reports in paper will apply to all Investment Options available with your Policy.

If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-800-247-4170.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy. Please carefully consider replacing any existing insurance with the Policy or using the proceeds from any existing insurance to purchase the Policy. Farm Bureau Life does not claim that investing in the Policy is similar or comparable to investing in a mutual fund.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.
Issued By:
Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266
1-800-247-4170

(This page has been left blank intentionally.)

The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

Farm Bureau Life has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

DEFINITIONS

Attained Age: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day. Each Business Day ends at the close of the New York Stock Exchange (generally, 3:00 p.m. central time).

Cash Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any outstanding Policy Debt.

Company, we, us, our: Farm Bureau Life Insurance Company.

Declared Interest Option: An investment option under the Policy funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Variable Account.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Grace Period: The 61-day period beginning on the date we send notice to the Policyowner that Net Cash Value is insufficient to cover the monthly deduction.

Home Office: The Company's principal office at 5400 University Avenue, West Des Moines, Iowa 50266. Telephone: 1-800-247-4170. Fax: 1-800-754-6370.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Policy Anniversary nearest the Insured's 95th birthday. It is the date when the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.")

Net Asset Value: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

Net Cash Value: The Cash Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge").

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each Policy Year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY—Purchasing the Policy.")

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy.

Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force.

Subaccount: A subdivision of the Variable Account which invests exclusively in a corresponding Investment Option.

Surrender Charge: A charge we assess at the time of any partial or complete surrender equal to the lesser of $25 or 2% of the amount surrendered.

Unit Value: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Account: Farm Bureau Life Variable Account.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which we receive at our Home Office.

SUMMARY OF THE POLICY

The following is a summary of the Policy's features. Please read the entire Prospectus and the Policy for more detailed information. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Policy Debt.

THE POLICY

The Policy is a flexible premium variable life insurance policy providing for:

●  death proceeds payable to the Beneficiary upon the Insured's death,

●  the accumulation of Cash Value,

●  surrender rights, and

●  loan privileges.

●  We normally issue a Policy for a minimum Specified Amount of $25,000, but we may issue Policies for lower Specified Amounts.

●  You have flexibility in determining the frequency and amount of premiums. (See "THE POLICY—Premiums.")

●  We do not guarantee the amount and/or duration of the life insurance coverage.

●  Cash Value may increase or decrease, depending upon the investment performance of the assets supporting the Policy. You bear the investment risk of any depreciation of, and reap the benefit of any appreciation in, the value of the underlying assets.

●  If the Insured is alive and the Policy is in force on the Maturity Date, we will pay you the Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.

●  You may examine and cancel the Policy by returning it to us before midnight of the 20th day after you receive it. We will refund you the Cash Value on the Business Day we receive the Policy plus any charges we deducted. Certain states may require us to refund a different amount. (See "THE POLICY—Examination of Policy (Cancellation Privilege).")

●  See "DISTRIBUTION OF THE POLICIES" for information on compensation of persons selling the Policies.

THE VARIABLE ACCOUNT

●  The Variable Account has 35 Subaccounts, each of which invests exclusively in one of the Investment Options offered by the Funds (see "FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT—Investment Options").

●  You may instruct us to allocate Net Premiums and transfer Cash Value to any of the Subaccounts.

●  We will allocate your initial Net Premium to the Declared Interest Option.

●  We will automatically allocate, without charge, your Cash Value in the Declared Interest Option according to your allocation instructions upon the earlier of:

(1)  the date we receive, at our Home Office, a Written Notice that you have received the Policy, or

(2)  25 days after the Delivery Date.

●  If we receive Net Premiums before (1) or (2) above, we will allocate those monies to the Declared Interest Option.

●  We will allocate Net Premiums received after (1) or (2) above according to your allocation instructions.

THE DECLARED INTEREST OPTION

●  You may allocate or transfer all or a portion of your Cash Value to the Declared Interest Option, which guarantees a specified minimum rate of return (at least 4.5% annually). (See "THE DECLARED INTEREST OPTION.")

PREMIUMS

●  You choose when to pay and how much to pay.

●  You must pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, is enough to pay the first monthly deduction (for monthly premium payment mode Policies), or the first two monthly deductions (for quarterly, semi-annual or annual premium payment mode Policies).

●  We deduct a premium expense charge from each payment. (See "CHARGES and DEDUCTIONS—Premium Expense Charge.")

POLICY BENEFITS

Cash Value Benefits (See "POLICY BENEFITS—Cash Value Benefits.")

●  Your Policy provides for a Cash Value. A Policy's Cash Value varies to reflect:

●  the amount and frequency of premium payments,

●  the investment performance of the Subaccounts,

●  interest earned on Cash Value in the Declared Interest Option,

●  Policy Loans,

●  partial surrenders, and

●  charges we assess under the Policy.

●  You may fully surrender your Policy and receive the Net Cash Value.

●  You may obtain a partial surrender of your Net Cash Value (minimum $500) at any time before the Maturity Date.

●  A partial or full surrender may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Transfers (See "POLICY BENEFITS—Transfers.")

●  You may transfer amounts (minimum $100) among the Subaccounts an unlimited number of times in a Policy Year.

●  You may make one transfer per Policy Year between the Subaccounts and the Declared Interest Option.

●  The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may assess a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

●  We do not consider certain transfers for purposes of the twelve free transfer limit. (See "THE POLICY—Special Transfer Privilege" and "THE POLICY—Premiums—Allocating Net Premiums.")

Asset Allocation Program (See "POLICY BENEFITS—Asset Allocation Program.")

●  You may elect to participate in the asset allocation program and allocate all of your Net Premiums to one of the four (4) asset allocation model portfolios made available under the program to assist you in selecting Investment Options (see "POLICY BENEFITS—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Moderate Conservative, Moderate, Moderate Aggressive and Aggressive. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or elect to end your participation in the asset allocation program. There is no separate charge for participating in the asset allocation program, nor is there a charge to change to a different model portfolio. There is no guarantee that a model portfolio in the asset allocation program will not lose money or experience volatility.

Loans (See "POLICY BENEFITS—Loan Benefits.")

●  You may borrow up to 90% of the Policy's Cash Value, less any previously outstanding Policy Debt. Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.

●  We charge you a maximum annual interest rate of 7.4%.

●  We secure your loan by segregating in the Declared Interest Option an amount equal to the Policy Loan.

●  Policy Loans may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Death Proceeds (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy contains two death benefit options:

●  Option A—the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

●  Option B—the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

●  Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death.

●  To determine the death proceeds, we reduce the death benefit by any outstanding Policy Debt and increase the death benefit by any unearned loan interest and any premiums paid after the date of death. We may pay the proceeds in a lump sum or in accordance with a payment option.

●  You may change the Specified Amount or the death benefit option. Changing the Specified Amount or the death benefit option may have federal income tax consequences.

CHARGES (See "CHARGES AND DEDUCTIONS")

Premium Expense Charge

●  We deduct a premium expense charge equal to 7% of each premium. The remaining amount is the Net Premium.

Cash Value Charges

●  Each month, we make a monthly deduction (that varies from month to month) equal to the sum of:

●  a cost of insurance charge, plus

●  the cost of any additional insurance benefits added by rider, plus

●  a $3 administrative charge.

●  During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly administrative charge ranging from $0.05 to $0.50 per $1,000 of Specified Amount or Specified Amount increase. This charge varies depending upon the Attained Age of the Insured and the Policy's total Specified Amount.

●  Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered.

●  We waive the transfer charge for the first twelve transfers during a Policy Year, but we may deduct a $25 charge for the thirteenth and each subsequent transfer in a Policy Year.

Charges Against the Variable Account

●  We deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount. The charge equals an effective annual rate of 0.90%.

●  We may assess a charge against the Variable Account for federal income taxes that may be attributable to the Variable Account.

●  Because the Variable Account purchases shares of the Investment Options, the value of the average net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option.

The following table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2018. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses
(expenses that are deducted from Investment Option assets)(1)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.39%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(2)	0.10%	1.25%

(1) For certain Investment Options, certain expenses were reimbursed or fees waived during 2019. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.25%

(2) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past April 30, 2021.

TAX TREATMENT (See "FEDERAL TAX MATTERS")

●  If we issue a Policy on the basis of a standard premium class, we believe that the Policy should qualify as a life insurance contract for federal income tax purposes.

●  If we issue a Policy on a substandard basis, it is not clear due to lack of guidance whether or not the Policy would qualify as a life insurance contract for federal income tax purposes, in all cases, particularly if you pay the full amount of premiums permitted under the Policy.

●  If a Policy qualifies as a life insurance contract for federal income tax purposes, the Cash Value under a Policy should be subject to the same federal income tax treatment as cash value under a conventional fixed-benefit Policy—the Policyowner is generally not deemed to be in constructive receipt of Cash Values under a Policy until there is a distribution from the Policy.

●  If a Policy qualifies as a life insurance contract for federal income tax purposes, the death proceeds payable generally should be excludable from the gross income of the Beneficiary.

●  Even if a Policy qualifies as a life insurance contract for federal income tax purposes, it may be classified as a Modified Endowment Contract ("MEC"), depending on the amount and timing of premiums paid under the Policy. If the Policy is classified as a MEC, the federal tax treatment of distributions other than payment of the death benefit would be less favorable than if the Policy were not classified as a MEC.

State Variations

Policies issued in your state may provide different features and benefits from and impose different features and benefits from those described in this prospectus because of state law variations. These differences include, among other things, cancellation privileges and issue age limitations. Please note that this prospectus describes the material rights and obligations of a Policyowner, and the maximum and current fees and charges for all Policy features and benefits are set forth in the "CHARGES" section of this prospectus.

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

Farm Bureau Life Insurance Company

Farm Bureau Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on October 30, 1944. At December 31, 2019, Iowa Farm Bureau Federation owned shares of various classes representing 71.5% of the outstanding voting power of FBL Financial Group, Inc., which owns 100% of our outstanding voting shares.

Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. We are admitted to do business in 18 states—Arizona, Colorado, Idaho, Iowa, Kansas, Minnesota, Montana, Nebraska, Nevada, New Mexico, North Dakota, Oklahoma, Oregon, South Dakota, Utah, Washington, Wisconsin and Wyoming.

Iowa Farm Bureau Federation

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

The Variable Account

We established the Variable Account as a separate account on March 3, 1987. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue.

The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. For example, we may transfer assets attributable to our investment in the Variable Account or fees and charges that have been earned. Assets held in our General Account are subject to our general liabilities from business operations.

The Variable Account currently has 35 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 12 Investment Options, including the Declared Interest Option.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses must accompany or precede this Prospectus and you should read them carefully and retain them for future reference. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Home Office.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Capital Appreciation Fund	● This Fund seeks capital growth. The Fund pursues this objective by investing primarily in the common stocks of medium- and small-sized companies whose rate of growth in earnings and revenue the adviser believes will increase over time. The adviser will also consider the strength of a company's stock price relative to peer companies.
VP Inflation Protection Bond Fund	● This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.
VP Mid Cap Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies' value.
VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.
VP Value Fund	● This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

Calvert Variable Products, Inc. Calvert Research and Management ("CRM" or the "Adviser") serves as the investment adviser to the Portfolios. Ameritas Investment Partners, Inc. serves as the investment sub-adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP NASDAQ-100 Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.
Calvert VP Russell 2000® Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

BNY Mellon. The BNY Mellon Investment Adviser, Inc. serves as the investment adviser to the BNY Mellon Variable Investment Fund and the BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Fayez Sarofim and Co. serves as the investment sub-adviser to the BNY Mellon Variable Investment Fund: Appreciation Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Service Shares	● This Fund seeks long-term capital appreciation. This Fund normally invests at least 80% of its assets plus any borrowings for investments purposes, in equity securities (or derivative instruments with similar characteristics) of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no material unresolvable environmental, social and governance (ESG) issues.
BNY Mellon Variable Investment Fund: Appreciation Portfolio—Initial Shares	● This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.
BNY Mellon Variable Investment Fund: Growth & Income Portfolio—Initial Shares	● This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.
BNY Mellon Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Shares	● This Portfolio seeks capital growth. The Portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The Portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.

Federated Hermes Insurance Series. Federated Hermes Equity Management Company of Pennsylvania serves as the investment adviser to the Federated Hermes Managed Volatility Fund II; and Federated Hermes Investment Management Company serves as the investment adviser to the Federated Hermes Government Money Fund II and Federated Hermes Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Hermes Government Money Fund II—Service Shares	● The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is to provide current income consistent with stability of principal and liquidity. The Fund invests in a portfolio of U.S. Treasury and government securities maturing in 397 days or less, as well as repurchase agreements collateralized fully by U.S. Treasury and government securities. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per Share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Federated Hermes Managed Volatility Fund II—Primary Shares(1)	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high income potential, and overlaying a managed volatility strategy. The Fund's portfolio will normally be invested in stocks, bonds, futures contracts, as well as certain other permitted investments. The Fund may also invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies.
Federated Hermes Quality Bond Fund II—Primary Shares	● The Fund's investment objective is to provide current income. The Fund invests in a diversified portfolio of investment-grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government and privately issued mortgage-backed securities, and U.S. Treasury and agency securities.

(1) The Investment Option includes a volatility management strategy as part of the Investment Option's investment objective and/or principal investment strategy. See "Volatility Management Strategies" below.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc (FMRC) and other investment advisers serve as sub-advisers for the fund. For VIP Index 500, Fidelity Management & Research Company (FMR) is the fund's manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund. For VIP Overseas, Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc. (FMRC), FMR Investment Management (UK) Limited (FMR UK), and other advisers serve as sub-advisers for the fund.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Contrafund® Portfolio—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity® VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.
Fidelity® VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may potentially invest in bonds, including lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.
Fidelity® VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.
Fidelity® VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.
Fidelity® VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.
Fidelity® VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. equity securities, allocating investments across different countries and regions.

Franklin Templeton Variable Insurance Products Trust. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth VIP and U.S. Government Securities VIP Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value VIP Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Franklin Mutual Shares VIP Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate VIP Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth VIP Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate VIP Fund—Class 2	● This Fund seeks high total return. Under normal market conditions, the Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Mutual Shares VIP Fund—Class 2	● This Fund seeks capital appreciation with income as a secondary goal. Under normal market conditions, the Fund normally invests primarily in U.S. and foreign equity securities of companies the manager believes are undervalued.
Franklin Small Cap Value VIP Fund—Class 2	● This Fund seeks long-term total return. Under normal market conditions, the Fund normally invests at least 80% of its net assets in investments of small capitalization companies.
Franklin Small-Mid Cap Growth VIP Fund—Class 2	● This Fund seeks long-term capital growth. Under normal market conditions, the Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.
Franklin U.S. Government Securities VIP Fund—Class 2	● This Fund seeks income. Under normal market conditions, the Fund normally invests at least 80% of its net assets in U.S. government securities.
Templeton Growth VIP Fund—Class 2	● This Fund seeks long-term capital growth. Under normal market conditions, the Fund normally invests primarily in equity securities of companies located anywhere in the world, including developing markets.

J.P.Morgan Insurance Trust. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
J.P.Morgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $20 billion at the time of purchase.
J.P.Morgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks a high level of dividend income and long-term capital growth through investments in large-capitalization stocks of companies with a strong track record of paying dividends or that are undervalued. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Portfolio	Investment Objective(s) and Principal Investments
Mid-Cap Growth Portfolio	● This Portfolio seeks long-term capital appreciation by investing earnings in the common stocks of medium sized companies with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid-Cap 400 Index or the Russell Mid Cap Growth Index. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies.
Moderate Allocation Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital growth and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the Portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.
New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. companies operating in sectors the investment adviser believes will be the fastest growing. The Portfolio may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd are the investment sub-advisers.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. This Portfolio is subject to the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Cash Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, FBL Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the Securities and Exchange Commission.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Cash Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

●  operate the Variable Account as a management investment company under the Investment Company Act of 1940,

●  deregister the Variable Account under that Act in the event such registration is no longer required, or,

●  subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION—Voting Rights.")

Volatility Management Strategies

Investment Options that utilize a volatility management strategy are designed to reduce the overall volatility of the Investment Option and provide you with risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Cash Value rising less than would have been the case had you been invested in an Investment Option that does not utilize a volatility management strategy. Conversely, investing in an Investment Option that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Investment Option's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Cash Value may decline less than would have been the case had you not been invested in an Investment Option that features a volatility management strategy.

Please further note that Investment Options may utilize volatility management techniques that differ from each other. Please see the Investment Options' prospectuses for more information about the Investment Options' objective and strategies.

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $25,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $25,000.

The effective date of insurance coverage under the Policy will be the latest of:

●  the Policy Date,

●  the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

●  the date when we receive the full initial premium at our Home Office.

The Policy Date will be the later of:

(1)  the date of the initial application, or

(2)  the date we receive any additional information at our Home Office if our underwriting rules require additional medical or other information.

The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

The Company no longer offers the Policy to new purchasers. Although the Policy is no longer available to new purchasers, all rights and benefits under the Policy continue to be available to Policyowners.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium equal to the greater of $100, or an amount that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month (for Policies established through a monthly premium payment mode), or an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deductions for the first two Policy months (for Policies established through a quarterly, semi-annual or annual premium payment mode). Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office or to our designated payment processing center.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before changing the planned premium schedule.

Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"). However, your Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

Death Benefit Guarantee Premiums. If you selected the optional Death Benefit Guarantee Rider, your Policy's data page will show a "Death Benefit Guarantee Monthly Premium." On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a Grace Period even if its Net Cash Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial surrenders have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial surrender of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial surrender ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy's Specified Amount or death benefit options, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.") You should consult a tax adviser before paying an unscheduled premium payment.

Premium Limitations. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS—Premium Expense Charge.")

Allocating Net Premiums. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)  before the date we obtain, at our Home Office, a signed notice from you that you have received the Policy, or

(2)  before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Cash Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY—Examination of Policy (Cancellation Privilege)").

The following additional rules apply to Net Premium allocations:

●  You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option. (The Company may, in its sole discretion, raise the minimum allocation requirement to 10% at any time.)

●  Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

●  Each Net Premium may be directed to a maximum of 12 Investment Options, including the Declared Interest Option.

●  You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice. The change will take effect on the date we receive the Written Notice and will have no effect on prior Cash Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice and returning the Policy to us before midnight of the 20th day after you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail will be deemed returned on being placed in the U.S. Mail properly addressed and postage prepaid.

We will refund, within seven days after our receipt of satisfactory notice of cancellation and the returned Policy, an amount equal to the sum of:

●  the Cash Value on the Business Day on or next following the date we receive the Policy,

●  any premium expense charges we deducted,

●  monthly deductions made on the Policy Date and any Monthly Deduction Day, and

●  amounts approximating the daily charges against the Variable Account.

(Owners in the state of Utah will receive the greater of (1) the Policy's Cash Value plus an amount approximately equal to any charges we deducted from premiums, Cash Value and the Variable Account, or (2) premiums paid.)

Policy Lapse and Reinstatement

Lapse. Your Policy may lapse (terminate without value) if the Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Policy will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE POLICY—Premiums—Death Benefit Guarantee Premiums.") Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Cash Value for purposes of Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Cash Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

In general, the Grace Period under your Policy is 61 days (31 days in certain states) and your Policy will lapse or terminate without value if you do not pay sufficient premium before the end of the Grace Period. However, if your Policy enters the Grace Period after March 1, 2020, you may have options to keep your Policy in force in light of the financial challenges posed by the public health (COVID-19) crisis. Please contact the Company at 1-800-247-4170 for further information.

Reinstatement. Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

●  A written application for reinstatement signed by the Policyowner and the Insured;

●  Evidence of insurability we deem satisfactory; and

●  A premium that, after the deduction of the premium expense charge, is at least sufficient to cover the monthly policy expenses for the lapsed period and to keep the Policy in force for three months.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the first-year monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") We will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

If we approve your application for reinstatement, your Policy will be reinstated with an effective date equal to the date of lapse. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period and the reinstatement net premium amount will remain there unless and until you provide us with allocation instructions.

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Cash Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Cash Value by partially or completely surrendering the Policy. (See "POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS—Loan Benefits—Policy Loans.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), and benefits upon the maturity of a Policy (see "POLICY BENEFITS—Benefits at Maturity"). You may also elect to participate in the asset allocation program and allocate all of your premiums to one of the four available asset allocation model portfolios (see "POLICY BENEFITS—Asset Allocation Program").

Cash Value Benefits

Surrender Privileges. At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy in whole or in part by sending us Written Notice. If we receive your Written Notice to surrender your Policy in good order prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender your Policy in good order at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Cash Value for your Policy (less the Surrender Charge) as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2% of the amount requested. (See "CHARGES AND DEDUCTIONS—Surrender Charge.") We ordinarily mail surrender proceeds to the Policyowner within seven days after we receive Written Notice for a surrender, although we may postpone payments under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Facsimile Requests. You may request a partial withdrawal from or surrender of your Policy via facsimile.

●  Facsimile requests must be directed to 1-800-754-6370 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

●  A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

●  We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization be provided. You should be able to obtain a signature guarantee from a bank, broker, credit union (if authorized under state law) or a savings association. A notary public cannot provide a signature guarantee.

●  Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive your Written Notice in good order. We treat facsimile requests as having been received based upon the time noted at the end of the transmission.

●  A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

●  We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage or expense from complying with facsimile requests we reasonably believe to be authentic.

  CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

●  We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Complete Surrenders. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period when we receive the request at the Home Office, less the Surrender Charge.

We may pay this amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS—Payment Options.") If you surrender the entire Net Cash Value, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with complete surrenders.

Partial Surrenders. You may obtain a portion of the Policy's Net Cash Value as a partial surrender from the Policy.

●  A partial surrender must be at least $500.

●  A partial surrender cannot exceed the lesser of (1) the Net Cash Value minus $500 or (2) 90% of the Net Cash Value.

We deduct the Surrender Charge from the remaining Cash Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS—Payment Options.")

We will allocate a partial surrender (together with the Surrender Charge) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial surrender, we will allocate the partial surrender among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value, reduced by any outstanding Policy Debt, on the date we receive your Written Notice.

Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS—Death Proceeds.")

●  The Policy's Cash Value will be reduced by the amount of the partial surrender.

●  If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect.

●  If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender.

If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. If Option B is in effect at the time of surrender, partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered. (See "POLICY BENEFITS—Death Proceeds—Death Benefit Options.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a result, we will not process any partial surrender that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS."

Net Cash Value. Net Cash Value equals the Policy's Cash Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Calculating Cash Value. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Cash Value on each Business Day, and there is no guaranteed minimum Cash Value.

●  Cash Value will reflect a number of factors, including

●  premiums paid,

●  partial surrenders,

●  Policy Loans,

●  charges assessed in connection with the Policy,

●  interest earned on the Cash Value in the Declared Interest Option, and

●  investment performance of the Subaccounts to which the Cash Value is allocated.

As of the Policy Date, the Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Cash Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

●  The total Subaccount units represented by the Cash Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

●  Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

●  All Cash Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

●  All Cash Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

●  All partial surrenders (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

●  The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

●  The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

Unit Value. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent Valuation Period by dividing (a) by (b) where:

(a)  is the net result of

(1)  the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, plus

(2)  the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period, minus

(3)  the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

(4)  any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, minus

(5)  a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)  is the number of units outstanding at the end of the preceding Valuation Period.

We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

Transfers

The following features apply to transfers under the Policy:

●  You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

●  You may make transfers by written request to the Home Office or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at (800) 247-4170. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

●  The amount of the transfer must be at least $100; or if less than $100, the total Cash Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

●  The transfer will be effective as of the end of the Valuation Period during which we receive your Written Notice in good order. This means that if we receive your Written Notice or telephone request for transfer in good order prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice or telephone request for transfer in good order at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the end of the transmission.

●  The Company waives the transfer charge for the first twelve transfers during a Policy Year.

●  We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS—Transfer Charge.")

●  For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Cash Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Policy's then-effective premium allocation instructions. The asset rebalancing program will transfer Cash Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free currently permitted transfers during a Policy Year.

●  This feature cannot be utilized in combination with dollar cost averaging program.

●  If you elect to participate in the asset allocation program, then your Cash Value will automatically be rebalanced annually to maintain the Subaccounts and percentage for your selected asset allocation model.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is twelve, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a Written Notice at our Home Office.

●  This feature is considered in the twelve free transfers in a Policy Year. All transfers made on the same date count as one transfer.

●  The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

●  There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

●  This feature can not be used in combination with the automatic rebalancing or the asset allocation programs.

Additional Limitations on Transfers. When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same Policyowner or owned by spouses or by different partnerships that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging, automatic rebalancing or asset allocation programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of any Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Asset Allocation Program

The following is a summary of the asset allocation program available under the Policy. A more detailed description of the asset allocation models available within the program may be obtained from our Home Office by calling 1-800-400-5742.

Overview. The asset allocation program is a service made available to assist you in selecting Investment Options under your Policy. You may elect to allocate all of your Net Premiums to one of the model portfolios of the asset allocation program.

If you elect to participate in the asset allocation program at any time after the Policy Date, we will reallocate your Accumulated Value on the Business Day we receive the information necessary to process the request in accordance with the asset allocation model portfolio you selected that is in effect at that time. This means that if we receive the information necessary to process the request in good order prior to 3:00 p.m. central time on a Business Day, we will process the request at the Unit Values calculated as of 3:00 p.m. that Business Day. If we receive your request in good order at or after 3:00 p.m. central time, we will process the request at the Unit Values calculated as of 3:00 p.m. on the following Business Day.

If you elect to participate in the asset allocation program, you must include all your Accumulated Value in the Program. Our affiliate, FBL Investment Management Services, Inc. ("FIMS") will serve as the investment adviser and will have an advisory relationship with each Policyowner, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the asset allocation program. We do not provide investment advice in making the asset allocation program or any other service or feature available under the Policy.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if FIMS changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your asset allocation model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the asset allocation program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of Premium and Accumulated Value allocated to each Investment Option.

There currently are four (4) asset allocation model portfolios to choose from:

●  Moderate Conservative Model Portfolio

●  Moderate Model Portfolio

●  Moderate Aggressive Model Portfolio

●  Aggressive Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio, your selection will remain unchanged until you select a new model portfolio or end your participation in the asset allocation program. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Based on the results of the questionnaire, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. You may contact your registered representative or our Home Office for copy of the questionnaire. There is no charge to change to a different model portfolio.

Annual Rebalancing. On the fifth Business Day of May each year, we automatically rebalance your Accumulated Value to maintain the Subaccounts and percentages for your selected asset allocation model portfolio. This annual rebalancing takes account of:

●  Increases and decreases in Accumulated Value in each Subaccount due to Subaccount performance,

●  Increases and decreases in Accumulated Value in each Subaccount due to partial withdrawals and payment of Premiums, and

●  Any adjustments FIMS has made to the selected asset allocation model portfolio.

The first annual rebalancing will be on the fifth Business Day of May, each calendar year following the later of the election date.

Allocation of Future Premiums. The asset allocation model portfolio that you select will override any prior percentage allocations that you may have chosen and all future Net Premiums will be allocated accordingly.

Changes to Asset Allocation Model Portfolios. FIMS periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. FIMS may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes will be made to a particular model portfolio as a result of FIMS' review, then FIMS will notify all Policyowners in the asset allocation program at least 30 days in advance of the date of such changes. You should carefully review these notices. Policyowners who wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action. Policyowners who do not wish to revise their respective investment allocations based on the changes to the model portfolios must contact our Home Office prior to the deadline set forth in the notice and affirmatively opt out of the revised asset allocation model portfolio. Unless you elect a different model portfolio under the asset allocation program, opting out of the revised asset allocation model portfolio will also cause your participation in the asset allocation program to terminate. When your participation in the asset allocation program terminates, your Accumulated Value will remain in the same Subaccounts it was in immediately prior to your opting out of the program until such time as you may request to transfer your Accumulated Value.

Note:

●  Transfers among Investment Options resulting from a change in the asset allocation model portfolios are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the asset allocation program to have terminated. However, you can elect at any time to again participate in the asset allocation program. Please contact our Home Office to reenter the asset allocation program. Please note: You must submit a request form, and may be required to submit an updated standardized questionnaire, before reentering the asset allocation program.

Other Information. We and our affiliates, including FIMS, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Also, FIMS, in its capacity as investment adviser to certain of the Investment Options, may believe that certain portfolios it manages may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, FIMS is legally obligated to disregard these incentives. FIMS receives no compensation for services it performs in developing and updating asset allocation model portfolios.

For more information about FIMS, and its role as investment adviser for the asset allocation program, please see the FIMS disclosure document, which is available to you at no charge. You can request a copy by writing to FBL Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266 or by contacting our Home Office at 1-800-400-5742. We may perform certain administrative functions on behalf of FIMS; however, we are not registered as an investment adviser and are not providing any investment advice in making the asset allocation program available under the Policy.

If you elect to participate in the asset allocation program:

●  You can surrender all or part of your Cash Value.

●  You cannot also elect to participate in the dollar cost averaging program.

We may terminate or alter the asset allocation program at any time.

Loan Benefits

Policy Loans. So long as the Policy remains in force and has a positive Net Cash Value, you may borrow money from the Company at any time using the Policy as the sole security for a Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

The maximum amount that you may borrow at any time is 90% of the Cash Value as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan, less any previously outstanding Policy Debt. (Certain states may permit you to borrow up to 100% of the Policy's Net Cash Value.) The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to a Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each Subaccount bears to the Policy's total Cash Value in the Variable Account. We will determine Cash Values as of the end of the Valuation Period during which we receive your Written Notice for a Policy Loan.

We normally will mail loan proceeds to you within seven days after receipt of a written request at the Home Office. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.") Our ability to credit interest on amounts held in the Declared Interest Option as security for Policy Debt is subject to our financial strength and claims paying ability.

Loan Interest Charged. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the Policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions:

(1)  the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8%);

(2)  any increase in the interest rate may not exceed 1% per calendar year; and

(3)  changes in the interest rate may not occur more often than once in any twelve-month period. We will send you notice of any change in rate. The new rate will take effect on the Policy Anniversary coinciding with or next following the date we change the rate.

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS—Loan Benefits—Allocation of Policy Loan.")

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and we will credit it to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

Effect on Investment Performance. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid Policy Loan interest. Policy Debt is not included in Net Cash Value, which is equal to Cash Value less

Policy Debt. If Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS—Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY—Policy Lapse and Reinstatement—Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS—Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS—Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt. You may repay Policy Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Cash Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

●  You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

●  If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "POLICY BENEFITS—Payment Options.")

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "GENERAL PROVISIONS—Postponement of Payments.")

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Cash Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Policy from lapsing. (See "THE POLICY—Premiums—Death Benefit Guarantee Premium.") Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)  is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial surrenders (accumulated from the date of each surrender at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)  is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death.

Under Option A, the death benefit will be equal to the greater of

(1)  the sum of the current Specified Amount and the Cash Value, or

(2)  the Cash Value multiplied by the specified amount factor for the Insured's Attained Age.

We will determine Cash Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, Policyowners generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

●  the current Specified Amount, or

●  the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Cash Value rather than increased death benefits, Policyowners generally should select Option B.

Appendix B shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

Changing the Death Benefit Option. You may change the death benefit option in effect at any time by sending Written Notice to us. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Cash Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Cash Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.")

Change in Existing Coverage. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us Written Notice. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY—Premiums—Premium Limitations"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

Changes in Insurance Protection. You may increase or decrease the pure insurance protection provided by a Policy—the difference between the death benefit and the Cash Value—in one of several ways as insurance needs change. This would include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, taking a partial surrender from Cash Value.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

●  A decrease in the Specified Amount will, subject to the applicable specified amount factor (see "POLICY BENEFITS—Death Proceeds—Death Benefit Options"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

●  An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

●  If you elect Option B, an increased level of premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

●  If you elect Option B, a reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

●  A partial surrender will reduce the death benefit. (See "POLICY BENEFITS—Cash Value Benefits—Surrender Privileges.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary effect of a partial surrender is you receive cash and reduce Cash Value.

In comparison, an increase in the death benefit due to the operation of the specified amount factor occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the death benefit based upon the specified amount factor occurs only when the Cash Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premium payments, favorable investment performance and large initial premiums tend to increase the likelihood of the specified amount factor becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premium payments are stopped or decreased.

A change in insurance protection may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right. There is no separate charge for this Endorsement.

For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy's death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Adding this endorsement to a Policy or requesting an accelerated death benefit under this endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount you request to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

There are several other restrictions associated with the Endorsement. These are:

(1)  the Endorsement is not valid if the Policy is within five years of being matured,

(2)  the consent of any irrevocable Beneficiary or assignee is required to exercise the Endorsement,

(3)  we reserve the right, in our sole discretion, to require the consent of the Insured or of any Beneficiary, assignee, spouse or other party of interest before permitting the exercise of the Endorsement,

(4)  we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)  the Endorsement is not effective where:

(a)  you or the Insured would be otherwise required by law to use the Endorsement to meet the claims of creditors, or

(b)  the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

The Endorsement will terminate at the earlier of the end of the grace period for which any premium is unpaid, upon our receipt of your Written Notice to cancel the Endorsement or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the Beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Benefits at Maturity

The Maturity Date is Attained Age 95. If the Insured is alive and the Policy is in force on the Maturity Date, we will pay to you the Policy's Cash Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See "POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.") We may pay benefits at maturity in a lump sum or under a payment option.

Prior to the Maturity Date, your Policy may be exchanged for a universal life policy to provide you continued coverage to age 115. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

Payment Options

We may pay death proceeds and Cash Value due at maturity, or upon partial or complete surrender of a Policy in whole or in part under a payment option as described below. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending Written Notice, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1)  the proceeds are less than $2,000;

(2)  periodic payments would be less than $20; or

(3)  the payee is an assignee, estate, trustee, partnership, corporation or association.

You may choose a lump sum payment under a Living Tradition AccountTM ("LTA"). The LTA is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the payee, and the payee will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for the Company, the bank will receive the amount the payee requests as a transfer from the Company's General Account. The LTA is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the LTA is backed by the financial strength of the Company, although it is subject to the claims of our creditors. We receive a benefit from all amounts left in the LTA. We pay interest on proceeds held in the LTA. Any interest paid on proceeds held in the LTA are currently taxable.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

Option 1—Interest Income. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly as selected by the payee and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option 2—Income for a Fixed Period. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 3—Life Income with Term Certain. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 4—Income of a Fixed Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 5—Joint and Two-Thirds Survivor Monthly Life Income. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

Alternate Payment Options. The Company may make available alternative payment options. Your choice of payment frequency and payout period will affect the amount of each payment and the total amount paid out. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment and the total amount paid out.

A tax adviser should be consulted with respect to the consequences associated with a payment option.

Even if the death benefit under the Policy is excludable from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policyowner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change. Such updates should be communicated in writing, by telephone, or facsimile to our Home Office.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.

Sales Charge. We deduct a sales charge equal to 5% of each premium payment to compensate us for expenses incurred in distributing the Policy. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy from our general assets, including amounts derived from the mortality and expense risk charge.

Premium Taxes. Various states and subdivisions thereof impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2% of each premium payment for these taxes. Premium taxes vary from state to state. The deduction represents an amount we consider necessary to pay all premium taxes imposed by the states and any subdivisions thereof. We reserve the right to change the amount of this premium tax charge.

Monthly Deduction

We deduct certain charges monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "GENERAL PROVISIONS—Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest

Option and the Subaccounts, we determine Cash Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

●  the cost of insurance for the Policy; plus

●  the cost of any optional insurance benefits added by rider; plus

●  the monthly administrative charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first-year monthly administrative charge.

Cost of Insurance. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b) minus (c), where:

(a)  is the Specified Amount;

(b)  is 1.00367481; and

(c)  is the Cash Value.

We determine the Specified Amount and the Cash Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Cash Value a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate. We base the cost of insurance rate for the initial Specified Amount on factors including, but not limited to, the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on factors including, but not limited to, the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience and other factors. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

1  Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into underwriting classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Cash Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL PROVISIONS—Additional Insurance Benefits.")

Monthly Administrative Charge. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $3 monthly administrative charge against each Policy. Once we issue a Policy, we guarantee the amount of this charge for the life of the Policy.

First-Year Monthly Administrative Charge. We deduct administrative charges from Cash Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Policy records. We base the charges deducted during the first 12 Policy Months on the Insured's Attained Age. We base the charges deducted during the 12 Policy Months following any increase in Specified Amount on the Insured's age at last birthday on the effective date of the increase.

The first-year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

Age	$25,000 to $49,999	$50,000 to $99,999	$100,000 to $249,000	$250,000+
0-25	$0.20	$0.15	$0.10	$0.05
26	0.21	0.16	0.11	0.06
27	0.22	0.17	0.12	0.06
28	0.23	0.18	0.13	0.07
29	0.24	0.19	0.14	0.07
30	0.25	0.20	0.15	0.08
31	0.26	0.21	0.16	0.08

Age	$25,000 to $49,999	$50,000 to $99,999	$100,000 to $249,000	$250,000+
32	0.27	0.22	0.17	0.09
33	0.28	0.23	0.18	0.09
34	0.29	0.24	0.19	0.10
35	0.30	0.25	0.20	0.10
36	0.31	0.26	0.21	0.11
37	0.32	0.27	0.22	0.11
38	0.33	0.28	0.23	0.12
39	0.34	0.29	0.24	0.12
40	0.35	0.30	0.25	0.13
41	0.36	0.31	0.26	0.13
42	0.37	0.32	0.27	0.14
43	0.38	0.33	0.28	0.14
44	0.39	0.34	0.29	0.15
45	0.40	0.35	0.30	0.15
46	0.41	0.36	0.31	0.16
47	0.42	0.37	0.32	0.16
48	0.43	0.38	0.33	0.17
49	0.44	0.39	0.34	0.17
50	0.45	0.40	0.35	0.18
51	0.46	0.41	0.36	0.18
52	0.47	0.42	0.37	0.19
53	0.48	0.43	0.38	0.19
54	0.49	0.44	0.39	0.20
55 & up	0.50	0.45	0.40	0.20

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

●  Unless paid in cash, we will deduct the transfer charge from the amount transferred.

●  Once we issue a Policy, we will not increase this charge for the life of the Policy.

●  We will not impose a transfer charge on transfers that occur as a result of Policy Loans, exercise of the special transfer privilege or upon initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

Currently, there is no charge for changing the Net Premium allocation instructions.

Surrender Charge

Upon partial or complete surrender of a Policy, we assess a charge equal to the lesser of $25 or 2% of the amount surrendered to compensate us for costs incurred in accomplishing the surrender. We deduct the Surrender Charge from the remaining Cash Value.

Variable Account Charges

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of 0.90% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

Investment Option Expenses. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option described in the prospectus for each Investment Option.

Compensation. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Cash Value to the Declared Interest Option. Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Please refer to the Policy for complete details regarding the Declared Interest Option.

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets. All assets in the General Account are subject to the Company's general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Net Cash Value under any guarantees under the Policy, including the death benefit, such amounts will come from our General Account. Thus, those guarantees are subject to our financial strength and claims paying ability and the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The Company's financial statements include a further discussion of the risks inherent within the investments of the General Account.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Cash Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Cash Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment performance of the General Account.

Declared Interest Option Cash Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year. Any interest credited on the Policy's Cash Value in the Declared Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by us, in our sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6%. The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Cash Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Cash Value transferred to the Declared Interest Option, plus interest at the rate of 4.5% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial surrenders or transfers to the Variable Account.

Transfers, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS—Transfer Charge"). Unless you submit the transfer charge in cash with your request, we will deduct the charge from the amount transferred. No more than 50% of the Net Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Cash Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

We may delay transfers, payment of partial and complete surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Incontestability

The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Misstatement of Age Or Sex

If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial surrenders, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within one year from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

●  the current death benefit,

●  the Cash Value in each Subaccount and in the Declared Interest Option,

●  outstanding Policy Debt, and

●  premiums paid, partial surrenders made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Non-Participation

The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any Written Notice to the Company at our Home Office. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial surrenders and Policy Loans within seven days after we receive the Policyowner's Written Notice. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete or partial surrender, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

●  the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

●  the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

●  an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

If, under SEC rules, the Federated Government Money Fund II suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial withdrawal, surrender, Policy Loan or death proceeds from the Money Market Subaccount until the Portfolio is liquidated.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial or complete surrender, loan or death proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

●  the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

●  the date the Policyowner surrenders the Policy for its entire Net Cash Value;

●  the death of the Insured; or

●  the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at the Home Office. Assigning the Policy may have federal income tax consequences.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

Changing the Policyowner or Beneficiary

During the Insured's lifetime, the Policyowner and the Beneficiary may be changed; subject to the rights of any irrevocable beneficiary. To make a change, you must send Written Notice and we must actually receive and record the request. The change will take effect as of the date you sign the request and will not be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Additional Insurance Benefits

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

●  Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

●  Universal Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

●  Universal Child Term Life Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

●  Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Cash Value be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

●  Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS—Monthly Deduction.") You may obtain detailed information concerning available riders from the agent selling the Policy. (Not all riders are available in all states and state variations may apply.)

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new address.

DISTRIBUTION OF THE POLICIES

The Policies were sold and are serviced by individuals, who in addition to being appointed as life insurance agents for the Company, are also registered representatives of the principal underwriter of the Policies, FBL Marketing Services, LLC ("FBL Marketing"). FBL Marketing is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA. To cover costs and expenses associated with facilitating Policy sales, the Company pays FBL Marketing a monthly amount equal to 5% of commissions and service fees paid to managers and registered representatives of FBL Marketing. FBL Marketing's principal business address is the same as that of the Company.

In addition to the annual compensation paid for FBL Marketing's role as principal underwriter, the Company pays commissions to FBL Marketing for sales of the Policies, and FBL Marketing pays its registered representatives all of the commissions it receives. Registered representatives will receive commissions based on a commission schedule and rules established by FBL Marketing. The Company may pay agents first year commissions at a rate not exceeding 50% of minimum initial premiums and 4% of excess premiums paid in the first Policy Year.

Registered representatives will be paid renewal commissions at a rate equal to 5% of minimum initial premiums and 5% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in minimum initial premiums may be paid during the first year following an increase in Specified Amount. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Registered representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits, expense allowances, financing arrangements and non-cash compensation items that the Company may provide jointly with FBL Marketing. Non-cash items may also include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, FBL Marketing's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits.

FBL Marketing's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

The commissions and payments described above, along with other distribution expenses associated with distributing the Policies, such as advertising expenses and compensation for FBL Marketing's management, are paid by the Company. The commissions and other incentives or payments described above are not charged directly to Policyowners. They do not result in any additional charges against the Policy that are not described above under "CHARGES AND DEDUCTIONS." We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

FBL Marketing receives 0.25% from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Option: BNY Mellon Sustainable U.S. Equity Portfolio,

Inc.—Service Shares; Fidelity Variable Insurance Products Funds: VIP High Income Portfolio—Service Class 2 and VIP Mid Cap Portfolio—Service Class 2; and Franklin Templeton Variable Insurance Products Trust: Franklin Global Real Estate VIP Fund—Class 2, Franklin Small Cap Value VIP Fund—Class 2, Franklin Small-Mid Cap Growth VIP Fund—Class 2, Franklin U.S. Government Securities VIP Fund—Class 2, Franklin Mutual Shares VIP Fund—Class 2 and Templeton Growth VIP Fund—Class 2. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. The compensation received by FBL Marketing's registered representatives is not impacted by the Investment Options you choose. Each Investment Option's investment adviser may, from time to time, use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules to make payment for distribution services to FBL Marketing.

We have discontinued new sales of the Policies to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

Investor concerns may be directed to FBL Marketing Services, LLC at 5400 University Avenue, West Des Moines, IA 50266 or by calling our toll-free number at 1-877-860-2904.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Policyowners have been currently taxed on income and gains attributable to variable account assets.

Certain features of the Policy, such as the flexibility to allocate premium payments and Cash Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give the Policyowner investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent the Policyowner from being treated as the owner of the Variable Account assets supporting the Policy .

In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. A life insurance policy received in a tax-free exchange for another life insurance policy that was a MEC will also be classified as a MEC.

If there is a reduction in the benefits under the Policy during the first seven years after the Policy is issued, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced benefit amount. A reduction in benefits may occur, for example, as a result of a partial withdrawal. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

(1)  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

(2)  Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

(4)  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a MEC, including complete and partial surrenders, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread between the interest rate charged on the loan and the interest rate credited to the loaned amount or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

Accelerated Death Benefits. The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit endorsement should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated death benefit payment under this Endorsement.

Exchanges. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY—Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Other Policyowner Tax Matters. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer ("GST") taxes. For example, when the Insured dies, the death proceeds will generally be includible in the Policyowner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includible in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowners. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

The individual situation of each owner or beneficiary will determine the extent, if any, to which state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

ADDITIONAL INFORMATION

Safekeeping of the Variable Account's Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

Voting Rights

To the extent required by law, the Company will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Policyowners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Electronic Transactions

You are entitled to change the allocation of your Subaccount selection or transfer monies among the Subaccounts electronically, to the extent available. We cannot guarantee that you will always be able to reach us to complete an electronic transaction; for example, our website may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or the internet may be out of service during severe weather conditions or other emergencies. If you are experiencing problems, you should send Written Notice to our Home Office. Transaction instructions will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We will provide you confirmation of each electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated electronically are genuine. These procedures may require any person requesting an electronic transaction to provide certain personal identification upon our request. We reserve the right to deny any transaction request made electronically. You are authorizing us to accept and to act upon instructions received electronically with respect to your Policy, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their trustees or officers will be liable for any loss, liability, cost or expense (including attorney's fees) in connection with requests that we believe to be genuine. This policy means that provided we comply with our procedures, you will bear the risk of loss arising out of the electronic transaction privileges of your Policy.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the

Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Officers and Directors of Farm Bureau Life Insurance Company

The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266. The principal occupation shown reflects the principal employment of each individual during the past five years. All directors of Farm Bureau Life are full-time farmers/ranchers and officers/directors of their respective State Farm Bureau Federations.

Name and Position With The Company	Principal Occupation Last Five Years
Daryl J. Lies Director	North Dakota Farm Bureau Federation.
Richard Felts Director	Kansas Farm Bureau.
Joe H. Bragger Director	Iowa Farm Bureau Federation.
Richard J. Plowman Director	Iowa Farm Bureau Federation.
Hans C. McPherson Director	Montana Farm Bureau Federation.
Todd R. Fornstrom Director	Wyoming Farm Bureau Federation.
William R. Frazee Director	Iowa Farm Bureau Federation.
Mark H. Buskohl Director	Iowa Farm Bureau Federation.
Steve Nelson Director	Nebraska Farm Bureau Federation.
Kevin J. Paap Director	Minnesota Farm Bureau Federation.
Bryan L. Searle Director	Idaho Farm Bureau Federation.
Stefanie A. Smallhouse Director	Arizona Farm Bureau Federation.
Andrew A. Hill Director	Iowa Farm Bureau Federation.
Rodd A. Moesel Director	Oklahoma Farm Bureau Federation.

Name and Position With The Company	Principal Occupation Last Five Years
Brent E. Johnson Director	Iowa Farm Bureau Federation.
Scott E. VanderWal Director	South Dakota Farm Bureau Federation.
Craig W. Ogden Director	New Mexico Farm and Livestock Bureau.
Ron B. Gibson Director	Utah Farm Bureau Federation
Craig D. Hill Chairman and Director	Chairman and Class B Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation.
Duane J. Johnson Jr. Senior Vice President and Secretary	Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation. Formerly Director of Field Service.
Daniel D. Pitcher Chief Executive Officer	Chief Executive Officer, FBL Financial Group, Inc. Formerly Chief Operating Officer—Property Casualty.
Casey C. Decker Chief Information Officer	Chief Information Officer, FBL Financial Group, Inc. Formerly Agency Support Vice President, Distribution Support Vice President and Business Technology Vice President.
Charles T. Happel Chief Investment Officer	Chief Investment Officer, FBL Financial Group, Inc.
Kelli A. Eddy Chief Operating Officer—Life Companies	Chief Operating Officer—Life Companies, FBL Financial Group, Inc. Formerly, Senior Vice President Life Operations for Voya Financial.
Lori K. Geadelmann General Counsel

General Counsel, Assistant Secretary & Corporate Compliance Officer, FBL Financial Group, Inc. Formerly Vice President—Assistant General Counsel, Assistant Secretary and Corporate Compliance Officer, FBL Financial Group, Inc.

Jay W. Seiboldt Chief Operating Officer—Property Casualty	Chief Operating Officer—Property Casualty, FBL Financial Group, Inc. Formerly, Vice President—Property Casualty Companies, Vice President—Claims and Regional Vice President.
Donald J. Seibel Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer, FBL Financial Group, Inc.
Jeff Heng Chief Actuary—Life Companies

Chief Actuary—Life Companies, FBL Financial Group, Inc. Formerly Senior Vice President—Financial Reporting for Athene USA, Interim Chief Actuary for Aviva USA, Senior Vice President—Financial Modeling Aviva USA

Name and Position With The Company	Principal Occupation Last Five Years
Nicholas C. Gerhart Chief Administrative Officer	Chief Administrative Officer, FBL Financial Group, Inc. Formerly Iowa Insurance Commissioner.
Karl Olson Vice President—Assistant General Counsel	Vice President—Assistant General Counsel, FBL Financial Group, Inc. Formerly, Private Law Practice Iowa
Kathleen Till Stange Vice President—Corporate and Investor Relations	Vice President—Corporate and Investor Relations, FBL Financial Group, Inc.
Douglas V. Shelton Vice President—Tax and Corporate Planning	Vice President—Corporate Planning, FBL Financial Group, Inc.
Karen Rieck Vice President—Human Resources	Vice President—Human Resources, FBL Financial Group, Inc. Formerly Director of Compensation & Benefits, Vice President for Iowa Bankers Association/Iowa Bankers Insurance & Services
Christopher T. Shryack Life Sales Vice President	Life Sales Vice President, FBL Financial Group, Inc.
Anthony Aldridge Chief Accounting Officer	Chief Accounting Officer, FBL Financial Group, Inc. Formerly Vice President Accounting
Mark Wickham Vice President—Assistant General Counsel and Assistant Secretary	Vice President—Assistant General Counsel and Assistant Secretary, FBL Financial Group, Inc. Formerly, Private Law Practice Iowa
Carolyn Eddy Langenwalter Life Actuarial Product Strategy Vice President	Life Actuarial Product Strategy Vice President, FBL Financial Group, Inc. Formerly Life Product Development & Pricing Vice President
Russ Tigges Sales Support Vice President	Sales Support Vice President, FBL Financial Group, Inc.
Kerry Adaway Information Security Vice President	Information Security Vice President, FBL Financial Group, Inc. Formerly Business Technology Vice President, Technology—Plan Vice President
Mark Sandbulte Vice President Investment Strategy	Vice President Investment Strategy, FBL Financial Group, Inc. Formerly Portfolio Strategy Vice President, FBL Financial Group, Inc. Formerly Asset Allocation Vice President
Ronald L. Mead Jr. Vice President—Sales & Distribution	Vice President Sales & Distribution, FBL Financial Group, Inc. Formerly Vice President Personal Lines & Agriculture.
Daniel Koster Vice President Marketing and Agency Services	Vice President Marketing and Agency Services, FBL Financial Group, Inc. Formerly, Vice President Marketing and Sales Services.

Name and Position With The Company	Principal Occupation Last Five Years
Brian Mamola Vice President—Deputy Chief Actuary	Vice President—Deputy Chief Actuary, FBL Financial Group, Inc. Formerly Vice President Life Actuarial; Appointed Actuary, Vice President Corporate Actuarial, Appointed Actuary
David Merlo Customer Marketing and Integration Vice President	Customer Marketing and Integration Vice President, FBL Financial Group, Inc.
Mathew Gleason Vice President—Wealth Management	Vice President—Wealth Management, FBL Financial Group, Inc. Formerly Vice President Agencies, Regional Vice President
Jason Buhrow Business Technology Vice President	Business Technology Vice President, FBL Financial Group, Inc.
Diana Collins IT Business Management Vice President	IT Business Management Vice President, FBL Financial Group, Inc.
Betty Hand Agency Services Vice President	Agency Services Vice President, FBL Financial Group, Inc. Formerly Director of Agency Services.
Jim Harwood Client/Member Experience Vice President	Client/Member Experience Vice President, FBL Financial Group, Inc. Formerly Marketing & Distribution Analytics Vice President.
Herman Riva Securities Vice President	Securities Vice President, FBL Financial Group, Inc.
Brent Mathisen Investment Vice President, Real Estate	Investment Vice President, Real Estate, FBL Financial Group, Inc.
Rebecca Hulse Business Technology Vice President	Business Technology Vice President, FBL Financial Group, Inc. Formerly IT Business Management Vice President
R. Glenn Kay Regional Vice President	Regional Vice President, FBL Financial Group, Inc. Formerly Director of Sales, Head of Sales, South Atlantic and Director for Farmers Insurance.
Nick Hansel Regional Vice President	Regional Vice President, FBL Financial Group, Inc. Formerly District Manager for Farmers Insurance.
Michelle Hubert Regional Vice President	Regional Vice President, FBL Financial Group, Inc. Formerly Agency Manager
Ben Bjerk Regional Vice President	Regional Vice President, FBL Financial Group, Inc. Formerly Director of Recruiting

Name and Position With The Company	Principal Occupation Last Five Years
Ryan Harklau Regional Vice President	Regional Vice President, FBL Financial Group, Inc. Formerly Agency Manager
Steve Rea Regional Vice President	Regional Vice President, FBL Financial Group, Inc. Formerly Director Sales, Agency Manager
Jim Dipoma Regional Vice President	Regional Vice President, FBL Financial Group, Inc. Formerly Agency Manager
Sonya Ostling Chief Underwriter	Chief Underwriter, FBL Financial Group, Inc.
Tim Rolow Infrastructure and Operations Vice President	Infrastructure and Operations Vice President, FBL Financial Group, Inc.
Nancy Wiles Marketing Communications Vice President	Marketing Communications Vice President, FBL Financial Group, Inc.

Legal Matters

Eversheds Sutherland (US) LLP, Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Iowa Insurance Law, have been passed upon by Lori K. Geadelmann, General Counsel of the Company.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of FBL Marketing to perform its contract with the Account or the ability of the Company to meet its obligations under the Policy.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Policyowner information. Such systems failures and cyber-attacks affecting us, the Investment Options, intermediaries and other affiliated or third-party service providers may adversely affect us and your Cash Value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders with the

Investment Options, cause the release and possible destruction of confidential Policyowner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Investment Options invest, which may cause the Investment Options underlying your Policy to lose value. There can be no assurance that we or the Investment Options or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Even if our workforce and employees of our service providers and third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our processing of Policy-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Policy-related transactions, impact our ability to calculate Policy Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Policy due to a natural disaster or catastrophe.

Experts

The financial statements of the Variable Account at December 31, 2019 and for the periods disclosed in the financial statements, and the financial statements of the Company at December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Carolyn Eddy Langenwalter, Life Actuarial Product Strategy Vice President, as stated in the opinion filed as an exhibit to the registration statement.

Other Information

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

ADMINISTRATIVE SERVICES

Exela Technologies provides services related to the Policies and certain non-variable products including, but not limited to, remittance processing services, including lockbox processing, depositing of check receipts, and mailing of remittance materials to the Company, upon request and document processing, pursuant to an administrative services agreement between the Company and Exela Technologies. For the years 2019, 2018 and 2017, the Company paid Exela Technologies $3,138,440.01, $3,548,310.15, and $3,247,023.92, respectively, for the services performed pursuant to that agreement. Conduent FNIS also provides certain services related to the Policies, including document imaging, pursuant to an administrative services agreement between the Company and Conduent FNIS. For the years 2019, 2018 and 2017, the Company paid Conduent FNIS $99,653.46, $208,614.00, and $208,614.00, respectively, for the services performed pursuant to that agreement.

FINANCIAL STATEMENTS

The Variable Account's statements of assets and liabilities as of December 31, 2019 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Company at December 31, 2019 and 2018, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2019 and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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APPENDIX A

Illustrations of Death Benefits and Cash Values

The following tables illustrate how the death benefits, Cash Values and Surrender Values of a representative Policyowner may vary over an extended period of time at certain ages, assuming hypothetical gross rates of investment return for the Investment Options equivalent to constant gross annual rates of 0%, 6% and 12%. The hypothetical rates of investment return are for purposes of illustration only and should not be deemed a representation of past or future rates of investment return. Actual rates of return for a particular Policy will be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by a Policyowner. Also, values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years but fluctuated above and below those averages for individual Policy Years.

The amounts shown are as of the end of each Policy Year. The tables assume that the assets in the Investment Options are subject to an annual expense ratio of 0.78% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the Investment Options available under the Policy for the last fiscal year (after contractual or voluntary fee waivers or reimbursements). The fees and expenses of each Investment Option vary, and in 2019 the total fees and expenses ranged from an annual rate of 0.10% to an annual rate of 1.39% of average daily net assets. For information on Investment Option expenses, see "SUMMARY OF THE POLICY" and the prospectuses for the Investment Options.

The tables reflect deduction of the premium expense charge, the monthly Policy expense charge, the first-year monthly administrative charge, the first-year monthly expense charge, the daily charge for the Company's assumption of mortality and expense risks, and cost of insurance charges for the hypothetical Insured. The Surrender Values illustrated in the tables also reflect deduction of applicable surrender charges.

Applying the charges and the average Investment Option fees and expenses of 0.78% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of return of— -1.68%, 4.32% and 10.32%, respectively.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS.")

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

* * *

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 0% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 0% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
1	$843	$295	$289	$100,000	$362	$355	$100,000
2	1,728	815	298	100,000	951	932	100,000
3	2,658	1,317	1,292	100,000	1,524	1,499	100,000
4	3,634	1,800	1,775	100,000	2,080	2,055	100,000
5	4,659	2,262	2,237	100,000	2,620	2,595	100,000
6	5,735	2,703	2,678	100,000	3,143	3,118	100,000
7	6,865	3,120	3,095	100,000	3,647	3,622	100,000
8	8,051	3,515	3,490	100,000	4,133	4,108	100,000
9	9,297	3,889	3,864	100,000	4,600	4,575	100,000
10	10,605	4,233	4,208	100,000	5,047	5,022	100,000
15	18,194	5,498	5,473	100,000	6,925	6,900	100,000
20	27,880	5,764	5,739	100,000	8,032	8,007	100,000
25	40,241	4,346	4,321	100,000	8,011	7,986	100,000
30	56,018	83	82	100,000	6,327	6,302	100,000
35	76,154	*	*	*	2,134	2,109	100,000
40	*	*	*	*	*	*	*
45	*	*	*	*	*	*	*
50	*	*	*	*	*	*	*
55	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*
Age 65	56,018	83	82	100,000	6,327	6,302	100,000
Age 70	76,154	*	*	*	2,134	2,109	100,000
Age 95	*	*	*	*	*	*	*

*  In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 0% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF (-1.68). NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 6% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 6% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year Accumulated End of Year End of Year End of Year End of Year End of Year End of Year	Premiums at 5% Per Year	Accumulated Value	Surrender Value	Death Benefit	Accumulated Value	Surrender Value	Death Benefit
1	$843	$325	$319	$100,000	$395	$387	$100,000
2	1,728	903	885	100,000	1,047	1,026	100,000
3	2,658	1,495	1,470	100,000	1,721	1,696	100,000
4	3,634	2,103	2,078	100,000	2,418	2,393	100,000
5	4,659	2,724	2,699	100,000	3,138	3,113	100,000
6	5,735	3,358	3,333	100,000	3,880	3,855	100,000
7	6,865	4,004	3,979	100,000	4,645	4,620	100,000
8	8,051	4,662	4,637	100,000	5,433	5,408	100,000
9	9,297	5,335	5,310	100,000	6,245	6,220	100,000
10	10,605	6,014	5,989	100,000	7,081	7,056	100,000
15	18,194	9,497	9,472	100,000	11,583	11,558	100,000
20	27,880	12,891	12,866	100,000	16,529	16,504	100,000
25	40,241	15,475	15,450	100,000	21,689	21,664	100,000
30	56,018	15,963	15,938	100,000	26,701	26,676	100,000
35	76,154	11,472	11,447	100,000	31,011	30,986	100,000
40	101,852	*	*	*	33,549	33,524	100,000
45	134,651	*	*	*	32,176	32,151	100,000
50	176,512	*	*	*	23,127	23,102	100,000
55	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*
Age 65	56,018	15,963	15,938	100,000	26,701	26,676	100,000
Age 70	76,154	11,472	11,447	100,000	31,011	30,986	100,000
Age 95	*	*	*	*	*	*	*

*  In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 6%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 6% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 4.32%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME. THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE AGE 35 AT LAST BIRTHDAY
DEATH BENEFIT OPTION B
INITIAL SPECIFIED AMOUNT $100,000—ANNUAL PREMIUM OF $803
NON-TOBACCO PREMIUM CLASS

		Assuming 12% Hypothetical Gross Return, Guaranteed Maximum Cost of Insurance Charges, and Guaranteed Maximum Expense Charges			Assuming 12% Hypothetical Gross Return, Non-Guaranteed Current Cost of Insurance Charges, and Non-Guaranteed Current Expense Charges
End of Policy Year	Premiums Accumulated at 5% Per Year	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit	End of Year Accumulated Value	End of Year Surrender Value	End of Year Death Benefit
2	$1,728	$995	$975	$100,000	$1,147	$1,124	$100,000
3	2,658	1,689	1,664	100,000	1,935	1,910	100,000
4	3,634	2,444	2,419	100,000	2,797	2,772	100,000
5	4,659	3,264	3,239	100,000	3,742	3,717	100,000
6	5,735	4,156	4,131	100,000	4,775	4,750	100,000
7	6,865	5,124	5,099	100,000	5,906	5,881	100,000
8	8,051	6,177	6,152	100,000	7,144	7,119	100,000
9	9,297	7,327	7,302	100,000	8,501	8,476	100,000
10	10,605	8,573	8,548	100,000	9,988	9,963	100,000
15	18,194	16,667	16,642	100,000	19,835	19,810	100,000
20	27,880	29,160	29,135	100,000	35,453	35,428	100,000
25	40,241	48,748	48,723	100,000	60,668	60,643	100,000
30	56,018	80,901	80,876	100,000	102,332	102,307	123,507
35	76,154	133,914	133,889	153,154	169,719	169,694	194,387
40	101,852	218,630	218,605	230,195	278,639	278,614	293,780
45	134,651	355,642	355,617	366,709	456,002	455,977	470,804
50	176,512	569,432	569,407	585,915	740,196	740,171	762,580
55	229,938	894,437	894,412	918,346	1,192,176	1,192,151	1,225,545
60	298,124	1,413,147	1,413,122	1,392,598	1,925,161	1,925,136	1,899,449
Age 65	56,018	80,901	80,876	100,000	102,332	102,307	123,507
Age 70	76,154	133,914	133,889	153,154	169,719	169,694	194,387
Age 95	298,124	1,413,147	1,413,122	1,392,598	1,925,161	1,925,136	1,899,449

* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE INVESTMENT OPTIONS AND THE ACTUAL INVESTMENT PERFORMANCE OF THE SUBACCOUNTS.

THE ACTUAL INVESTMENT RATES OF RETURN WILL ALSO FLUCTUATE OVER TIME AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 12%, BUT FLUCTUATED OVER AND UNDER THAT AVERAGE THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE POLICYOWNER PAYS MORE THAN THE STATED PREMIUM.

THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATE OF RETURN OF 12% SHOWN ABOVE CORRESPONDS TO A NET ANNUAL RATE OF RETURN OF 10.32%. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

(This page has been left blank intentionally.)

APPENDIX B

Death Benefit Options

Option A Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

Option B Example. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

B-1

Attained Age		Specified Amount Factor
40	or younger	2.50
41		2.43
42		2.36
43		2.29
44		2.22
45		2.15
46		2.09
47		2.03
48		1.97
49		1.91
50		1.85
51		1.78
52		1.71
53		1.64
54		1.57
55		1.50
56		1.46
57		1.42
58		1.38
59		1.34
60		1.30
61		1.28
62		1.26
63		1.24
64		1.22
65		1.20
66		1.19
67		1.18
68		1.17
69		1.16
70		1.15
71		1.13
72		1.11
73		1.09
74		1.07
75	to 90	1.05
91		1.04
92		1.03
93		1.02
94		1.01
95	or older	1.00

B-2

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of Farm Bureau Life Variable Account

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farm Bureau Life Variable Account (the Separate Account), as of December 31, 2019, and the related statements of operations for the year then ended and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations for the year then ended and changes in net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1993.

Des Moines, Iowa

April 30, 2020

Appendix:

Subaccounts comprising Farm Bureau Life Variable Account

Subaccounts

Product A, B & C

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Mid Cap Value Fund

American Century VP Ultra® Fund

American Century VP Value Fund

BNY Mellon Sustainable U.S. Equity Portfolio – Service SharesBNY Mellon VIF Appreciation Portfolio – Initial SharesBNY Mellon VIF Growth & Income Portfolio – Initial SharesBNY Mellon VIF International Equity Portfolio – Initial SharesBNY Mellon VIF Opportunistic Small Cap Portfolio – Initial SharesCalvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Federated Government Money Fund II - Service Shares

Federated Managed Volatility Fund II - Primary Shares

Federated Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1

T. Rowe Price Equity Income Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price International Stock Portfolio

Product D

Calvert VP EAFE International Index Portfolio - Class F

Calvert VP NASDAQ-100 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio - Class F

Calvert VP S&P MidCap 400 Index Portfolio - Class F

Columbia VP Overseas Core Fund - Class 1

Columbia VP Select Mid Cap Value Fund - Class 1

Columbia VP Small Cap Value Fund - Class 2

Columbia VP Small Company Growth Fund - Class 2

DWS Global Small Cap VIP - Class A

DWS International Growth VIP - Class A

Federated Government Money Fund II - Service Shares

Federated Managed Volatility Fund II - Primary Shares

Federated Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 2

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2

T. Rowe Price Equity Income Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price New America Growth Portfolio

T. Rowe Price International Stock Portfolio

Farm Bureau Life Variable Account

Statements of Assets and Liabilities

December 31, 2019

		Net [a]ss[e][t][s]		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A, B & C
American Century VP Capital Appreciation Fund	$1,791,212	$1,791,212	$1,791,212	$1,593,340	112,231.34	49,655.79
American Century VP Inflation Protection Bond Fund	131,224	131,224	131,224	133,658	12,765.00	8,845.03
American Century VP Mid Cap Value Fund	293,270	293,270	293,270	286,876	14,181.32	9,244.18
American Century VP Ultra® Fund	1,783,513	1,783,513	1,783,513	1,319,884	85,213.24	46,376.52
American Century VP Value Fund	2,163,420	2,163,420	2,163,420	1,622,521	184,592.16	90,739.18
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	375,858	375,858	375,858	345,737	9,709.60	13,996.75
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,623,261	3,623,261	3,623,261	3,432,216	84,734.82	110,440.64
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,049,143	1,049,143	1,049,143	886,927	32,971.17	34,041.12
BNY Mellon VIF International Equity Portfolio - Initial Shares	1,762,039	1,762,039	1,762,039	1,565,248	91,486.94	66,409.25
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,408,986	1,408,986	1,408,986	1,330,724	33,723.94	57,067.78
Calvert VP NASDAQ-100 Index Portfolio	3,817,378	3,817,378	3,817,378	1,904,904	44,362.32	56,556.33
Calvert VP Russell 2000 Small Cap Index Portfolio	2,955,099	2,955,099	2,955,099	2,642,204	36,568.48	78,237.42
Calvert VP S&P MidCap 400 Index Portfolio	3,857,247	3,857,247	3,857,247	2,966,059	34,519.84	84,372.33
Federated Government Money Fund II - Service Shares	707,158	707,158	707,158	707,158	707,158.23	73,898.55
Federated Managed Volatility Fund II - Primary Shares	90,593,997	90,593,997	90,593,997	90,305,263	8,017,167.91	5,257,061.91
Federated Quality Bond Fund II - Primary Shares	19,149,949	19,149,949	19,149,949	18,964,715	1,693,187.39	1,552,761.72
Fidelity® VIP Contrafund® Portfolio - Initial Class	25,998,669	25,998,669	25,998,669	19,903,361	699,453.02	646,787.93
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,419,357	7,419,357	7,419,357	5,349,273	334,657.50	279,898.00
Fidelity® VIP Growth Portfolio - Initial Class	26,748,198	26,748,198	26,748,198	16,122,319	338,199.49	887,139.73
Fidelity® VIP High Income Portfolio - Service Class 2	3,699,078	3,699,078	3,699,078	3,808,505	708,635.72	125,671.65
Fidelity® VIP Index 500 Portfolio - Initial Class	19,843,776	19,843,776	19,843,776	9,840,712	61,944.05	688,188.10
Fidelity® VIP Mid Cap Portfolio - Service Class 2	6,371,076	6,371,076	6,371,076	6,431,644	200,663.80	134,434.32
Fidelity® VIP Overseas Portfolio - Initial Class	4,158,836	4,158,836	4,158,836	3,099,096	179,802.69	205,831.38
Franklin Global Real Estate VIP Fund - Class 2	2,463,199	2,463,199	2,463,199	1,991,030	140,754.22	104,061.78
Franklin Mutual Shares VIP Fund - Class 2	3,346,425	3,346,425	3,346,425	3,479,209	177,906.71	122,325.57
Franklin Small Cap Value VIP Fund - Class 2	2,961,668	2,961,668	2,961,668	3,361,444	196,788.55	60,378.81
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,834,958	2,834,958	2,834,958	3,043,842	163,965.16	85,712.25
Franklin U.S. Government Securities VIP Fund - Class 2	4,173,338	4,173,338	4,173,338	4,346,920	346,335.13	272,420.42
Templeton Growth VIP Fund - Class 2	1,346,985	1,346,985	1,346,985	1,497,656	123,576.59	60,971.38
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,954,621	4,954,621	4,954,621	4,048,351	419,527.60	95,456.84
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,808,601	1,808,601	1,808,601	1,561,663	78,498.32	46,533.17
T. Rowe Price Equity Income Portfolio	6,676,226	6,676,226	6,676,226	6,144,321	246,082.78	214,773.30
T. Rowe Price Mid-Cap Growth Portfolio	15,812,248	15,812,248	15,812,248	13,746,495	547,515.50	229,948.65
T. Rowe Price Moderate Allocation Portfolio	9,533,787	9,533,787	9,533,787	8,595,895	454,856.27	303,944.59
T. Rowe Price New America Growth Portfolio	8,868,113	8,868,113	8,868,113	6,935,455	274,724.70	243,036.48

See accompanying notes, including note 6 which includes per unit information.

3

Farm Bureau Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2019

		Net [a]ss[e][t][s]		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
T. Rowe Price International Stock Portfolio	$5,810,029	$5,810,029	$5,810,029	$5,392,376	371,960.86	308,249.90

Product D
Calvert VP EAFE International Index Portfolio - Class F	$29,844	$29,844	$29,844	$27,516	331.46	2,151.39
Calvert VP NASDAQ-100 Index Portfolio	182,424	182,424	182,424	109,306	2,119.98	3,543.15
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	84,523	84,523	84,523	81,394	1,047.76	3,390.82
Calvert VP S&P MidCap 400 Index Portfolio - Class F	826,545	826,545	826,545	827,062	7,356.88	28,565.24
Columbia VP Overseas Core Fund - Class 1	9,162	9,162	9,162	9,236	683.70	583.98
Columbia VP Select Mid Cap Value Fund - Class 1	69,177	69,177	69,177	49,495	2,667.84	2,720.33
Columbia VP Small Cap Value Fund - Class 2	441,589	441,589	441,589	487,466	28,398.01	18,684.32
Columbia VP Small Company Growth Fund - Class 2	10,481	10,481	10,481	9,903	623.85	340.20
DWS Global Small Cap VIP - Class A	10,935	10,935	10,935	12,019	1,067.89	597.08
DWS International Growth VIP - Class A	30,391	30,391	30,391	24,662	2,075.90	1,756.36
Federated Government Money Fund II - Service Shares	59,154	59,154	59,154	59,154	59,153.65	5,729.22
Federated Managed Volatility Fund II - Primary Shares	216,547	216,547	216,547	195,555	19,163.49	11,651.18
Federated Quality Bond Fund II - Primary Shares	916,180	916,180	916,180	885,687	81,006.22	68,866.24
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,328,876	1,328,876	1,328,876	1,203,192	36,810.96	45,025.52
Fidelity® VIP Growth Portfolio - Service Class 2	938,487	938,487	938,487	752,430	12,120.45	27,906.69
Fidelity® VIP High Income Portfolio - Service Class 2	455,291	455,291	455,291	461,044	87,220.56	22,634.35
Fidelity® VIP Index 500 Portfolio - Service Class 2	193,159	193,159	193,159	137,652	610.55	6,181.51
Fidelity® VIP Mid Cap Portfolio - Service Class 2	570,337	570,337	570,337	578,922	17,963.38	23,556.37
Fidelity® VIP Real Estate Portfolio - Service Class 2	427,537	427,537	427,537	405,575	21,981.33	17,880.05
Franklin Mutual Shares VIP Fund - Class 2	1,239,223	1,239,223	1,239,223	1,302,468	65,881.08	58,539.22
Franklin Small Cap Value VIP Fund - Class 2	95,764	95,764	95,764	112,241	6,363.07	3,605.22
Franklin U.S. Government Securities VIP Fund - Class 2	857,333	857,333	857,333	871,442	71,147.99	63,040.17
Templeton Global Bond VIP Fund - Class 2	426,974	426,974	426,974	451,499	26,735.99	24,772.36
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	71,286	71,286	71,286	67,480	3,127.97	2,464.63
T. Rowe Price Equity Income Portfolio	475,615	475,615	475,615	480,444	17,530.96	18,441.84
T. Rowe Price Moderate Allocation Portfolio	44,675	44,675	44,675	42,713	2,131.44	1,933.61
T. Rowe Price New America Growth Portfolio	159,848	159,848	159,848	134,505	4,951.91	3,838.69
T. Rowe Price International Stock Portfolio	1,346,022	1,346,022	1,346,022	1,315,966	86,173.01	77,587.01

See accompanying notes, including note 6 which includes per unit information.

4

Farm Bureau Life Variable Account

Statements of Operations

Year Ended December 31, 2019

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
Product A, B & C
American Century VP Capital Appreciation Fund	$-	$(15,437)	$(15,437)	$87,767	$287,288	$375,055	$131,175	$490,793
American Century VP Inflation Protection Bond Fund	3,403	(1,195)	2,208	(3,617)	-	(3,617)	12,054	10,645
American Century VP Mid Cap Value Fund	5,686	(2,462)	3,224	1,775	28,872	30,647	32,820	66,691
American Century VP Ultra® Fund	-	(14,615)	(14,615)	89,909	171,649	261,558	210,225	457,168
American Century VP Value Fund	41,797	(17,633)	24,164	77,716	113,694	191,410	236,515	452,089
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	4,127	(2,985)	1,142	(4,904)	10,674	5,770	85,684	92,596
BNY Mellon VIF Appreciation Portfolio - Initial Shares	38,528	(29,664)	8,864	(26,343)	371,397	345,054	624,514	978,432
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	10,642	(8,884)	1,758	53,893	109,743	163,636	74,321	239,715
BNY Mellon VIF International Equity Portfolio - Initial Shares	21,696	(14,979)	6,717	32,890	136,981	169,871	115,260	291,848
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	-	(12,161)	(12,161)	60,246	236,256	296,502	(35,168)	249,173
Calvert VP NASDAQ-100 Index Portfolio	18,169	(31,052)	(12,883)	248,091	87,778	335,869	755,435	1,078,421
Calvert VP Russell 2000 Small Cap Index Portfolio	25,851	(25,091)	760	84,864	213,515	298,379	289,843	588,982
Calvert VP S&P MidCap 400 Index Portfolio	42,632	(32,829)	9,803	196,070	255,566	451,636	322,524	783,963
Federated Government Money Fund II - Service Shares	11,781	(6,464)	5,317	-	-	-	-	5,317
Federated Managed Volatility Fund II - Primary Shares	1,811,761	(775,885)	1,035,876	(956,838)	-	(956,838)	15,034,315	15,113,353
Federated Quality Bond Fund II - Primary Shares	559,432	(170,431)	389,001	(55,222)	727	(54,495)	1,207,092	1,541,598
Fidelity® VIP Contrafund® Portfolio - Initial Class	110,995	(216,240)	(105,245)	363,951	2,681,194	3,045,145	3,328,337	6,268,237
Fidelity® VIP Growth & Income Portfolio - Initial Class	242,984	(61,095)	181,889	89,043	566,433	655,476	874,489	1,711,854
Fidelity® VIP Growth Portfolio - Initial Class	64,155	(220,120)	(155,965)	1,047,319	1,490,443	2,537,762	4,499,034	6,880,831
Fidelity® VIP High Income Portfolio - Service Class 2	183,163	(31,627)	151,536	(31,676)	-	(31,676)	327,075	446,935
Fidelity® VIP Index 500 Portfolio - Initial Class	358,973	(163,837)	195,136	665,081	270,090	935,171	3,619,087	4,749,394
Fidelity® VIP Mid Cap Portfolio - Service Class 2	41,471	(55,349)	(13,878)	50,440	692,763	743,203	476,471	1,205,796
Fidelity® VIP Overseas Portfolio - Initial Class	66,855	(34,980)	31,875	(45,999)	140,262	94,263	784,955	911,093
Franklin Global Real Estate VIP Fund - Class 2	62,227	(21,237)	40,990	79,847	48,653	128,500	274,737	444,227
Franklin Mutual Shares VIP Fund - Class 2	57,467	(27,961)	29,506	(5,789)	307,279	301,490	269,341	600,337
Franklin Small Cap Value VIP Fund - Class 2	28,785	(24,492)	4,293	(12,921)	458,564	445,643	162,275	612,211
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(24,283)	(24,283)	(54,582)	377,662	323,080	387,935	686,732
Franklin U.S. Government Securities VIP Fund - Class 2	119,083	(37,048)	82,035	(33,165)	-	(33,165)	123,942	172,812
Templeton Growth VIP Fund - Class 2	34,750	(11,181)	23,569	17,340	238,719	256,059	(112,681)	166,947
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	74,417	(41,701)	32,716	109,839	308,988	418,827	582,879	1,034,422
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	7,027	(15,493)	(8,466)	104,487	202,988	307,475	55,142	354,151

See accompanying notes.

5

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2019

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
T. Rowe Price Equity Income Portfolio	$144,621	$(55,950)	$88,671	$175,932	$393,472	$569,404	$734,129	$1,392,204
T. Rowe Price Mid-Cap Growth Portfolio	20,363	(133,424)	(113,061)	555,716	1,104,675	1,660,391	2,246,373	3,793,703
T. Rowe Price Moderate Allocation Portfolio	178,912	(81,853)	97,059	33,085	243,042	276,127	1,174,742	1,547,928
T. Rowe Price New America Growth Portfolio	33,333	(73,006)	(39,673)	244,445	569,233	813,678	1,536,545	2,310,550
T. Rowe Price International Stock Portfolio	129,113	(47,167)	81,946	10,711	230,309	241,020	904,117	1,227,083

Product D
Calvert VP EAFE International Index Portfolio - Class F	$708	$-	$708	$(9)	$-	$(9)	$4,160	$4,859
Calvert VP NASDAQ-100 Index Portfolio	849	-	849	6,447	4,103	10,550	40,400	51,799
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	728	-	728	4,871	6,009	10,880	7,644	19,252
Calvert VP S&P MidCap 400 Index Portfolio - Class F	8,979	-	8,979	(423)	53,825	53,402	111,943	174,324
Columbia VP Overseas Core Fund - Class 1	185	-	185	(121)	1,288	1,167	518	1,870
Columbia VP Select Mid Cap Value Fund - Class 1	-	-	-	2,450	-	2,450	14,260	16,710
Columbia VP Small Cap Value Fund - Class 2	1,118	-	1,118	(12,990)	36,514	23,524	50,929	75,571
Columbia VP Small Company Growth Fund - Class 2	-	-	-	290	2,291	2,581	834	3,415
DWS Global Small Cap VIP - Class A	-	-	-	(298)	551	253	1,675	1,928
DWS International Growth VIP - Class A	361	-	361	630	432	1,062	5,817	7,240
Federated Government Money Fund II - Service Shares	944	-	944	-	-	-	-	944
Federated Managed Volatility Fund II - Primary Shares	3,973	-	3,973	(313)	-	(313)	32,221	35,881
Federated Quality Bond Fund II - Primary Shares	27,503	-	27,503	(5,293)	36	(5,257)	60,342	82,588
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,712	-	2,712	38,770	149,315	188,085	149,187	339,984
Fidelity® VIP Growth Portfolio - Service Class 2	498	-	498	16,700	56,728	73,428	181,086	255,012
Fidelity® VIP High Income Portfolio - Service Class 2	22,917	-	22,917	(9,228)	-	(9,228)	48,289	61,978
Fidelity® VIP Index 500 Portfolio - Service Class 2	3,171	-	3,171	14,480	2,758	17,238	26,357	46,766
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,693	-	3,693	(12,570)	61,074	48,504	59,267	111,464
Fidelity® VIP Real Estate Portfolio - Service Class 2	6,388	-	6,388	6,342	9,225	15,567	65,588	87,543
Franklin Mutual Shares VIP Fund - Class 2	21,204	-	21,204	(2,692)	113,377	110,685	104,619	236,508
Franklin Small Cap Value VIP Fund - Class 2	897	-	897	(1,352)	14,288	12,936	5,851	19,684
Franklin U.S. Government Securities VIP Fund - Class 2	24,748	-	24,748	(8,348)	-	(8,348)	27,879	44,279
Templeton Global Bond VIP Fund - Class 2	30,798	-	30,798	(7,596)	-	(7,596)	(14,191)	9,011
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	121	-	121	204	7,908	8,112	5,723	13,956
T. Rowe Price Equity Income Portfolio	10,099	-	10,099	7,477	28,041	35,518	56,541	102,158

See accompanying notes.

6

Farm Bureau Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2019

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
T. Rowe Price Moderate Allocation Portfolio	$876	$-	$876	$(758)	$1,136	$378	$7,463	$8,717
T. Rowe Price New America Growth Portfolio	600	-	600	1,175	10,238	11,413	29,795	41,808
T. Rowe Price International Stock Portfolio	29,950	-	29,950	1,197	53,424	54,621	211,436	296,007

See accompanying notes.

7

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2019

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized			Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	Net increase		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2018	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2019
Product A, B & C
American Century VP Capital Appreciation Fund	$1,466,825	$(15,437)	$375,055	$131,175	$490,793	$109,984	$(126,931)	$(16,452)	$(96,168)	$(36,839)	$(166,406)	$324,387	$1,791,212
American Century VP Inflation Protection Bond Fund	131,790	2,208	(3,617)	12,054	10,645	12,538	(11,245)	(2,053)	(9,296)	(1,155)	(11,211)	(566)	131,224
American Century VP Mid Cap Value Fund	243,741	3,224	30,647	32,820	66,691	25,545	(5,248)	(772)	(19,456)	(17,231)	(17,162)	49,529	293,270
American Century VP Ultra® Fund	1,399,581	(14,615)	261,558	210,225	457,168	77,911	(66,337)	(25,409)	(81,205)	21,804	(73,236)	383,932	1,783,513
American Century VP Value Fund	1,769,763	24,164	191,410	236,515	452,089	164,297	(96,794)	(36,159)	(113,508)	23,732	(58,432)	393,657	2,163,420
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	284,135	1,142	5,770	85,684	92,596	24,132	(7,776)	(737)	(17,007)	515	(873)	91,723	375,858
BNY Mellon VIF Appreciation Portfolio - Initial Shares	2,907,152	8,864	345,054	624,514	978,432	233,576	(155,894)	(47,339)	(191,858)	(100,808)	(262,323)	716,109	3,623,261
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	892,219	1,758	163,636	74,321	239,715	55,323	(38,883)	(12,871)	(49,665)	(36,695)	(82,791)	156,924	1,049,143
BNY Mellon VIF International Equity Portfolio - Initial Shares	1,587,781	6,717	169,871	115,260	291,848	143,421	(87,709)	(10,083)	(105,693)	(57,526)	(117,590)	174,258	1,762,039
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,226,441	(12,161)	296,502	(35,168)	249,173	83,198	(54,970)	(9,849)	(62,500)	(22,507)	(66,628)	182,545	1,408,986
Calvert VP NASDAQ-100 Index Portfolio	2,947,266	(12,883)	335,869	755,435	1,078,421	147,969	(96,573)	(93,103)	(152,544)	(14,058)	(208,309)	870,112	3,817,378
Calvert VP Russell 2000 Small Cap Index Portfolio	2,499,129	760	298,379	289,843	588,982	174,677	(100,667)	(28,035)	(135,816)	(43,171)	(133,012)	455,970	2,955,099
Calvert VP S&P MidCap 400 Index Portfolio	3,211,640	9,803	451,636	322,524	783,963	226,351	(164,745)	(20,797)	(195,533)	16,368	(138,356)	645,607	3,857,247

See accompanying notes.

8

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized			Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	Net increase		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2018	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2019
Federated Government Money Fund II - Service Shares	$736,801	$5,317	$-	$-	$5,317	$84,589	$(36,461)	$(2,731)	$(70,239)	$(10,118)	$(34,960)	$(29,643)	$707,158
Federated Managed Volatility Fund II - Primary Shares	81,676,310	1,035,876	(956,838)	15,034,315	15,113,353	6,443,744	(3,545,541)	(427,867)	(6,925,109)	(1,740,893)	(6,195,666)	8,917,687	90,593,997
Federated Quality Bond Fund II - Primary Shares	18,633,177	389,001	(54,495)	1,207,092	1,541,598	1,481,747	(797,381)	(102,273)	(1,391,011)	(215,908)	(1,024,826)	516,772	19,149,949
Fidelity® VIP Contrafund® Portfolio - Initial Class	21,106,578	(105,245)	3,045,145	3,328,337	6,268,237	1,320,847	(903,139)	(174,906)	(1,337,353)	(281,595)	(1,376,146)	4,892,091	25,998,669
Fidelity® VIP Growth & Income Portfolio - Initial Class	6,063,546	181,889	655,476	874,489	1,711,854	365,746	(211,617)	(47,461)	(362,255)	(100,456)	(356,043)	1,355,811	7,419,357
Fidelity® VIP Growth Portfolio - Initial Class	21,312,877	(155,965)	2,537,762	4,499,034	6,880,831	1,040,892	(1,029,443)	(104,232)	(1,195,961)	(156,766)	(1,445,510)	5,435,321	26,748,198
Fidelity® VIP High Income Portfolio - Service Class 2	3,269,832	151,536	(31,676)	327,075	446,935	286,921	(165,211)	(46,286)	(205,841)	112,728	(17,689)	429,246	3,699,078
Fidelity® VIP Index 500 Portfolio - Initial Class	16,156,229	195,136	935,171	3,619,087	4,749,394	859,333	(734,649)	(124,165)	(885,234)	(177,132)	(1,061,847)	3,687,547	19,843,776
Fidelity® VIP Mid Cap Portfolio - Service Class 2	5,609,235	(13,878)	743,203	476,471	1,205,796	448,458	(351,867)	(121,738)	(340,296)	(78,512)	(443,955)	761,841	6,371,076
Fidelity® VIP Overseas Portfolio - Initial Class	3,529,736	31,875	94,263	784,955	911,093	274,607	(162,190)	(25,705)	(208,375)	(160,330)	(281,993)	629,100	4,158,836
Franklin Global Real Estate VIP Fund - Class 2	2,117,609	40,990	128,500	274,737	444,227	204,658	(87,226)	(36,003)	(151,599)	(28,467)	(98,637)	345,590	2,463,199
Franklin Mutual Shares VIP Fund - Class 2	2,831,752	29,506	301,490	269,341	600,337	255,781	(118,226)	(36,576)	(193,544)	6,901	(85,664)	514,673	3,346,425
Franklin Small Cap Value VIP Fund - Class 2	2,503,337	4,293	445,643	162,275	612,211	191,152	(133,503)	(22,823)	(158,721)	(29,985)	(153,880)	458,331	2,961,668
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,312,273	(24,283)	323,080	387,935	686,732	172,468	(144,947)	(35,851)	(138,950)	(16,767)	(164,047)	522,685	2,834,958
Franklin U.S. Government Securities VIP Fund - Class 2	4,049,486	82,035	(33,165)	123,942	172,812	368,443	(191,955)	(52,826)	(267,379)	94,757	(48,960)	123,852	4,173,338

See accompanying notes.

9

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized			Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	Net increase		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2018	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2019
Templeton Growth VIP Fund - Class 2	$1,175,820	$23,569	$256,059	$(112,681)	$166,947	$98,960	$(47,200)	$(11,955)	$(59,676)	$24,089	$4,218	$171,165	$1,346,985
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,085,181	32,716	418,827	582,879	1,034,422	317,028	(189,247)	(47,401)	(245,024)	(338)	(164,982)	869,440	4,954,621
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,537,677	(8,466)	307,475	55,142	354,151	107,232	(101,337)	(15,984)	(82,975)	9,837	(83,227)	270,924	1,808,601
T. Rowe Price Equity Income Portfolio	5,662,692	88,671	569,404	734,129	1,392,204	378,450	(283,097)	(47,751)	(364,724)	(61,548)	(378,670)	1,013,534	6,676,226
T. Rowe Price Mid-Cap Growth Portfolio	12,853,564	(113,061)	1,660,391	2,246,373	3,793,703	559,701	(531,583)	(59,522)	(691,379)	(112,236)	(835,019)	2,958,684	15,812,248
T. Rowe Price Moderate Allocation Portfolio	8,444,129	97,059	276,127	1,174,742	1,547,928	527,936	(366,401)	(68,494)	(499,731)	(51,580)	(458,270)	1,089,658	9,533,787
T. Rowe Price New America Growth Portfolio	6,991,810	(39,673)	813,678	1,536,545	2,310,550	302,162	(365,541)	(56,862)	(362,379)	48,373	(434,247)	1,876,303	8,868,113
T. Rowe Price International Stock Portfolio	4,621,746	81,946	241,020	904,117	1,227,083	434,063	(253,986)	(73,015)	(308,922)	163,060	(38,800)	1,188,283	5,810,029

Product D
Calvert VP EAFE International Index Portfolio - Class F	$21,592	$708	$(9)	$4,160	$4,859	$3,617	$-	$(11)	$(1,872)	$1,659	$3,393	$8,252	$29,844
Calvert VP NASDAQ-100 Index Portfolio	133,565	849	10,550	40,400	51,799	11,147	(3,336)	-	(10,727)	(24)	(2,940)	48,859	182,424
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	84,042	728	10,880	7,644	19,252	7,601	(21,905)	-	(4,387)	(80)	(18,771)	481	84,523
Calvert VP S&P MidCap 400 Index Portfolio - Class F	694,003	8,979	53,402	111,943	174,324	97,910	(69,685)	(14,752)	(56,196)	941	(41,782)	132,542	826,545
Columbia VP Overseas Core Fund - Class 1	7,504	185	1,167	518	1,870	1,606	(1,048)	-	(768)	(2)	(212)	1,658	9,162
Columbia VP Select Mid Cap Value Fund - Class 1	52,509	-	2,450	14,260	16,710	6,946	(1,410)	(6)	(5,472)	(100)	(42)	16,668	69,177

See accompanying notes.

10

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized			Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	Net increase		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2018	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2019
Columbia VP Small Cap Value Fund - Class 2	$361,445	$1,118	$23,524	$50,929	$75,571	$54,583	$(40,519)	$(8,137)	$(30,065)	$28,711	$4,573	$80,144	$441,589
Columbia VP Small Company Growth Fund - Class 2	8,713	-	2,581	834	3,415	885	(1,021)	-	(1,384)	(127)	(1,647)	1,768	10,481
DWS Global Small Cap VIP - Class A	9,147	-	253	1,675	1,928	1,472	(154)	(150)	(1,295)	(13)	(140)	1,788	10,935
DWS International Growth VIP - Class A	23,110	361	1,062	5,817	7,240	4,186	(895)	(8)	(3,133)	(109)	41	7,281	30,391
Federated Government Money Fund II - Service Shares	55,889	944	-	-	944	9,064	(1,022)	(280)	(5,439)	(2)	2,321	3,265	59,154
Federated Managed Volatility Fund II - Primary Shares	175,112	3,973	(313)	32,221	35,881	28,941	(5,441)	(2,728)	(15,300)	82	5,554	41,435	216,547
Federated Quality Bond Fund II - Primary Shares	911,547	27,503	(5,257)	60,342	82,588	120,131	(87,851)	(19,333)	(71,785)	(19,117)	(77,955)	4,633	916,180
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,137,107	2,712	188,085	149,187	339,984	148,423	(153,210)	(17,737)	(88,604)	(37,087)	(148,215)	191,769	1,328,876
Fidelity® VIP Growth Portfolio - Service Class 2	791,590	498	73,428	181,086	255,012	103,846	(81,180)	(17,669)	(63,764)	(49,348)	(108,115)	146,897	938,487
Fidelity® VIP High Income Portfolio - Service Class 2	434,662	22,917	(9,228)	48,289	61,978	56,780	(44,334)	(9,705)	(34,072)	(10,018)	(41,349)	20,629	455,291
Fidelity® VIP Index 500 Portfolio - Service Class 2	157,376	3,171	17,238	26,357	46,766	15,781	(24,767)	(1,256)	(11,558)	10,817	(10,983)	35,783	193,159
Fidelity® VIP Mid Cap Portfolio - Service Class 2	491,292	3,693	48,504	59,267	111,464	63,901	(67,971)	(7,373)	(38,198)	17,222	(32,419)	79,045	570,337
Fidelity® VIP Real Estate Portfolio - Service Class 2	393,277	6,388	15,567	65,588	87,543	48,917	(38,035)	(7,033)	(30,482)	(26,650)	(53,283)	34,260	427,537
Franklin Mutual Shares VIP Fund - Class 2	1,077,033	21,204	110,685	104,619	236,508	148,226	(112,146)	(24,759)	(85,987)	348	(74,318)	162,190	1,239,223
Franklin Small Cap Value VIP Fund - Class 2	74,175	897	12,936	5,851	19,684	7,665	(715)	(30)	(5,061)	46	1,905	21,589	95,764

See accompanying notes.

11

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2019

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized			Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	Net increase		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	in net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2018	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2019
Franklin U.S. Government Securities VIP Fund - Class 2	$880,338	$24,748	$(8,348)	$27,879	$44,279	$114,861	$(86,513)	$(19,194)	$(68,577)	$(7,861)	$(67,284)	$(23,005)	$857,333
Templeton Global Bond VIP Fund - Class 2	443,969	30,798	(7,596)	(14,191)	9,011	57,791	(37,912)	(9,022)	(34,483)	(2,380)	(26,006)	(16,995)	426,974
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	57,684	121	8,112	5,723	13,956	5,984	(1,177)	-	(5,156)	(5)	(354)	13,602	71,286
T. Rowe Price Equity Income Portfolio	401,592	10,099	35,518	56,541	102,158	44,946	(39,270)	(1,292)	(28,277)	(4,242)	(28,135)	74,023	475,615
T. Rowe Price Moderate Allocation Portfolio	52,579	876	378	7,463	8,717	3,636	(5,463)	-	(3,421)	(11,373)	(16,621)	(7,904)	44,675
T. Rowe Price New America Growth Portfolio	119,780	600	11,413	29,795	41,808	7,364	(1,067)	(65)	(9,505)	1,533	(1,740)	40,068	159,848
T. Rowe Price International Stock Portfolio	1,077,669	29,950	54,621	211,436	296,007	153,542	(113,092)	(23,905)	(86,986)	42,787	(27,654)	268,353	1,346,022

See accompanying notes.

12

Farm Bureau Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2018

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase		Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease) in		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2017	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2018
Product A, B & C
American Century VP Capital Appreciation Fund	$1,649,831	$(15,066)	$93,783	$(169,113)	$(90,396)	$121,841	$(62,442)	$(15,308)	$(94,003)	$(42,698)	$(92,610)	$(183,006)	$1,466,825
American Century VP Inflation Protection Bond Fund	152,983	3,047	(5,200)	(2,929)	(5,082)	12,381	(19,213)	-	(9,350)	71	(16,111)	(21,193)	131,790
American Century VP Mid Cap Value Fund	312,473	1,451	40,637	(80,565)	(38,477)	23,150	(39,109)	(1,213)	(17,879)	4,796	(30,255)	(68,732)	243,741
American Century VP Ultra® Fund	1,396,431	(9,893)	238,795	(236,823)	(7,921)	88,761	(22,218)	(23,236)	(78,151)	45,915	11,071	3,150	1,399,581
American Century VP Value Fund	1,928,327	15,035	68,125	(280,171)	(197,011)	179,418	(94,819)	(24,035)	(109,789)	87,672	38,447	(158,564)	1,769,763
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	357,419	2,313	67,306	(84,149)	(14,530)	25,245	(49,547)	(1,468)	(17,415)	(15,569)	(58,754)	(73,284)	284,135
BNY Mellon VIF Appreciation Portfolio - Initial Shares	3,324,680	11,554	402,581	(657,964)	(243,829)	253,925	(174,060)	(39,019)	(183,321)	(31,224)	(173,699)	(417,528)	2,907,152
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	960,846	(970)	154,253	(204,362)	(51,079)	60,786	(50,885)	(7,941)	(48,656)	29,148	(17,548)	(68,627)	892,219
BNY Mellon VIF International Equity Portfolio - Initial Shares	2,038,844	7,290	42,889	(368,957)	(318,778)	155,452	(120,442)	(9,635)	(114,342)	(43,318)	(132,285)	(451,063)	1,587,781
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,632,262	(14,324)	390,020	(674,141)	(298,445)	91,481	(83,200)	(11,534)	(73,278)	(30,845)	(107,376)	(405,821)	1,226,441
Calvert VP NASDAQ-100 Index Portfolio	3,121,328	(11,474)	274,340	(294,785)	(31,919)	151,161	(136,998)	(70,747)	(148,145)	62,586	(142,143)	(174,062)	2,947,266
Calvert VP Russell 2000 Small Cap Index Portfolio	3,038,171	4,814	326,353	(661,136)	(329,969)	179,795	(146,664)	(36,296)	(140,650)	(65,258)	(209,073)	(539,042)	2,499,129
Calvert VP S&P MidCap 400 Index Portfolio	3,881,826	9,509	405,588	(854,734)	(439,637)	230,846	(159,822)	(53,928)	(202,142)	(45,503)	(230,549)	(670,186)	3,211,640

See accompanying notes.

13

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2018

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase		Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease) in		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2017	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2018
Federated Government Money Fund II - Service Shares	$772,828	$2,569	$-	$-	$2,569	$94,708	$(25,213)	$(6,956)	$(72,099)	$(29,036)	$(38,596)	$(36,027)	$736,801
Federated Managed Volatility Fund II - Primary Shares	40,092,527	590,553	(43,799)	(19,807,400)	(19,260,646)	3,883,008	(2,654,164)	(411,071)	(4,411,394)	64,438,050	60,844,429	41,583,783	81,676,310
Federated Quality Bond Fund II - Primary Shares	19,921,165	417,084	(115,740)	(599,458)	(298,114)	1,602,500	(889,305)	(144,902)	(1,423,904)	(134,263)	(989,874)	(1,287,988)	18,633,177
Fidelity® VIP Contrafund® Portfolio - Initial Class	24,013,427	(48,331)	2,510,874	(4,065,316)	(1,602,773)	1,387,062	(929,708)	(281,297)	(1,327,305)	(152,828)	(1,304,076)	(2,906,849)	21,106,578
Fidelity® VIP Growth & Income Portfolio - Initial Class	7,150,005	(38,340)	580,076	(1,200,349)	(658,613)	378,389	(286,352)	(116,682)	(363,669)	(39,532)	(427,846)	(1,086,459)	6,063,546
Fidelity® VIP Growth Portfolio - Initial Class	23,462,104	(163,269)	4,846,228	(4,740,517)	(57,558)	1,098,259	(1,371,143)	(278,071)	(1,203,928)	(336,786)	(2,091,669)	(2,149,227)	21,312,877
Fidelity® VIP High Income Portfolio - Service Class 2	3,372,077	159,781	(31,521)	(282,164)	(153,904)	310,189	(157,724)	(41,383)	(196,716)	137,293	51,659	(102,245)	3,269,832
Fidelity® VIP Index 500 Portfolio - Initial Class	18,257,103	170,337	922,424	(1,953,668)	(860,907)	916,839	(1,009,198)	(148,292)	(897,516)	(101,800)	(1,239,967)	(2,100,874)	16,156,229
Fidelity® VIP Mid Cap Portfolio - Service Class 2	6,952,149	(34,416)	858,387	(1,853,441)	(1,029,470)	472,947	(246,764)	(79,539)	(365,105)	(94,983)	(313,444)	(1,342,914)	5,609,235
Fidelity® VIP Overseas Portfolio - Initial Class	4,453,173	26,532	(10,611)	(673,736)	(657,815)	288,807	(233,920)	(31,442)	(222,530)	(66,537)	(265,622)	(923,437)	3,529,736
Franklin Global Real Estate VIP Fund - Class 2	2,455,253	39,880	131,574	(350,552)	(179,098)	223,813	(98,799)	(33,267)	(146,419)	(103,874)	(158,546)	(337,644)	2,117,609
Franklin Mutual Shares VIP Fund - Class 2	3,124,239	48,999	134,568	(495,855)	(312,288)	277,632	(116,971)	(42,255)	(189,117)	90,512	19,801	(292,487)	2,831,752
Franklin Small Cap Value VIP Fund - Class 2	3,038,481	(570)	513,919	(913,012)	(399,663)	205,495	(77,299)	(34,882)	(166,041)	(62,754)	(135,481)	(535,144)	2,503,337
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,573,032	(23,815)	237,703	(361,693)	(147,805)	182,719	(112,316)	(35,072)	(133,065)	(15,220)	(112,954)	(260,759)	2,312,273
Franklin U.S. Government Securities VIP Fund - Class 2	3,971,331	74,217	(49,961)	(45,231)	(20,975)	396,267	(183,425)	(42,336)	(253,248)	181,872	99,130	78,155	4,049,486

See accompanying notes.

14

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2018

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase		Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease) in		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2017	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2018
Templeton Growth VIP Fund - Class 2	$1,473,178	$15,002	$161,278	$(394,259)	$(217,979)	$108,187	$(62,909)	$(23,075)	$(64,714)	$(36,868)	$(79,379)	$(297,358)	$1,175,820
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	4,814,154	3,296	202,008	(797,543)	(592,239)	336,958	(201,604)	(77,717)	(241,165)	46,794	(136,734)	(728,973)	4,085,181
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,857,756	(9,833)	246,673	(456,577)	(219,737)	110,486	(60,706)	(47,695)	(92,718)	(9,709)	(100,342)	(320,079)	1,537,677
T. Rowe Price Equity Income Portfolio	6,705,214	71,509	841,373	(1,567,220)	(654,338)	397,539	(228,091)	(155,704)	(366,794)	(35,134)	(388,184)	(1,042,522)	5,662,692
T. Rowe Price Mid-Cap Growth Portfolio	13,944,151	(128,957)	2,050,763	(2,271,854)	(350,048)	565,357	(494,888)	(75,398)	(683,012)	(52,598)	(740,539)	(1,090,587)	12,853,564
T. Rowe Price Moderate Allocation Portfolio	9,730,012	82,488	620,345	(1,237,918)	(535,085)	573,543	(404,487)	(104,905)	(507,926)	(307,023)	(750,798)	(1,285,883)	8,444,129
T. Rowe Price New America Growth Portfolio	7,307,685	(57,716)	1,068,446	(971,675)	39,055	314,732	(289,546)	(69,408)	(358,252)	47,544	(354,930)	(315,875)	6,991,810
T. Rowe Price International Stock Portfolio	5,590,373	23,463	579,951	(1,423,356)	(819,942)	462,963	(220,525)	(75,210)	(304,637)	(11,276)	(148,685)	(968,627)	4,621,746

Product D
Calvert VP EAFE International Index Portfolio - Class F	$24,072	$786	$173	$(4,366)	$(3,407)	$3,918	$-	$(753)	$(2,169)	$(69)	$927	$(2,480)	$21,592
Calvert VP NASDAQ-100 Index Portfolio	135,779	833	8,039	(9,345)	(473)	11,741	-	(1,154)	(12,605)	277	(1,741)	(2,214)	133,565
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	93,442	1,062	5,900	(17,834)	(10,872)	7,940	(531)	-	(5,882)	(55)	1,472	(9,400)	84,042
Calvert VP S&P MidCap 400 Index Portfolio - Class F	831,278	9,401	52,748	(153,396)	(91,247)	111,742	(42,726)	(18,561)	(73,046)	(23,437)	(46,028)	(137,275)	694,003
Columbia VP Overseas Core Fund - Class 1	8,530	232	103	(1,804)	(1,469)	1,599	-	-	(1,129)	(27)	443	(1,026)	7,504
Columbia VP Select Mid Cap Value Fund - Class 1	60,781	-	2,274	(10,349)	(8,075)	5,986	-	(3)	(6,058)	(122)	(197)	(8,272)	52,509

See accompanying notes.

15

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2018

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase		Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease) in		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2017	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2018
Columbia VP Small Cap Value Fund - Class 2	$475,577	$782	$77,972	$(160,044)	$(81,290)	$63,298	$(24,214)	$(11,436)	$(41,322)	$(19,168)	$(32,842)	$(114,132)	$361,445
Columbia VP Small Company Growth Fund - Class 2	10,354	-	1,708	(1,732)	(24)	1,219	-	(1,029)	(1,694)	(113)	(1,617)	(1,641)	8,713
DWS Global Small Cap VIP - Class A	12,206	32	1,296	(3,707)	(2,379)	1,710	-	(582)	(1,801)	(7)	(680)	(3,059)	9,147
DWS International Growth VIP - Class A	28,114	263	673	(5,547)	(4,611)	3,227	-	(4)	(3,509)	(107)	(393)	(5,004)	23,110
Federated Government Money Fund II - Service Shares	56,668	688	-	-	688	7,640	(2,918)	(4)	(6,168)	(17)	(1,467)	(779)	55,889
Federated Managed Volatility Fund II - Primary Shares	150,979	4,317	264	(22,198)	(17,617)	27,505	-	(338)	(17,059)	31,642	41,750	24,133	175,112
Federated Quality Bond Fund II - Primary Shares	897,140	27,154	(13,841)	(18,189)	(4,876)	134,405	(57,606)	(17,609)	(87,016)	47,109	19,283	14,407	911,547
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,282,464	5,684	161,098	(246,924)	(80,142)	165,565	(53,455)	(22,244)	(114,767)	(40,314)	(65,215)	(145,357)	1,137,107
Fidelity® VIP Growth Portfolio - Service Class 2	931,229	398	157,140	(151,768)	5,770	119,546	(53,259)	(21,534)	(84,500)	(105,662)	(145,409)	(139,639)	791,590
Fidelity® VIP High Income Portfolio - Service Class 2	448,369	25,550	(9,733)	(32,268)	(16,451)	65,109	(26,160)	(10,110)	(42,510)	16,415	2,744	(13,707)	434,662
Fidelity® VIP Index 500 Portfolio - Service Class 2	164,269	2,687	5,101	(15,720)	(7,932)	15,232	(570)	(13)	(13,547)	(63)	1,039	(6,893)	157,376
Fidelity® VIP Mid Cap Portfolio - Service Class 2	609,291	2,417	56,122	(143,744)	(85,205)	72,436	(21,437)	(11,218)	(50,826)	(21,749)	(32,794)	(117,999)	491,292
Fidelity® VIP Real Estate Portfolio - Service Class 2	406,383	10,946	20,910	(58,193)	(26,337)	55,014	(19,554)	(8,475)	(35,818)	22,064	13,231	(13,106)	393,277
Franklin Mutual Shares VIP Fund - Class 2	1,173,750	29,487	47,715	(185,934)	(108,732)	167,872	(66,326)	(27,468)	(108,010)	45,947	12,015	(96,717)	1,077,033
Franklin Small Cap Value VIP Fund - Class 2	83,827	742	13,013	(24,699)	(10,944)	7,413	-	(16)	(6,102)	(3)	1,292	(9,652)	74,175

See accompanying notes.

16

Farm Bureau Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2018

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase		Transfers		Transfers of	including	(decrease) in
		Net	Net realized	appreciation/	(decrease) in		of		cost of	Declared	net assets	Total
	Net Assets at	investment	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	increase	Net Assets at
	December 31,	income	on	of	from	of net	and death	of policy	and other	Option	contract	(decrease) in	December 31,
Subaccount	2017	(loss)	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	net assets	2018
Franklin U.S. Government Securities VIP Fund - Class 2	$849,196	$24,258	$(18,736)	$(1,814)	$3,708	$129,025	$(54,627)	$(17,524)	$(83,359)	$53,919	$27,434	$31,142	$880,338
Templeton Global Bond VIP Fund - Class 2	424,064	-	(7,197)	15,522	8,325	62,716	(23,728)	(7,535)	(41,305)	21,432	11,580	19,905	443,969
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	67,265	48	6,174	(14,175)	(7,953)	4,749	-	-	(6,348)	(29)	(1,628)	(9,581)	57,684
T. Rowe Price Equity Income Portfolio	440,654	8,979	46,633	(97,962)	(42,350)	50,309	(6,666)	(4,923)	(36,330)	898	3,288	(39,062)	401,592
T. Rowe Price Moderate Allocation Portfolio	52,414	985	3,939	(7,746)	(2,822)	8,086	-	-	(5,100)	1	2,987	165	52,579
T. Rowe Price New America Growth Portfolio	96,209	208	14,213	(14,958)	(537)	7,889	-	(33)	(8,519)	24,771	24,108	23,571	119,780
T. Rowe Price International Stock Portfolio	1,346,372	16,871	139,525	(340,471)	(184,075)	176,696	(66,805)	(30,436)	(113,087)	(50,996)	(84,628)	(268,703)	1,077,669

See accompanying notes.

17

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2019

1.  Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. During 2010, the Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty-one investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A, B & C
American Century VP Inflation Protection Bond Fund	A, B & C
American Century VP Mid Cap Value Fund	A, B & C
American Century VP Ultra® Fund	A, B & C
American Century VP Value Fund	A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (1)
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares (1)	A, B & C
BNY Mellon Variable Investment Fund (1)
BNY Mellon VIF Appreciation Portfolio - Initial Shares (1)	A, B & C
BNY Mellon VIF Growth & Income Portfolio - Initial Shares (1)	A, B & C
BNY Mellon VIF International Equity Portfolio - Initial Shares (1)	A, B & C
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares (1)	A, B & C
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	D
Calvert VP NASDAQ-100 Index Portfolio	A, B, C & D
Calvert VP Russell 2000 Small Cap Index Portfolio	A, B & C
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	D
Calvert VP S&P MidCap 400 Index Portfolio	A, B & C
Calvert VP S&P MidCap 400 Index Portfolio - Class F	D

18

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1	D
Columbia VP Select Mid Cap Value Fund - Class 1 (1)	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A	D
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	D
Federated Insurance Series
Federated Government Money Fund II - Service Shares	A, B, C & D
Federated Managed Volatility Fund II - Primary Shares	A, B, C & D
Federated Quality Bond Fund II - Primary Shares	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
J.P. Morgan Insurance Trust
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A, B & C
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio (1)	A, B, C & D
T. Rowe Price New America Growth Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

19

Notes to Financial Statements (continued)

Farm Bureau Life Variable Account

(1) The names of the following investment families and investment options changed during the year:

Current Name	Former Name
Columbia Variable Products, Inc.	Columbia Variable Products, Inc.
Columbia VP Select Mid Cap Value Fund - Class 1	Columbia VP Mid Cap Value Fund - Class 1
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	Dreyfus Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	Dreyfus Sustainable U.S. Equity Portfolio - Service Class
BNY Mellon Variable Investment Fund	Dreyfus Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	Dreyfus VIF Appreciation Portfolio - Initial Class
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	Dreyfus VIF Growth & Income Portfolio - Initial Class
BNY Mellon VIF International Equity Portfolio - Initial Shares	Dreyfus VIF International Equity Portfolio - Initial Class
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio - Initial Class
T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
T. Rowe Price Moderate Allocation Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2019, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

20

Notes to Financial Statements (continued)

Farm Bureau Life Variable Account

2.   Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C. Product D assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter through the cancellation of subaccount units. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3 and $15 for Products A, B, C and D, respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an additional monthly charge of $0.15 per $1,000 of the Specified Amount or increase in the Specified Amount for the first ten policy years. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3.   Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

21

Notes to Financial Statements (continued)

Farm Bureau Life Variable Account

4.  Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2019:

Subaccount	Cost of Purchases	Proceeds from Sales

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$330,436	$224,991
American Century VP Inflation Protection Bond Fund	11,581	20,584
American Century VP Mid Cap Value Fund	46,959	32,025
American Century VP Ultra® Fund	243,947	160,149
American Century VP Value Fund	264,187	184,761

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	30,842	19,899

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	517,351	399,413
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	146,961	118,251
BNY Mellon VIF International Equity Portfolio - Initial Shares	209,721	183,613
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	268,610	111,143

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	191,468	324,882
Calvert VP Russell 2000 Small Cap Index Portfolio	301,818	220,555
Calvert VP S&P MidCap 400 Index Portfolio	428,918	301,905

Federated Insurance Series:
Federated Government Money Fund II - Service Shares	59,558	89,201
Federated Managed Volatility Fund II - Primary Shares	2,282,563	7,442,353
Federated Quality Bond Fund II - Primary Shares	861,302	1,496,400

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	3,017,499	1,817,696
Fidelity® VIP Growth & Income Portfolio - Initial Class	887,332	495,053
Fidelity® VIP Growth Portfolio - Initial Class	1,709,377	1,820,409
Fidelity® VIP High Income Portfolio - Service Class 2	417,302	283,455
Fidelity® VIP Index 500 Portfolio - Initial Class	759,578	1,356,199
Fidelity® VIP Mid Cap Portfolio - Service Class 2	934,984	700,054
Fidelity® VIP Overseas Portfolio - Initial Class	292,631	402,487

22

Notes to Financial Statements (continued)

Farm Bureau Life Variable Account

Subaccount	Cost of Purchases	Proceeds from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$199,270	$208,264
Franklin Mutual Shares VIP Fund - Class 2	510,596	259,475
Franklin Small Cap Value VIP Fund - Class 2	568,033	259,056
Franklin Small-Mid Cap Growth VIP Fund - Class 2	471,831	282,499
Franklin U.S. Government Securities VIP Fund - Class 2	354,675	321,600
Templeton Growth VIP Fund - Class 2	355,377	88,871

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	515,734	339,012
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	305,683	194,388

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	651,152	547,679
T. Rowe Price Mid-Cap Growth Portfolio	1,284,983	1,128,388
T. Rowe Price Moderate Allocation Portfolio	564,875	683,044
T. Rowe Price New America Growth Portfolio	724,927	629,614

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	699,487	426,032

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$5,642	$1,541
Calvert VP NASDAQ-100 Index Portfolio	13,342	11,330
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	15,045	27,079
Calvert VP S&P MidCap 400 Index Portfolio - Class F	118,435	97,413

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	2,904	1,643
Columbia VP Select Mid Cap Value Fund - Class 1	5,254	5,296
Columbia VP Small Cap Value Fund - Class 2	96,453	54,248
Columbia VP Small Company Growth Fund - Class 2	2,943	2,299

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	1,644	1,233

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	4,379	3,545

Federated Insurance Series:
Federated Government Money Fund II - Service Shares	7,797	4,532
Federated Managed Volatility Fund II - Primary Shares	27,258	17,731
Federated Quality Bond Fund II - Primary Shares	88,038	138,454

23

Notes to Financial Statements (continued)

Farm Bureau Life Variable Account

Subaccount	Cost of Purchases	Proceeds from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$222,769	$218,957
Fidelity® VIP Growth Portfolio - Service Class 2	113,522	164,411
Fidelity® VIP High Income Portfolio - Service Class 2	51,838	70,270
Fidelity® VIP Index 500 Portfolio - Service Class 2	29,736	34,790
Fidelity® VIP Mid Cap Portfolio - Service Class 2	114,933	82,585
Fidelity® VIP Real Estate Portfolio - Service Class 2	39,504	77,174

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	214,182	153,919
Franklin Small Cap Value VIP Fund - Class 2	20,738	3,648
Franklin U.S. Government Securities VIP Fund - Class 2	85,170	127,706
Templeton Global Bond VIP Fund - Class 2	60,861	56,069

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	12,732	5,057

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	63,389	53,384
T. Rowe Price Moderate Allocation Portfolio	4,897	19,506
T. Rowe Price New America Growth Portfolio	17,473	8,375

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	211,587	155,867

24

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2019 and 2018:

	Period Ended December 31,
	2019			2018
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Product A, B & C:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	1,449	6,429	(4,980)	1,851	4,950	(3,099)
American Century VP Inflation Protection Bond Fund	596	1,361	(765)	576	1,737	(1,161)
American Century VP Mid Cap Value Fund	462	1,052	(590)	1,124	2,180	(1,056)
American Century VP Ultra® Fund	2,183	4,349	(2,166)	4,339	4,159	180
American Century VP Value Fund	5,410	8,127	(2,717)	8,200	6,423	1,777

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	714	771	(57)	689	3,342	(2,653)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,074	13,160	(9,086)	10,346	17,002	(6,656)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,070	4,077	(3,007)	2,940	3,578	(638)
BNY Mellon VIF International Equity Portfolio - Initial Shares	2,270	7,069	(4,799)	2,936	8,100	(5,164)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	1,575	4,461	(2,886)	2,047	6,076	(4,029)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	1,580	5,083	(3,503)	2,003	4,685	(2,682)
Calvert VP Russell 2000 Small Cap Index Portfolio	2,037	5,820	(3,783)	2,043	7,736	(5,693)
Calvert VP S&P MidCap 400 Index Portfolio	3,344	6,583	(3,239)	2,353	7,787	(5,434)

Federated Insurance Series:
Federated Government Money Fund II - Service Shares	5,275	8,939	(3,664)	4,980	9,051	(4,071)
Federated Managed Volatility Fund II - Primary Shares	35,477	425,980	(390,503)	3,517,173	384,930	3,132,243
Federated Quality Bond Fund II - Primary Shares	28,493	114,533	(86,040)	43,644	130,920	(87,276)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	7,304	45,274	(37,970)	13,408	51,486	(38,078)
Fidelity® VIP Growth & Income Portfolio - Initial Class	4,020	18,971	(14,951)	6,432	25,187	(18,755)
Fidelity® VIP Growth Portfolio - Initial Class	7,186	61,029	(53,843)	10,242	94,118	(83,876)
Fidelity® VIP High Income Portfolio - Service Class 2	8,682	9,369	(687)	12,290	10,387	1,903
Fidelity® VIP Index 500 Portfolio - Initial Class	6,361	47,592	(41,231)	9,937	60,695	(50,758)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	4,834	14,889	(10,055)	4,902	11,660	(6,758)
Fidelity® VIP Overseas Portfolio - Initial Class	5,364	20,748	(15,384)	4,107	18,514	(14,407)

25

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2019			2018
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	4,240	8,685	(4,445)	4,602	12,329	(7,727)
Franklin Mutual Shares VIP Fund - Class 2	6,181	9,603	(3,422)	11,432	10,706	726
Franklin Small Cap Value VIP Fund - Class 2	1,941	5,470	(3,529)	2,393	5,456	(3,063)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,245	8,603	(5,358)	5,171	9,136	(3,965)
Franklin U.S. Government Securities VIP Fund - Class 2	16,376	19,637	(3,261)	34,781	27,941	6,840
Templeton Growth VIP Fund - Class 2	4,169	3,942	227	2,513	5,989	(3,476)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	3,049	6,474	(3,425)	3,965	6,892	(2,927)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	2,778	5,093	(2,315)	1,922	4,580	(2,658)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	4,451	17,888	(13,437)	5,071	19,211	(14,140)
T. Rowe Price Mid-Cap Growth Portfolio	2,836	16,116	(13,280)	3,226	16,186	(12,960)
T. Rowe Price Moderate Allocation Portfolio	5,459	21,157	(15,698)	4,365	31,202	(26,837)
T. Rowe Price New America Growth Portfolio	4,377	17,589	(13,212)	6,462	18,715	(12,253)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	21,043	23,311	(2,268)	19,934	28,762	(8,828)

Product D:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	388	120	268	276	203	73
Calvert VP NASDAQ-100 Index Portfolio	193	250	(57)	207	250	(43)
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F	366	1,183	(817)	252	187	65
Calvert VP S&P MidCap 400 Index Portfolio - Class F	2,089	3,639	(1,550)	2,723	4,507	(1,784)

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	101	117	(16)	91	60	31
Columbia VP Select Mid Cap Value Fund - Class 1	230	228	2	200	210	(10)
Columbia VP Small Cap Value Fund - Class 2	2,647	2,465	182	2,045	3,465	(1,420)
Columbia VP Small Company Growth Fund - Class 2	23	80	(57)	36	101	(65)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	64	73	(9)	67	104	(37)

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	228	225	3	166	189	(23)

Federated Insurance Series:
Federated Government Money Fund II - Service Shares	669	442	227	524	670	(146)
Federated Managed Volatility Fund II - Primary Shares	1,359	1,036	323	3,146	756	2,390
Federated Quality Bond Fund II - Primary Shares	4,713	10,835	(6,122)	13,797	12,174	1,623

26

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2019			2018
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,670	8,221	(5,551)	4,746	7,424	(2,678)
Fidelity® VIP Growth Portfolio - Service Class 2	1,881	5,510	(3,629)	5,547	10,950	(5,403)
Fidelity® VIP High Income Portfolio - Service Class 2	1,508	3,674	(2,166)	3,723	3,577	146
Fidelity® VIP Index 500 Portfolio - Service Class 2	871	1,288	(417)	443	406	37
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,218	3,656	(1,438)	2,530	3,954	(1,424)
Fidelity® VIP Real Estate Portfolio - Service Class 2	1,046	3,388	(2,342)	4,003	3,328	675

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	4,097	7,920	(3,823)	9,427	8,865	562
Franklin Small Cap Value VIP Fund - Class 2	230	153	77	230	176	54
Franklin U.S. Government Securities VIP Fund - Class 2	4,526	9,603	(5,077)	14,207	12,019	2,188
Templeton Global Bond VIP Fund - Class 2	1,744	3,249	(1,505)	4,296	3,604	692

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	176	189	(13)	129	188	(59)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	1,083	2,323	(1,240)	1,341	1,204	137
T. Rowe Price Moderate Allocation Portfolio	134	926	(792)	293	147	146
T. Rowe Price New America Growth Portfolio	184	226	(42)	927	200	727

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	8,245	10,028	(1,783)	7,987	13,693	(5,706)

27

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2019, 2018, 2017, 2016 and 2015, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
American Century VP Capital Appreciation Fund:
2019	49,656	$36.07	$1,791,212	-%	0.90%	34.34%
2018	54,636	26.85	1,466,825	-	0.90	(6.05)
2017	57,735	28.58	1,649,831	-	0.90	20.74
2016	62,549	23.67	1,480,649	-	0.90	2.29
2015	65,470	23.14	1,514,728	-	0.90	1.05
American Century VP Inflation Protection Bond Fund:
2019	8,845	14.84	131,224	2.55	0.90	8.24
2018	9,610	13.71	131,790	3.07	0.90	(3.45)
2017	10,771	14.20	152,983	2.88	0.90	2.97
2016	10,582	13.79	145,917	2.13	0.90	3.76
2015	10,646	13.29	141,449	2.41	0.90	(3.13)
American Century VP Mid Cap Value Fund:
2019	9,244	31.72	293,270	2.07	0.90	28.01
2018	9,834	24.78	243,741	1.40	0.90	(13.63)
2017	10,890	28.69	312,473	1.61	0.90	10.69
2016	7,656	25.92	198,420	1.71	0.90	21.80
2015	8,798	21.28	187,253	1.65	0.90	(2.34)
American Century VP Ultra® Fund:
2019	46,377	38.46	1,783,513	-	0.90	33.40
2018	48,543	28.83	1,399,581	0.25	0.90	(0.14)
2017	48,363	28.87	1,396,431	0.37	0.90	31.05
2016	54,065	22.03	1,191,073	0.34	0.90	3.52
2015	56,916	21.28	1,211,273	0.44	0.90	5.29
American Century VP Value Fund:
2019	90,739	23.84	2,163,420	2.12	0.90	25.87
2018	93,456	18.94	1,769,763	1.67	0.90	(9.94)
2017	91,679	21.03	1,928,327	1.66	0.90	7.79
2016	90,955	19.51	1,774,960	1.74	0.90	19.40
2015	96,533	16.34	1,577,501	2.14	0.90	(4.78)
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2019	13,997	26.85	375,858	1.24	0.90	32.79
2018	14,054	20.22	284,135	1.57	0.90	(5.47)
2017	16,707	21.39	357,419	0.93	0.90	14.02
2016	16,920	18.76	317,470	1.03	0.90	9.07
2015	23,407	17.20	402,523	0.75	0.90	(4.28)

28

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2019	110,441	$32.81	$3,623,261	1.16%	0.90%	34.91%
2018	119,527	24.32	2,907,152	1.26	0.90	(7.70)
2017	126,183	26.35	3,324,680	1.34	0.90	26.20
2016	128,731	20.88	2,687,447	1.65	0.90	6.97
2015	136,047	19.52	2,655,702	1.71	0.90	(3.37)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2019	34,041	30.82	1,049,143	1.07	0.90	27.99
2018	37,048	24.08	892,219	0.80	0.90	(5.57)
2017	37,686	25.50	960,846	0.75	0.90	18.66
2016	38,779	21.49	833,292	1.22	0.90	9.09
2015	41,518	19.70	818,038	0.85	0.90	0.66
BNY Mellon VIF International Equity Portfolio - Initial Shares:
2019	66,409	26.53	1,762,039	1.30	0.90	18.97
2018	71,208	22.30	1,587,781	1.28	0.90	(16.48)
2017	76,372	26.70	2,038,844	1.03	0.90	26.24
2016	81,404	21.15	1,721,984	0.93	0.90	(6.37)
2015	86,009	22.59	1,943,329	3.33	0.90	0.44
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2019	57,068	24.69	1,408,986	-	0.90	20.67
2018	59,954	20.46	1,226,441	-	0.90	(19.80)
2017	63,983	25.51	1,632,262	-	0.90	23.59
2016	65,536	20.64	1,352,819	-	0.90	16.02
2015	70,423	17.79	1,252,792	-	0.90	(3.16)
Calvert VP NASDAQ-100 Index Portfolio:
2019	56,556	67.50	3,817,378	0.52	0.90	37.56
2018	60,059	49.07	2,947,266	0.56	0.90	(1.37)
2017	62,741	49.75	3,121,328	0.49	0.90	31.20
2016	64,145	37.92	2,432,552	0.51	0.90	5.63
2015	68,591	35.90	2,462,069	0.05	0.90	8.10
Calvert VP Russell 2000 Small Cap Index Portfolio:
2019	78,237	37.77	2,955,099	0.92	0.90	23.96
2018	82,020	30.47	2,499,129	1.06	0.90	(12.04)
2017	87,713	34.64	3,038,171	0.78	0.90	13.39
2016	90,716	30.55	2,771,792	0.56	0.90	19.85
2015	94,364	25.49	2,405,653	0.14	0.90	(6.04)
Calvert VP S&P MidCap 400 Index Portfolio:
2019	84,372	45.72	3,857,247	1.16	0.90	24.71
2018	87,611	36.66	3,211,640	1.15	0.90	(12.13)
2017	93,045	41.72	3,881,826	0.72	0.90	14.87
2016	96,389	36.32	3,500,733	0.44	0.90	19.20
2015	103,034	30.47	3,139,138	0.09	0.90	(3.55)

29

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Government Money Fund II - Service Shares:
2019	73,899	$9.57	$707,158	1.63%	0.90%	0.74%
2018	77,563	9.50	736,801	1.24	0.90	0.32
2017	81,634	9.47	772,828	0.29	0.90	(0.53)
2016	112,150	9.52	1,067,913	-	0.90	(0.94)
2015	113,618	9.61	1,091,622	-	0.90	(0.83)
Federated Managed Volatility Fund II - Primary Shares:
2019	5,257,062	17.23	90,593,997	2.09	0.90	19.16
2018	5,647,565	14.46	81,676,310	1.93	0.90	(9.28)
2017	2,515,322	15.94	40,092,527	3.91	0.90	17.03
2016	2,701,646	13.62	36,784,464	4.88	0.90	6.74
2015	2,921,461	12.76	37,268,108	4.36	0.90	(8.33)
Federated Quality Bond Fund II - Primary Shares:
2019	1,552,762	12.33	19,149,949	2.94	0.90	8.44
2018	1,638,802	11.37	18,633,177	3.08	0.90	(1.47)
2017	1,726,078	11.54	19,921,165	3.25	0.90	3.13
2016	1,807,372	11.19	20,229,954	3.62	0.90	2.85
2015	1,968,801	10.88	21,415,744	3.78	0.90	(1.09)
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2019	646,788	40.20	25,998,669	0.46	0.90	30.43
2018	684,758	30.82	21,106,578	0.70	0.90	(7.22)
2017	722,836	33.22	24,013,427	1.00	0.90	20.80
2016	765,761	27.50	21,059,049	0.81	0.90	7.05
2015	816,786	25.69	20,983,282	1.03	0.90	(0.23)
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2019	279,898	26.51	7,419,357	3.56	0.90	28.94
2018	294,849	20.56	6,063,546	0.35	0.90	(9.82)
2017	313,604	22.80	7,150,005	1.28	0.90	15.85
2016	330,388	19.68	6,501,345	1.72	0.90	15.09
2015	347,485	17.10	5,943,059	2.11	0.90	(3.17)
Fidelity® VIP Growth Portfolio - Initial Class:
2019	887,140	30.15	26,748,198	0.26	0.90	33.11
2018	940,983	22.65	21,312,877	0.24	0.90	(1.05)
2017	1,024,859	22.89	23,462,104	0.22	0.90	33.94
2016	1,087,277	17.09	18,582,883	0.04	0.90	(0.12)
2015	1,145,926	17.11	19,603,734	0.26	0.90	6.21
Fidelity® VIP High Income Portfolio - Service Class 2:
2019	125,672	29.43	3,699,078	5.19	0.90	13.72
2018	126,359	25.88	3,269,832	5.63	0.90	(4.47)
2017	124,456	27.09	3,372,077	5.29	0.90	5.94
2016	123,325	25.57	3,153,330	5.30	0.90	13.14
2015	129,966	22.60	2,936,757	6.51	0.90	(4.72)

30

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Index 500 Portfolio - Initial Class:
2019	688,188	$28.83	$19,843,776	1.96%	0.90%	30.16%
2018	729,419	22.15	16,156,229	1.83	0.90	(5.34)
2017	780,177	23.40	18,257,103	1.80	0.90	20.62
2016	820,935	19.40	15,924,352	1.47	0.90	10.86
2015	871,437	17.50	15,246,830	1.98	0.90	0.46
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2019	134,434	47.39	6,371,076	0.67	0.90	22.08
2018	144,489	38.82	5,609,235	0.40	0.90	(15.55)
2017	151,247	45.97	6,952,149	0.49	0.90	19.50
2016	157,165	38.47	6,046,665	0.32	0.90	10.93
2015	164,760	34.68	5,714,136	0.25	0.90	(2.50)
Fidelity® VIP Overseas Portfolio - Initial Class:
2019	205,831	20.21	4,158,836	1.71	0.90	26.63
2018	221,215	15.96	3,529,736	1.54	0.90	(15.56)
2017	235,622	18.90	4,453,173	1.43	0.90	29.10
2016	243,852	14.64	3,568,807	1.44	0.90	(5.85)
2015	253,148	15.55	3,937,437	1.34	0.90	2.64
Franklin Global Real Estate VIP Fund - Class 2:
2019	104,062	23.67	2,463,199	2.62	0.90	21.26
2018	108,507	19.52	2,117,609	2.63	0.90	(7.58)
2017	116,234	21.12	2,455,253	3.08	0.90	9.49
2016	119,424	19.29	2,303,908	1.22	0.90	(0.36)
2015	127,961	19.36	2,477,271	3.20	0.90	(0.31)
Franklin Mutual Shares VIP Fund - Class 2:
2019	122,326	27.36	3,346,425	1.84	0.90	21.49
2018	125,748	22.52	2,831,752	2.46	0.90	(9.88)
2017	125,022	24.99	3,124,239	2.24	0.90	7.39
2016	128,600	23.27	2,992,579	2.03	0.90	15.03
2015	133,532	20.23	2,701,298	3.09	0.90	(5.78)
Franklin Small Cap Value VIP Fund - Class 2:
2019	60,379	49.05	2,961,668	1.05	0.90	25.22
2018	63,908	39.17	2,503,337	0.88	0.90	(13.67)
2017	66,971	45.37	3,038,481	0.51	0.90	9.67
2016	71,648	41.37	2,963,910	0.82	0.90	29.04
2015	76,770	32.06	2,461,029	0.63	0.90	(8.22)
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2019	85,712	33.08	2,834,958	-	0.90	30.29
2018	91,070	25.39	2,312,273	-	0.90	(6.21)
2017	95,035	27.07	2,573,032	-	0.90	20.31
2016	97,838	22.50	2,201,385	-	0.90	3.26
2015	101,565	21.79	2,213,415	-	0.90	(3.54)

31

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin U.S. Government Securities VIP Fund - Class 2:
2019	272,420	$15.32	$4,173,338	2.88%	0.90%	4.29%
2018	275,681	14.69	4,049,486	2.76	0.90	(0.54)
2017	268,841	14.77	3,971,331	2.65	0.90	0.41
2016	265,834	14.71	3,909,786	2.49	0.90	(0.20)
2015	281,257	14.74	4,146,300	2.51	0.90	(0.41)
Templeton Growth VIP Fund - Class 2:
2019	60,971	22.09	1,346,985	2.78	0.90	14.10
2018	60,744	19.36	1,175,820	1.98	0.90	(15.61)
2017	64,220	22.94	1,473,178	1.63	0.90	17.46
2016	66,083	19.53	1,290,638	2.05	0.90	8.62
2015	66,829	17.98	1,201,323	2.65	0.90	(7.32)
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2019	95,457	51.90	4,954,621	1.60	0.90	25.64
2018	98,882	41.31	4,085,181	0.97	0.90	(12.65)
2017	101,809	47.29	4,814,154	0.79	0.90	12.76
2016	103,711	41.94	4,349,161	0.86	0.90	13.69
2015	112,110	36.89	4,135,578	0.97	0.90	(3.53)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2019	46,533	38.87	1,808,601	0.41	0.90	23.48
2018	48,848	31.48	1,537,677	0.38	0.90	(12.73)
2017	51,506	36.07	1,857,756	0.32	0.90	14.22
2016	54,786	31.58	1,730,180	0.53	0.90	19.17
2015	58,038	26.50	1,538,248	0.14	0.90	(6.16)
T. Rowe Price Equity Income Portfolio:
2019	214,773	31.08	6,676,226	2.32	0.90	25.27
2018	228,210	24.81	5,662,692	2.00	0.90	(10.34)
2017	242,350	27.67	6,705,214	1.75	0.90	15.00
2016	256,230	24.06	6,164,804	2.33	0.90	18.11
2015	277,763	20.37	5,657,829	1.82	0.90	(7.70)
T. Rowe Price Mid-Cap Growth Portfolio:
2019	229,949	68.76	15,812,248	0.14	0.90	30.10
2018	243,229	52.85	12,853,564	-	0.90	(2.90)
2017	256,189	54.43	13,944,151	-	0.90	23.68
2016	275,888	44.01	12,141,798	-	0.90	5.31
2015	306,352	41.79	12,801,906	-	0.90	5.61
T. Rowe Price Moderate Allocation Portfolio:
2019	303,945	31.37	9,533,787	1.96	0.90	18.74
2018	319,643	26.42	8,444,129	1.78	0.90	(5.91)
2017	346,480	28.08	9,730,012	1.52	0.90	16.37
2016	366,944	24.13	8,854,917	1.66	0.90	5.51
2015	388,286	22.87	8,880,689	1.72	0.90	(0.95)

32

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price New America Growth Portfolio:
2019	243,036	$36.49	$8,868,113	0.41%	0.90%	33.71%
2018	256,248	27.29	6,991,810	0.16	0.90	0.26
2017	268,501	27.22	7,307,685	0.10	0.90	33.24
2016	284,691	20.43	5,815,021	0.04	0.90	0.44
2015	299,531	20.34	6,093,298	-	0.90	7.62
T. Rowe Price International Stock Portfolio:
2019	308,250	18.85	5,810,029	2.45	0.90	26.68
2018	310,518	14.88	4,621,746	1.34	0.90	(15.02)
2017	319,346	17.51	5,590,373	1.12	0.90	26.79
2016	327,132	13.81	4,517,892	1.07	0.90	1.25
2015	327,734	13.64	4,471,638	0.94	0.90	(1.80)

Product D:
Calvert VP EAFE International Index Portfolio - Class F:
2019	2,151	$13.87	$29,844	2.69%	-%	21.03%
2018	1,883	11.46	21,592	3.30	-	(13.83)
2017	1,810	13.30	24,072	2.56	-	24.42
2016	1,973	10.69	21,087	2.96	-	0.28
2015	1,865	10.66	19,880	0.03	-	(1.84)
Calvert VP NASDAQ-100 Index Portfolio:
2019	3,543	51.49	182,424	0.52	-	38.79
2018	3,600	37.10	133,565	0.56	-	(0.46)
2017	3,643	37.27	135,779	0.50	-	32.35
2016	3,569	28.16	100,513	0.53	-	6.59
2015	3,528	26.42	93,223	0.05	-	9.08
Calvert VP Russell 2000 Small Cap Index Portfolio - Class F:
2019	3,391	24.93	84,523	0.89	-	24.84
2018	4,208	19.97	84,042	1.08	-	(11.48)
2017	4,143	22.56	93,442	0.75	-	14.11
2016	4,341	19.77	85,816	0.41	-	20.62
2015	4,294	16.39	70,380	-	-	(5.42)
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2019	28,565	28.94	826,545	1.15	-	25.61
2018	30,115	23.04	694,003	1.14	-	(11.59)
2017	31,899	26.06	831,278	0.99	-	15.62
2016	2,802	22.54	63,146	0.58	-	19.96
2015	2,383	18.79	44,767	-	-	(2.89)

33

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Overseas Core Fund - Class 1:
2019	584	$15.69	$9,162	2.14%	-%	25.52%
2018	600	12.50	7,504	2.76	-	(16.67)
2017	569	15.00	8,530	2.01	-	27.55
2016	714	11.76	8,396	1.60	-	(6.00)
2015	692	12.51	8,652	0.93	-	5.21
Columbia VP Select Mid Cap Value Fund - Class 1:
2019	2,720	25.43	69,177	-	-	31.63
2018	2,718	19.32	52,509	-	-	(13.29)
2017	2,728	22.28	60,781	-	-	13.56
2016	2,625	19.62	51,519	-	-	14.14
2015	2,496	17.19	42,917	-	-	(4.98)
Columbia VP Small Cap Value Fund - Class 2:
2019	18,684	23.63	441,589	0.27	-	20.93
2018	18,502	19.54	361,445	0.17	-	(18.14)
2017	19,922	23.87	475,577	0.32	-	13.99
2016	22,701	20.94	475,446	0.39	-	32.70
2015	22,800	15.78	359,735	0.57	-	(6.29)
Columbia VP Small Company Growth Fund - Class 2:
2019	340	30.81	10,481	-	-	40.43
2018	397	21.94	8,713	-	-	(2.01)
2017	462	22.39	10,354	-	-	28.83
2016	805	17.38	13,983	-	-	12.56
2015	843	15.44	13,017	-	-	3.55
DWS Global Small Cap VIP - Class A:
2019	597	18.31	10,935	-	-	21.26
2018	606	15.10	9,147	0.28	-	(20.53)
2017	643	19.00	12,206	-	-	20.03
2016	1,096	15.83	17,354	0.37	-	1.60
2015	1,161	15.58	18,093	0.95	-	1.17
DWS International Growth VIP - Class A:
2019	1,756	17.30	30,391	1.29	-	31.16
2018	1,753	13.19	23,110	0.97	-	(16.68)
2017	1,776	15.83	28,114	0.37	-	25.54
2016	1,972	12.61	24,870	0.85	-	3.70
2015	1,974	12.16	24,011	0.78	-	(1.22)
Federated Government Money Fund II - Service Shares:
2019	5,729	10.32	59,154	1.63	-	1.57
2018	5,502	10.16	55,889	1.24	-	1.30
2017	5,648	10.03	56,668	0.37	-	0.30
2016	2,998	10.00	29,983	-	-	-
2015	3,772	10.00	37,731	-	-	-

34

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Managed Volatility Fund II - Primary Shares:
2019	11,651	$18.59	$216,547	2.01%	-%	20.25%
2018	11,328	15.46	175,112	2.63	-	(8.47)
2017	8,938	16.89	150,979	3.80	-	18.11
2016	8,836	14.30	126,365	4.92	-	7.68
2015	8,787	13.28	116,689	4.29	-	(7.59)
Federated Quality Bond Fund II - Primary Shares:
2019	68,866	13.30	916,180	3.01	-	9.38
2018	74,988	12.16	911,547	2.98	-	(0.57)
2017	73,365	12.23	897,140	3.13	-	4.09
2016	75,033	11.75	881,939	3.56	-	3.80
2015	75,659	11.32	856,550	3.66	-	(0.26)
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2019	45,026	29.51	1,328,876	0.21	-	31.27
2018	50,577	22.48	1,137,107	0.44	-	(6.64)
2017	53,255	24.08	1,282,464	0.78	-	21.55
2016	57,497	19.81	1,138,780	0.65	-	7.78
2015	56,484	18.38	1,038,457	0.79	-	0.38
Fidelity® VIP Growth Portfolio - Service Class 2:
2019	27,907	33.63	938,487	0.06	-	33.98
2018	31,536	25.10	791,590	0.04	-	(0.44)
2017	36,939	25.21	931,229	0.09	-	34.81
2016	41,644	18.70	778,734	-	-	0.54
2015	41,538	18.60	772,499	0.03	-	6.90
Fidelity® VIP High Income Portfolio - Service Class 2:
2019	22,634	20.12	455,291	5.10	-	14.77
2018	24,800	17.53	434,662	5.60	-	(3.63)
2017	24,654	18.19	448,369	5.16	-	6.94
2016	26,178	17.01	445,292	5.53	-	14.16
2015	25,270	14.90	376,506	6.51	-	(3.87)
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2019	6,182	31.25	193,159	1.83	-	31.03
2018	6,599	23.85	157,376	1.57	-	(4.71)
2017	6,562	25.03	164,269	1.57	-	21.39
2016	6,885	20.62	141,978	1.45	-	11.58
2015	5,661	18.48	104,619	1.93	-	1.09
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2019	23,556	24.21	570,337	0.68	-	23.14
2018	24,994	19.66	491,292	0.40	-	(14.74)
2017	26,418	23.06	609,291	0.49	-	20.54
2016	29,172	19.13	558,175	0.33	-	11.87
2015	28,823	17.10	492,761	0.25	-	(1.61)

35

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Real Estate Portfolio - Service Class 2:
2019	17,880	$23.91	$427,537	1.48%	-%	22.93%
2018	20,222	19.45	393,277	2.65	-	(6.45)
2017	19,547	20.79	406,383	1.60	-	3.79
2016	18,081	20.03	362,250	1.25	-	5.42
2015	20,306	19.00	385,752	1.70	-	3.49
Franklin Mutual Shares VIP Fund - Class 2:
2019	58,539	21.17	1,239,223	1.81	-	22.58
2018	62,362	17.27	1,077,033	2.45	-	(9.06)
2017	61,800	18.99	1,173,750	2.17	-	8.33
2016	67,066	17.53	1,175,632	2.05	-	16.09
2015	63,813	15.10	963,829	3.11	-	(4.97)
Franklin Small Cap Value VIP Fund - Class 2:
2019	3,605	26.56	95,764	1.05	-	26.36
2018	3,528	21.02	74,175	0.88	-	(12.89)
2017	3,474	24.13	83,827	0.54	-	10.64
2016	2,893	21.81	63,091	0.80	-	30.21
2015	3,087	16.75	51,706	0.63	-	(7.41)
Franklin U.S. Government Securities VIP Fund - Class 2:
2019	63,040	13.60	857,333	2.85	-	5.26
2018	68,117	12.92	880,338	2.79	-	0.31
2017	65,929	12.88	849,196	2.83	-	1.34
2016	65,285	12.71	829,788	2.47	-	0.63
2015	65,758	12.63	830,294	2.49	-	0.48
Templeton Global Bond VIP Fund - Class 2:
2019	24,772	17.24	426,974	7.03	-	2.01
2018	26,277	16.90	443,969	-	-	1.99
2017	25,585	16.57	424,064	-	-	1.91
2016	26,251	16.26	426,871	-	-	2.91
2015	23,887	15.80	377,355	7.87	-	(4.30)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2:
2019	2,465	28.92	71,286	0.18	-	24.23
2018	2,478	23.28	57,684	0.07	-	(12.18)
2017	2,537	26.51	67,265	0.12	-	14.91
2016	2,767	23.07	63,812	0.18	-	19.91
2015	2,471	19.24	47,544	-	-	(5.55)
T. Rowe Price Equity Income Portfolio:
2019	18,442	25.79	475,615	2.31	-	26.42
2018	19,682	20.40	401,592	2.03	-	(9.53)
2017	19,545	22.55	440,654	1.77	-	16.06
2016	18,909	19.43	367,446	2.36	-	19.13
2015	18,926	16.31	308,614	1.84	-	(6.85)

36

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price Moderate Allocation Portfolio:
2019	1,934	$23.10	$44,675.00	1.91%	-%	19.75%
2018	2,726	19.29	52,579	1.82	-	(5.07)
2017	2,580	20.32	52,414	1.53	-	17.46
2016	2,599	17.30	44,972	1.68	-	6.40
2015	2,458	16.26	39,958	1.70	-	-
T. Rowe Price New America Growth Portfolio:
2019	3,839	41.64	159,848	0.42	-	34.93
2018	3,881	30.86	119,780	0.19	-	1.15
2017	3,154	30.51	96,209	0.11	-	34.46
2016	3,643	22.69	82,675	0.04	-	1.29
2015	3,212	22.40	71,963	-	-	8.58
T. Rowe Price International Stock Portfolio:
2019	77,587	17.35	1,346,022	2.45	-	27.76
2018	79,370	13.58	1,077,669	1.32	-	(14.21)
2017	85,076	15.83	1,346,372	1.12	-	27.87
2016	90,574	12.38	1,120,860	1.11	-	2.15
2015	84,086	12.12	1,018,907	0.95	-	(0.90)

37

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)       These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)       These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)       These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. Subsequent Events

The Board of Trustees of BNY Mellon Investment Fund approved the termination and liquidation of the BNY Mellon VIF International Equity Portfolio. Liquidation will occur on or about April 30, 2020. On the liquidation date, the BNY Mellon VIF International Equity Portfolio – Initial Shares subaccount will be closed and all assets as of the liquidation date will be transferred to the Federated Government Money Fund II – Service Shares subaccount.

Subsequent to December 31, 2019, there has been a global coronavirus outbreak (COVID-19). The impact of COVID-19 continues to develop and creates uncertainty as to how the Company and the Account’s performance and financial results will ultimately be affected. A downturn in the investment markets as well as a potential lingering economic recession may impact the valuation of underlying subaccount investments. These and other effects from COVID-19 will depend on several factors, particularly the speed with which the spread of COVID-19 slows and becomes controllable as well as actions taken by the federal and local government, including mandated quarantine measures as well as economic stimulus initiatives.

38

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Farm Bureau Life Insurance Company (the Company) as of December 31, 2019 and 2018, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2019, and the related notes and financial statement schedules listed in the Index at Exhibit 3 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1993.

Des Moines, Iowa

April 30, 2020

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	December 31,
	2019	2018
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2019 - $6,997,947; 2018 - $6,836,247)	$7,680,145	$7,007,398
Equity securities at fair value (cost: 2019 - $88,682; 2018 - $88,261)	93,098	87,595
Mortgage loans	1,012,505	1,041,067
Real estate	955	1,543
Policy loans	201,589	197,366
Short-term investments	1,249	2,795
Other investments	62,680	33,765
Total investments	9,052,221	8,371,529

Cash and cash equivalents	521	1,065
Securities and indebtedness of related parties	74,791	60,962
Accrued investment income	72,319	74,507
Reinsurance recoverable	107,498	102,386
Deferred acquisition costs	280,397	409,023
Value of insurance in force acquired	2,624	10,385
Current income taxes recoverable	6,507	4,777
Other assets	107,499	122,453
Assets held in separate accounts	645,881	561,281

Total assets	$10,350,258	$9,718,368

4

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS (Continued)

(Dollars in thousands)

	December 31,
	2019	2018
Liabilities and stockholder’s equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,548,212	$5,403,125
Traditional life insurance and accident and health products	1,845,337	1,802,346
Other policy claims and benefits	46,324	50,696
Supplementary contracts without life contingencies	296,915	303,627
Advance premiums and other deposits	253,458	260,252
Amounts payable to affiliates	1,206	2,038
Deferred income taxes	152,401	75,804
Other liabilities	58,875	62,875
Liabilities related to separate accounts	645,881	561,281
Total liabilities	8,848,609	8,522,044

Stockholder’s equity:
Preferred stock, 7½% cumulative, par value $50.00 per share - authorized 6,000 shares, none issued and outstanding	—	—
Common stock, par value $50.00 per share - authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in capital	171,195	171,195
Accumulated other comprehensive income	360,949	95,669
Retained earnings	967,005	926,960
Total stockholder’s equity	1,501,649	1,196,324
Total liabilities and stockholder’s equity	$10,350,258	$9,718,368

See accompanying notes.

5

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands)

	Year ended December 31,
	2019	2018	2017
Revenues:
Interest sensitive product charges	$127,070	$122,746	$112,893
Traditional life insurance premiums	197,863	198,312	195,330
Net investment income	417,825	388,206	408,404
Net realized capital gains (losses)	7,939	(6,682)	599
Impairments:
Total other-than-temporary impairment losses	(919)	(5,072)	(1,553)
Non-credit portion in other comprehensive income/loss	—	74	—
Net impairment losses recognized in earnings	(919)	(4,998)	(1,553)
Other income	2,057	3,092	2,890
Total revenues	751,835	700,676	718,563

Benefits and expenses:
Interest sensitive product benefits	276,473	253,753	251,878
Traditional life insurance benefits	174,654	175,209	173,023
Policyholder dividends	10,053	10,130	10,140
Underwriting, acquisition and insurance expenses	146,128	158,554	141,521
Other expenses	325	329	398
Total benefits and expenses	607,633	597,975	576,960
	144,202	102,701	141,603
Income tax benefit (expense)	(20,509)	(12,388)	40,638
Equity income, net of related income taxes	3,456	4,439	2,590
Net income	$127,149	$94,752	$184,831

See accompanying notes.

6

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Dollars in thousands)

	Year ended December 31,
	2019	2018	2017
Net income	$127,149	$94,752	$184,831
Other comprehensive income (loss) (1)
Change in net unrealized investment gains/losses	265,302	(189,643)	87,036
Non-credit impairment losses	—	(58)	—
Change in underfunded status of postretirement benefit plans	(22)	(6)	(98)
Total other comprehensive income (loss), net of tax	265,280	(189,707)	86,938
Total comprehensive income (loss)	$392,429	$(94,955)	$271,769

(1)  Other comprehensive income (loss) is recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities.

FARM BUREAU LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Stockholder’s Equity
Balance at January 1, 2017	$2,500	$171,195	$154,725	$846,090	$1,174,510
Net income				184,831	184,831
Reclassification related to the Tax Cuts and Jobs Act of 2017	—	—	48,761	(48,761)	—
Other comprehensive income	—	—	86,938	—	86,938
Dividends to parent	—	—	—	(67,500)	(67,500)
Balance at December 31, 2017	2,500	171,195	290,424	914,660	1,378,779
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities	—	—	(5,048)	5,048	—
Net income	—	—	—	94,752	94,752
Other comprehensive loss	—	—	(189,707)	—	(189,707)
Dividends to parent	—	—	—	(87,500)	(87,500)
Balance at December 31, 2018	2,500	171,195	95,669	926,960	1,196,324
Cumulative effect of change in accounting principle related to leases	—	—	—	396	396
Net income	—	—	—	127,149	127,149
Other comprehensive income	—	—	265,280	—	265,280
Dividends to parent	—	—	—	(87,500)	(87,500)
Balance at December 31, 2019	$2,500	$171,195	$360,949	$967,005	$1,501,649

See accompanying notes.

7

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year ended December 31,
	2019	2018	2017
Operating activities
Net income	$127,149	$94,752	$184,831
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to account balances	161,893	164,623	163,111
Charges for mortality, surrenders and administration	(126,165)	(120,944)	(112,682)
Net realized losses on investments	(7,020)	11,680	3,387
Change in fair value of derivatives	(2,232)	7,162	(8,007)
Increase in liabilities for life insurance and other future policy benefits	66,503	77,786	87,489
Deferral of acquisition costs	(45,578)	(47,771)	(44,409)
Amortization of deferred acquisition costs and value of insurance in force	25,155	36,421	25,934
Change in reinsurance recoverable	(2,415)	4,081	(5,097)
Provision for deferred income taxes	6,080	(5,901)	(76,867)
Other	2,453	9,759	11,504
Net cash provided by operating activities	205,823	231,648	229,194

Investing activities
Sales, maturities or repayments:
Fixed maturities - available for sale	661,427	585,465	614,150
Equity securities	15,397	7,039	9,880
Mortgage loans	102,132	69,208	62,285
Derivative instruments	15,659	16,754	13,220
Policy loans	36,441	36,720	36,330
Securities and indebtedness of related parties	8,814	8,359	8,999
Other investments	6,147	6,831	164
Real estate	641	—	717
Acquisitions:
Fixed maturities - available for sale	(815,762)	(705,250)	(690,013)
Equity securities	(15,791)	(3,301)	(1,990)
Mortgage loans	(71,202)	(139,836)	(217,409)
Derivative instruments	(19,886)	(14,425)	(9,311)
Policy loans	(40,664)	(42,688)	(39,474)
Securities and indebtedness of related parties	(21,084)	(21,146)	(13,555)
Other investments	(7,649)	(7,891)	—
Short-term investments, net change	1,546	3,115	(1,423)
Purchases and disposals of property and equipment, net	(4,712)	(3,853)	(4,391)
Net cash used in investing activities	(148,546)	(204,899)	(231,821)

8

FARM BUREAU LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

(Dollars in thousands)

	Year ended December 31,
	2019	2018	2017
Financing activities
Contract holder account deposits	$606,917	$668,372	$534,449
Contract holder account withdrawals	(577,238)	(631,181)	(440,581)
Proceeds from the issuance of short-term debt	55,000	27,000	—
Repayments of short-term debt	(55,000)	(27,000)	—
Dividends paid to parent	(87,500)	(87,500)	(67,500)
Net cash provided by (used in) financing activities	(57,821)	(50,309)	26,368
Increase (decrease) in cash and cash equivalents	(544)	(23,560)	23,741
Cash and cash equivalents at beginning of year	1,065	24,625	884
Cash and cash equivalents at end of year	$521	$1,065	$24,625

Supplemental disclosures of cash flow information
Cash paid for income taxes during the year	4,220	4,691	19,371

See accompanying notes.

9

FARM BUREAU LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2019

1.  Significant Accounting Policies

Nature of Business

Farm Bureau Life Insurance Company (we or the Company), a wholly-owned subsidiary of FBL Financial Group, Inc., operates predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). We market individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our wholly-owned subsidiary, Greenfields Life Insurance Company (Greenfields), offers life and annuity products in the state of Colorado.

Consolidation

Our consolidated financial statements include the financial statements of the Company and its subsidiary. All significant intercompany transactions have been eliminated.

Adoption of New Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards adopted:

Stockholders’ Equity

In February 2018 the Financial Accounting Standards Board (FASB) issued guidance allowing a reclassification from accumulated other comprehensive income (AOCI) to retained earnings for stranded tax effects resulting from changes in the federal income tax rate due to enactment of the Tax Cuts and Jobs Act of 2017 on December 22, 2017 (Tax Act). Accounting guidance requires that deferred tax assets and liabilities, including those associated with components of AOCI, be remeasured during the period new tax laws are enacted, with any changes reflected as a component of income tax expense (benefit). Under the previous guidance, retained earnings would reflect the full amount of the change and AOCI would not be adjusted for the portion of the change related to its components, leaving the unadjusted change “stranded” in AOCI. The new guidance allows AOCI be adjusted to reclassify these stranded tax effects to retained earnings.

October 1, 2017

The new guidance was effective for 2018, with early adoption permitted for public companies during periods for which financial statements have not been issued. We adopted the new guidance in 2017, and have reported the reclassification in our Consolidated Statement of Stockholders’ Equity. The adjustment does not impact earnings, but rather is a reclassification of amounts between stockholders’ equity accounts.

Financial instruments - recognition and measurement

In January 2016, the FASB issued guidance that amended certain aspects of the recognition and measurement of financial instruments. The new guidance primarily affected the accounting for equity securities, which were carried at fair value with valuation changes recognized in the statement of operations rather than as other comprehensive income under the prior guidance. The presentation and disclosure requirements for financial instruments and the methodology for assessing the need for a valuation allowance on deferred tax assets resulting from unrealized losses on available-for-sale fixed maturity securities were also revised under the new guidance.

January 1, 2018

Upon adoption using the modified retrospective approach, we reclassified $5.0 million of net unrealized investment gains, net of adjustments to deferred acquisition costs, interest sensitive policy reserves and income taxes, on our equity securities from AOCI to retained earnings as a cumulative effect adjustment. Application of this guidance resulted in a decrease to net income of $5.8 million for the year ended December 31, 2018. and an increase to net income of $3.9 million for the year ended December 31, 2019. Prior periods were not restated.

10

December 31, 2019

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Leases

In February 2016, the FASB issued a new lease accounting standard, which, for most lessees, resulted in a gross-up of the balance sheet. Under the new standard, lessees recognize the leased assets on the balance sheet and a corresponding liability for the present value of lease payments over the lease term. The new standard requires the application of judgment and estimates. The standard allowed accounting policy elections to be made both at transition and for the accounting post- transition, including whether to adopt a short-term lease recognition exemption.

January 1, 2019

Upon adoption using the modified retrospective approach, a cumulative effect adjustment of $0.4 million was recorded to retained earnings, representing the elimination of a deferred gain on a sale-leaseback transaction. We have no direct leases.

Standards not yet adopted:

Financial Instruments - credit impairment

In June 2016, the FASB issued guidance amending the accounting for the credit impairment of financial instruments. Under the new guidance, impairment losses are required to be estimated using an expected loss model under which a valuation allowance is established and adjusted over time. The valuation allowance will be based on the probability of loss over the life of the instrument, considering historical, current and forecasted information. The new guidance differs significantly from the incurred loss model used today, and will result in the earlier recognition of estimated impairment losses. The new guidance may also increase the volatility of earnings to the extent actual results differ from the assumptions used in the establishment of the valuation allowance. The financial instruments for which we will be required to use the new model include but are not limited to, commercial mortgage loans and reinsurance recoverables. Our available-for-sale fixed maturities will continue to apply the incurred loss model; however, such losses will be in the form of a valuation allowance, which can be increased in the case of future credit losses or decreased should conditions improve, rather than taken into earnings over the remaining life of the security.

January 1, 2020

We will apply this guidance using a modified retrospective approach by recording a cumulative effect adjustment to retained earnings as of the beginning of the year of adoption. This adjustment will be immaterial, primarily consisting of valuation allowances on commercial mortgage loans and, to a lesser extent, reinsurance recoverables, net of tax and other offsets.

Targeted improvements: long-duration contracts

In August 2018, the FASB issued guidance that will change the accounting for long-duration insurance contracts. The new guidance impacts several facets of the accounting for such contracts including the accounting for future policy benefits associated with traditional nonparticipating and limited payment insurance contracts as well as for guaranteed minimum benefits and the amortization model used for deferred acquisition costs. Disclosures as well as presentation of financial results will also change under the new guidance.

January 1, 2022

We are currently evaluating the impact of this guidance on our consolidated financial statements, but expect the impact to the timing of profit emergence for the impacted insurance contracts to be significant. Adoption of certain portions of the guidance may be applied on a modified retrospective basis and others on a full retrospective basis. Early adoption is allowed.

Investments

Fixed Maturities and Equity Securities

Fixed maturities are comprised of bonds and redeemable preferred stock and are designated as “available for sale.” Available- for-sale securities, with the exception of interest-only bonds, are reported at fair value and unrealized gains and losses on these securities are included directly in stockholders’ equity as a component of AOCI. The unrealized gains and losses, included in AOCI, are reduced by a provision for deferred income taxes and adjustments to deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities that would have been required as a charge or credit to income had such amounts been realized. Interest-only bonds are considered to have an embedded derivative feature; accordingly, unrealized gains and losses relating to these securities are recorded as a component of net investment income in the consolidated statements of operations.

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December 31, 2019

Premiums and discounts for all fixed maturity securities are amortized/accreted into investment income over the life of the security using the effective interest method. Amortization/accrual of premiums and discounts on mortgage- and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives. Subsequent revisions in assumptions are recorded using the retrospective or prospective method. Under the retrospective method used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than “AA” or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

Beginning in 2018, equity securities, comprised of mutual funds and common and non-redeemable preferred stocks are reported at fair value with changes in fair value included in net investment gains (losses) in the consolidated statement of operations. Prior to 2018, these securities were designated as “available for sale” and reported at fair value with the change in unrealized gains and losses included in AOCI.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums, accrual of discounts and net of allowance for loan losses. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its estimated value, which is based upon the present value of expected future cash flows from the loan, the estimated market price of the loan, or the fair value of the underlying collateral less estimated costs to sell. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as nonaccrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely.

Real Estate

Our real estate is held for investment and consists of land reported at cost net of allowance for losses. The carrying value of these assets is subject to regular review. For properties held for investment, if indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value, an impairment loss is recognized and the property’s cost basis is reduced to fair value. No properties were held for investment with impairment charges as of December 31, 2019 or 2018.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months at the time of acquisition, are reported at cost adjusted for amortization of premiums and accrual of discounts. Other investments include common stock issued by the Federal Home Loan Bank of Des Moines (FHLB) carried at the current redemption value; call options, carried at fair value; a promissory note acquired in a sale of a partnership interest carried at the remaining basis of the partnership; and ownership interest in aircraft carried at cost, less accumulated depreciation.

We have embedded derivatives associated with modified coinsurance contracts, which are included within reinsurance recoverable. These instruments are carried at fair value with changes reflected in net investment income. See Note 2 for more information regarding our derivative instruments.

Securities and indebtedness of related parties include investments in corporations and partnerships over which we may exercise significant influence and those investments for which we use the equity method of accounting. These corporations and partnerships operate predominately in the investment company, real estate, and insurance industries. In applying the equity method, we record our share of income or loss reported by the equity investees. In accounting for these investments, we consistently use the most recent financial information available, which is generally for periods not more than three months prior to the ending date of the period for which we are reporting. For partnerships operating in the investment company industry, this income or loss includes changes in unrealized gains and losses in the partnerships’ investment portfolios.

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December 31, 2019

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that it is probable that we will not collect the income.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value for a fixed maturity security is an other-than-temporary impairment (OTTI) and we do not intend to sell or believe we will be required to sell the security before recovery of our amortized cost, a specific write down is charged to earnings for the credit loss and a specific charge is recognized in AOCI for the non-credit loss component. If we intend to sell or believe we will be required to sell a fixed maturity security before its recovery, the full amount of the impairment write down to fair value is charged to earnings.

We monitor the financial condition and operations of the issuers of fixed maturities that could potentially have a credit impairment that is OTTI. In determining whether or not an unrealized loss is OTTI, we review factors such as:

•                   historical operating trends;

•                   business prospects;

•                   status of the industry in which the issuer operates;

•                   analyst ratings on the issuer and sector;

•                   quality of management;

•                   size of the unrealized loss; and

•                   level of current market interest rates compared to market interest rates when the security was purchased.

In order to determine the credit and non-credit impairment loss for fixed maturities, we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an OTTI occurs and there is a non-credit portion of the unrealized loss that will not be recognized in earnings. Our assumptions for residential mortgage- backed securities, commercial mortgage-backed securities and other asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments’ expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows. Our assumptions for corporate and other fixed maturities include anticipated principal and interest payments and an estimated recovery value, generally based on a percentage return of the current fair value.

After an OTTI write down of fixed maturities with a credit-only impairment, the cost basis is not adjusted for subsequent recoveries in fair value. For fixed maturities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

Fair Values

Fair values of fixed maturities are based on quoted market prices in active markets when available. Fair values of fixed maturities that are not actively traded are estimated using valuation methods that vary by asset class. Fair values of redeemable preferred stocks, equity securities and derivative investments are based on the latest quoted market prices, or for those items not readily marketable, generally at values that are representative of the fair values of comparable issues. Fair values for all securities are reviewed for reasonableness by considering overall market conditions and values for similar securities. See Note 3 for more information on our fair value policies, including assumptions and the amount of securities priced using the valuation models.

Cash and Cash Equivalents

For purposes of our consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

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December 31, 2019

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable includes the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. We monitor the financial condition of these reinsurers, establishing an allowance for uncollectible reinsurance recoverables as necessary. We have concluded that no such allowance was required at December 31, 2019 or 2018. See Adoption of New Accounting Pronouncements above for a change in the accounting for valuation allowances that will be adopted in 2020. For business assumed from other companies, reinsurance recoverable includes premium receivable net of our share of benefits and expenses we owe to the ceding company.

Fair values for the embedded derivatives in our modified coinsurance contracts are based on the difference between the fair value and the cost basis of the underlying investments. See Note 2 for more information regarding derivatives and Note 4 for additional details on our reinsurance agreements.

Deferred Acquisition Costs and Value of Insurance in Force Acquired

Deferred acquisition costs include certain costs of successfully acquiring new insurance business, including commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Also included are premium bonuses and bonus interest credited to contracts during the first contract year only. The value of insurance in force acquired represents the cost assigned to insurance contracts when an insurance company is acquired. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Value of insurance in force acquired is being amortized on a fixed amortization schedule.

For participating traditional life insurance and interest sensitive products, these costs are generally amortized in proportion to expected gross profits from surrender charges and investment, mortality and expense margins. This amortization is periodically adjusted or unlocked when we revise key assumptions used in the calculation of these costs. For nonparticipating traditional life products, these costs are amortized over the premium paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing deferred policy acquisition costs, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing deferred policy acquisition costs, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Other Assets

Other assets include non-guaranteed federal low income housing tax credit (LIHTC) investments. LIHTC investments take the form of limited partnerships or limited liability companies, which in turn invest in a number of low income housing projects. We use the proportional amortization method of accounting for these investments. The proportional amortization method amortizes the cost of the investment over the period in which the investor expects to receive tax credits and other tax benefits, and the resulting amortization is recognized along with the tax benefit as a component of federal income tax expense on our consolidated statements of operations. LIHTC investments had a carrying value of $42.9 million at December 31, 2019 and $54.0 million at December 31, 2018. See Note 2, Variable Interest Entities, for further information.

Other assets also include property and equipment, primarily comprised of capitalized software costs and furniture and equipment, which are reported at cost less allowances for depreciation and amortization. We expense costs incurred in the preliminary stages of developing internal-use software as well as costs incurred post-implementation for maintenance. Capitalization of internal-use software costs occurs after management has authorized the project and it is probable that the software will be used as intended. Amortization of software costs begins after the software has been placed in production. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, which range from three to twenty years. Property and equipment had a carrying value of $16.7 million at December 31, 2019 and 2018, and accumulated depreciation and amortization of $20.0 million at December 31, 2019 and $15.5 million at

14

December 31, 2019

December 31, 2018. Depreciation and amortization expense for property and equipment was $4.5 million in 2019, $3.3 million in 2018 and $2.6 million in 2017.

Other assets at December 31, 2019 and 2018, also includes goodwill of $9.9 million related to the excess of the amounts paid to acquire companies over the fair value of the net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We evaluate our goodwill balance by comparing the fair value of our reporting units to the carrying value of the goodwill. We conduct a qualitative impairment review at least annually as well as when indicators suggest an impairment may have occurred to determine if indicators of deterioration in the business would suggest its value has declined below the carrying value of goodwill. Such circumstances include changes in the competitive or overall economic environment or other business condition changes that may negatively impact the value of the underlying business. On a periodic basis, as well as in the event circumstances indicate the value of the business may have declined significantly, we will estimate the value of the business using discounted cash flow techniques. We believe this approach better approximates the fair value of our goodwill than a market capitalization approach. A number of significant assumptions and estimates are involved in the application of the discounted cash flow model to forecast operating cash flows, including future premiums, product lapses, investment yields and discount rate. Underlying assumptions are based on historical experience and our best estimates given information available at the time of testing. As a result of this analysis, we have determined our goodwill was not impaired as of December 31, 2019 or 2018.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. We also have additional benefit reserves that are established for annuity or universal life-type contracts that provide benefit guarantees, or for contracts that are expected to produce profits followed by losses. The liabilities are accrued in relation to estimated contract assessments. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for our interest sensitive products ranged from 1.00% to 5.50% in 2019, 2018 and 2017.

The liability for future policy benefits for direct participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 2.00% to 6.00%. The average rate of assumed gross investment yields used in estimating gross margins was 5.23% in 2019, 5.48% in 2018, and 5.47% in 2017. The liability for future policy benefits for nonparticipating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The liabilities for future policy benefits for accident and health insurance are computed using a net level (or an equivalent) method, including assumptions as to morbidity, mortality and interest and include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

Other Policy Claims and Benefits

We have unearned revenue reserves that reflect the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred acquisition costs.

We have accrued dividends for participating business that are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of our Board of Directors. Participating business accounted for 25% of traditional, universal and variable life insurance premiums collected from policyholders during 2019 (2018 - 28% and 2017 - 29%) and represented 9% of life insurance in force at December 31, 2019, 10% at December 31, 2018 and 2017.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. A valuation allowance against deferred income tax assets is established if it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

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December 31, 2019

Separate Accounts

The separate account assets and liabilities reported in our accompanying consolidated balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The separate account assets are carried at fair value and separate account liabilities represent policy account balances before applicable surrender charges. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive and variable products consist of policy charges for the cost of insurance and product guarantees, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period. Amortization of deferred acquisition costs is recognized as expense over the estimated life of the policy.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred acquisition costs.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is recognized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Underwriting, Acquisition and Insurance Expenses

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Components of underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$24,056	$23,489	$23,939
Amortization of deferred acquisition costs	22,167	33,187	23,425
Amortization of value of insurance in force acquired	2,141	2,167	2,178
Other underwriting, acquisition and insurance expenses, net of deferrals	97,764	99,711	91,979
Total	$146,128	$158,554	$141,521

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred acquisition costs, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

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December 31, 2019

2. Investment Operations

Fixed Maturity Securities

Available-For-Sale Fixed Maturity Securities by Investment Category

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-credit losses on other-than- temporary impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate	$3,376,432	$418,049	$(15,531)	$3,778,950	$—
Residential mortgage-backed	612,951	42,674	(1,924)	653,701	1,997
Commercial mortgage-backed	969,453	77,433	(1,413)	1,045,473	—
Other asset-backed	693,780	19,421	(2,476)	710,725	502
United States Government and
agencies	12,417	1,711	(5)	14,123	—
States and political subdivisions	1,332,914	145,125	(866)	1,477,173	—
Total fixed maturities	$6,997,947	$704,413	$(22,215)	$7,680,145	$2,499

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-credit losses on other-than- temporary impairments (1)
	(Dollars in thousands)
Fixed maturities:
Corporate	$3,231,846	$138,972	$(90,933)	$3,279,885	$—
Residential mortgage-backed	568,027	24,540	(7,218)	585,349	2,823
Commercial mortgage-backed	873,672	24,284	(19,390)	878,566	—
Other asset-backed	693,408	15,188	(5,162)	703,434	1,143
United States Government and
agencies	19,673	996	(134)	20,535	—
States and political subdivisions	1,449,621	95,921	(5,913)	1,539,629	—
Total fixed maturities	$6,836,247	$299,901	$(128,750)	$7,007,398	$3,966

(1)         Non-credit losses subsequent to the initial impairment measurement date on OTTI losses are included in the gross unrealized gains and gross unrealized losses columns above. The non-credit loss component of OTTI losses for residential mortgage-backed and other asset-backed securities at December 31, 2019 and December 31, 2018 were in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

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December 31, 2019

Available-For-Sale Fixed Maturities by Maturity Date

	December 31, 2019
	Amortized Cost	Fair Value
	(Dollars in thousands)
Due in one year or less	$66,353	$67,542
Due after one year through five years	546,639	575,142
Due after five years through ten years	731,902	805,484
Due after ten years	3,376,869	3,822,078
	4,721,763	5,270,246
Mortgage-backed and other asset-backed	2,276,184	2,409,899
Total fixed maturities	$6,997,947	$7,680,145

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Fixed maturities not due at a single maturity date have been included in the above table in the year of final contractual maturity.

Net Unrealized Gains on Investments in Accumulated Other Comprehensive Income

	December 31,
	2019	2018
	(Dollars in thousands)
Net unrealized appreciation on:
Fixed maturities - available for sale	$682,198	$171,151
Adjustments for assumed changes in amortization pattern of:
Deferred acquisition costs	(200,227)	(46,732)
Value of insurance in force acquired	(12,498)	(6,878)
Unearned revenue reserve	18,025	5,134
Adjustments for assumed changes in policyholder liabilities	(30,642)	(1,642)
Provision for deferred income taxes (see Note 5)	(95,939)	(25,419)
Net unrealized investment gains	$360,917	$95,614

Change in Unrealized Appreciation/Depreciation of Investments - Recorded in Accumulated Other Comprehensive Income

	Year ended December 31,
	2019	2018	2017
		(Dollars in thousands)
Fixed maturities - available for sale	$511,047	$(357,354)	$185,514
Equity securities	—	—	4,506
Change in unrealized appreciation/depreciation of investments	$511,047	$(357,354)	$190,020

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in deferred acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities. Subsequent changes in the fair value of securities for which a previous non-credit OTTI loss was recognized in accumulated other comprehensive income are reported along with changes in fair value for which no OTTI losses were previously recognized.

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December 31, 2019

Fixed Maturity Securities with Unrealized Losses by Length of Time

	December 31, 2019
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Percent of Total
	(Dollars in thousands)
Fixed maturities:
Corporate	$114,520	$(2,476)	$84,719	$(13,055)	$199,239	$(15,531)	69.9%
Residential mortgage-backed	67,848	(1,430)	6,941	(494)	74,789	(1,924)	8.7
Commercial mortgage-backed	46,537	(1,266)	2,610	(147)	49,147	(1,413)	6.4
Other asset-backed	112,462	(519)	100,138	(1,957)	212,600	(2,476)	11.1
United States Government and agencies	—	—	2,494	(5)	2,494	(5)	—
States and political subdivisions	19,367	(379)	5,936	(487)	25,303	(866)	3.9
Total fixed maturities	$360,734	$(6,070)	$202,838	$(16,145)	$563,572	$(22,215)	100.0%

	December 31, 2018
	Less than one year		One year or more		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Percent of Total

	(Dollars in thousands)
Fixed maturities:
Corporate	$1,035,176	$(60,299)	$207,381	$(30,634)	$1,242,557	$(90,933)	70.6%
Residential mortgage-backed	191,365	(4,482)	73,068	(2,736)	264,433	(7,218)	5.6%
Commercial mortgage-backed	302,159	(9,947)	148,855	(9,443)	451,014	(19,390)	15.1%
Other asset-backed	250,119	(3,397)	147,609	(1,765)	397,728	(5,162)	4.0%
United States Government and agencies	—	—	6,474	(134)	6,474	(134)	0.1%
States and political subdivisions	144,681	(3,885)	16,943	(2,028)	161,624	(5,913)	4.6%
Total fixed maturities	$1,923,500	$(82,010)	$600,330	$(46,740)	$2,523,830	$(128,750)	100.0%

Fixed maturities in the above tables include 187 securities from 144 issuers at December 31, 2019 and 706 securities from 464 issuers at December 31, 2018.

Unrealized losses decreased during 2019 primarily due to lower market interest rates. We do not consider securities to be OTTI when the market decline is attributable to factors such as interest rate movements, market volatility, liquidity, spread widening and credit quality when recovery of all amounts due under the contractual terms of the security is anticipated. Based on our intent not to sell or our belief that we will not be required to sell these securities before recovery of their amortized cost basis, we do not consider these investments to be OTTI at December 31, 2019.

Mortgage Loans

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses, management maintains and regularly reviews a watch list of mortgage loans that have heightened risk. These loans may include those with borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and establish an estimated loss, if needed, for each impaired loan identified. An estimated loss is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

Any loan delinquent on contractual payments is considered non-performing. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual

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December 31, 2019

would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely. At December 31, 2019 and December 31, 2018, there were no non-performing loans over 90 days past due on contractual payments. At December 31, 2019, we had not committed to provide additional funding for mortgage loans.

Mortgage Loans by Collateral Type

	December 31, 2019		December 31, 2018
Collateral Type	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Office	$417,556	41.2%	$454,576	43.7%
Retail	346,513	34.2	333,458	32.0
Industrial	235,648	23.3	234,930	22.6
Other	12,788	1.3	18,103	1.7
Total	$1,012,505	100.0%	$1,041,067	100.0%

Mortgage Loans by Geographic Location within the United States

	December 31, 2019		December 31, 2018
Region of the United States	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
South Atlantic	$288,672	28.5%	$301,713	29.0%
Pacific	164,739	16.3	162,707	15.7
East North Central	117,140	11.6	117,885	11.3
West North Central	109,478	10.8	126,948	12.2
Mountain	96,857	9.6	101,335	9.7
East South Central	81,275	8.0	76,098	7.3
West South Central	76,650	7.6	85,919	8.3
Middle Atlantic	45,687	4.5	34,843	3.3
New England	32,007	3.1	33,619	3.2
Total	$1,012,505	100.0%	$1,041,067	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2019		December 31, 2018
Loan-to-Value Ratio	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
0% - 50%	$413,321	40.8%	$409,787	39.4%
51% - 60%	311,306	30.7	314,038	30.1
61% - 70%	256,280	25.4	265,458	25.5
71% - 80%	31,598	3.1	37,418	3.6
81% - 90%	—	—	14,366	1.4
Total	$1,012,505	100.0%	$1,041,067	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is indication of a possible significant collateral decline or there are loan modifications or refinance requests.

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December 31, 2019

Mortgage Loans by Year of Origination

	December 31, 2019		December 31, 2018
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
2019	$69,319	6.8%	$—	—%
2018	128,334	12.7	137,519	13.2
2017	200,283	19.8	207,540	19.9
2016	144,311	14.3	149,437	14.4
2015	119,724	11.8	128,877	12.4
2014 and prior	350,534	34.6	417,694	40.1
Total	$1,012,505	100.0%	$1,041,067	100.0%

Impaired Mortgage Loans

	December 31,
	2019	2018
	(Dollars in thousands)
Unpaid principal balance	$4,632	$18,622
Less:
Related allowance	(329)	(3,107)
Carrying value of impaired mortgage loans	$4,303	$15,515

Allowance on Mortgage Loans

	Year ended December 31,
	2019	2018
	(Dollars in thousands)
Balance at beginning of period	$3,107	$497
Allowances established	—	2,778
Recoveries	(2,778)	(168)
Balance at end of period	$329	$3,107

Mortgage Loan Modifications

Our commercial mortgage loan portfolio can include loans that have been modified. We assess loan modifications on a loan-by- loan basis to evaluate whether a troubled-debt restructuring has occurred. Generally, the types of concessions include: reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring. There were no loan modifications during 2019 or 2018.

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Components of Net Investment Income

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Fixed maturities - available for sale	$332,703	$338,314	$342,161
Equity securities	8,372	8,095	6,383
Mortgage loans	45,771	44,909	41,593
Policy loans	9,416	9,210	9,014
Short-term investments, cash and cash equivalents	752	525	345
Derivative income (loss)	25,282	(10,405)	7,687
Prepayment fee income and other	7,332	9,208	12,470
	429,628	399,856	419,653
Less investment expenses	(11,803)	(11,650)	(11,249)
Net investment income	$417,825	$388,206	$408,404

Realized Gains (Losses) - Recorded in Income

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Realized gains (losses) on investments
Fixed maturities:
Gross gains	$3,779	$2,199	$1,426
Gross losses	(3,777)	(363)	(1,081)
Equity securities	—	—	(90)
Mortgage loans	2,778	—	—
Real estate	54	—	304
Other	(4)	(19)	40
	2,830	1,817	599
Net gains and (losses) recognized during the period on equity securities held at the end of the period (1)	5,082	(7,547)	—
Net gains and (losses) recognized during the period on equity securities sold during the period	[27]	(952)	—
Net gains (losses) recognized during the period on equity securities	5,109	(8,499)	—
Net realized gains (losses)	7,939	(6,682)	599

Impairment losses recognized in earnings:
Credit-related portion of fixed maturity losses (2)	—	(32)	—
Other credit-related (3)	(919)	(4,966)	(1,553)
Net realized gains (losses) on investments recorded in income	$7,020	$(11,680)	$(954)

(1)         See Note 1 to our consolidated financial statements for discussion of change in accounting policy for equity securities during 2018.

(2)         Amount represents the credit-related losses recognized for fixed maturities that were impaired through income but not written down to fair value. As discussed above, the non-credit portion of the losses have been recognized in other comprehensive income (loss).

(3)         Amount represents credit-related losses for fixed maturities, mortgage loans, and other investments written down to fair value through income.

Proceeds from sales of fixed maturities were $34.6 million in 2019, $82.9 million in 2018 and $58.7 million in 2017.

Realized losses on sales were on securities that we did not intend to sell at the prior balance sheet date or on securities that were impaired in a prior period, but decreased in value and were sold during the current reporting period.

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Credit Loss Component of Other-Than-Temporary Impairments on Fixed Maturities

	Year ended December 31,
	2019	2018
	(Dollars in thousands)
Balance at beginning of period	$(5,963)	$(12,392)
Increases to previously impaired investments	—	(32)
Reductions due to investments sold	1,147	3,932
Reduction for credit loss that no longer has a portion of the OTTI loss recognized in other comprehensive income	—	2,529
Balance at end of period	$(4,816)	$(5,963)

This table sets forth the amount of credit loss impairments on fixed maturities held by the Company for which the non-credit portion of the OTTI was recognized in other comprehensive income (loss) and corresponding changes in such amounts. Credit loss impairments with no portion of the loss recognized in other comprehensive income, such as securities for which OTTI were measured at fair value, are excluded from the table.

Variable Interest Entities

We evaluate our variable interest entity (VIE) investees to determine whether the level of our direct ownership interest, our rights to manage operations, or our obligation to provide ongoing financial support are such that we are the primary beneficiary of the entity, and would therefore be required to consolidate it for financial reporting purposes. After determining that we have a variable interest, we review our involvement in the VIE to determine whether we have both the power to direct activities that most significantly impact the economic performance of the VIE, and the obligation to absorb losses or the rights to receive benefits that could be potentially significant to the VIE. This analysis includes a review of the purpose and design of the VIE, as well as the role that we played in the formation of the entity and how that role could impact our ability to control the VIE. We also review the activities and decisions considered significant to the economic performance of the VIE and assess what power we have in directing those activities and decisions. Finally, we review the agreements in place to determine if there are any guarantees that would affect our maximum exposure to loss.

We have reviewed the circumstances surrounding our investments in VIEs, which consist of (i) limited partnerships or limited liability companies accounted for under the equity method included in securities and indebtedness of related parties and (ii) non-guaranteed federal LIHTC investments included in other assets. In addition, we have reviewed the ownership interests in our VIEs and determined that we do not hold direct majority ownership or have other contractual rights (such as kick out rights) that give us effective control over these entities resulting in us having both the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. The maximum loss exposure relative to our VIEs is limited to the carrying value and any unfunded commitments that exist for each particular VIE. We also have not provided additional support or other guarantees that were not previously contractually required (financial or otherwise) to any of the VIEs as of December 31, 2019 or December 31, 2018. Based on this analysis, none of our VIEs were required to be consolidated at December 31, 2019 or December 31, 2018.

LIHTC investments take the form of limited partnerships or limited liability companies, which in turn invest in a number of low income housing projects. We use the proportional amortization method of accounting for these investments. The proportional amortization method amortizes the cost of the investment over the period in which the investor expects to receive tax credits and other tax benefits, and the resulting amortization is recognized along with the tax benefit as a component of federal income tax expense on our consolidated statements of operations.

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VIE Investments by Category

	December 31, 2019		December 31, 2018
	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
	(Dollars in thousands)
LIHTC investments	$42,907	$43,834	$54,037	$55,597
Investment companies	53,388	103,125	40,236	79,578
Real estate limited partnerships	9,565	15,527	8,945	15,673
Other	492	492	483	493
Total	$106,352	$162,978	$103,701	$151,341

In addition, we make passive investments in the normal course of business in structured securities issued by VIEs for which we are not the investment manager. These structured securities include all of the residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities included in our fixed maturity securities. Our maximum exposure to loss on these securities is limited to our carrying value of the investment. We have determined that we are not the primary beneficiary of these structured securities because we do not have the power to direct the activities that most significantly impact the entities’ economic performance.

Derivative Instruments

Our primary derivative exposure relates to purchased call options, which provide an economic hedge against the embedded derivatives in our indexed products. We also have embedded derivatives within our modified coinsurance agreements as well as an interest-only fixed maturity investment. We do not apply hedge accounting to any of our derivative positions, and they are held at fair value.

Derivatives Instruments by Type

	December 31, 2019	December 31, 2018
	(Dollars in thousands)
Assets
Freestanding derivatives:
Call options (reported in other investments)	$31,469	$4,745
Embedded derivatives:
Modified coinsurance (reported in reinsurance recoverable)	2,327	157
Interest-only security (reported in fixed maturities)	385	855
Total assets	$34,181	$5,757

Liabilities
Embedded derivatives:
Indexed products (reported in liability for future policy benefits)	$76,346	$40,028
Modified coinsurance (reported in other liabilities)	254	780
Total liabilities	$76,600	$40,808

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December 31, 2019

Derivative Income (Loss)

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Freestanding derivatives:
Call options	$22,497	$(7,749)	$9,373
Embedded derivatives:
Modified coinsurance	2,695	(2,480)	(1,440)
Interest-only security	90	(176)	(246)
Indexed products	(23,050)	3,243	320
Total income (loss) from derivatives	$2,232	$(7,162)	$8,007

Derivative income (loss) is reported in net investment income except for the change in fair value of the embedded derivatives on our indexed products, which is reported in interest sensitive product benefits.

We are exposed to credit losses in the event of nonperformance of the derivative counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings (currently rated A or better by nationally recognized statistical rating organizations). We have also entered into credit support agreements with the counterparties requiring them to post collateral when net exposures exceed pre-determined thresholds that vary by counterparty. The net amount of such exposure is essentially the market value less collateral held for such agreements with each counterparty. The call options are supported by securities collateral received of $25.6 million at December 31, 2019, which is held in a separate custodial account. Subject to certain constraints, we are permitted to sell or re-pledge this collateral, but do not have legal rights to the collateral; accordingly, it has not been recorded on our balance sheet. At December 31, 2019, none of the collateral had been sold or re-pledged. As of December 31, 2019, our net derivative exposure was $7.0 million.

Other

Affidavits of deposit to meet regulatory requirements of state agencies covered investments that had a carrying value totaling  $8,452.8 million at December 31, 2019 and $7,831.4 million at December 31, 2018. Fixed maturities on deposit with the FHLB as collateral for funding agreements had a carrying value of $535.7 million at December 31, 2019 and $484.3 million at December 31, 2018.

The carrying value of investments which have been non-income producing for the twelve months ended December 31, 2019 includes real estate totaling $3.0 million and $1.5 million for the twelve months ended December 31, 2018.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10.0% of stockholders’ equity at December 31, 2019 or December 31, 2018.

3. Fair Values

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data or, if observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

•                   Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•                   Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

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December 31, 2019

•                   Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information.

The following methods and assumptions were used in estimating the fair value of our financial instruments measured at fair value on a recurring basis:

Fixed maturities:

Level 1 fixed maturities consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 fixed maturities consist of corporate, mortgage- and asset-backed, United States Government agencies, state and political subdivisions and private placement corporate securities with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are private placement corporate bonds with no quoted market prices available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 fixed maturities include corporate, mortgage- and asset-backed and private placement corporate securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available, we will estimate fair value internally. Fair values of private corporate investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities for which an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation. Fair values estimated through the use of matrix pricing methods rely on an estimate of credit spreads to a risk-free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain fixed maturity fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

•                   We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source’s knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement corporate bonds and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available, we use cash flow modeling techniques to estimate fair value.

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December 31, 2019

•                   We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value that approximates a market exit price.

•                   We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

•                   We compare period-to-period price trends to detect unexpected price fluctuations based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research that may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

•                   We compare prices between different pricing sources for unusual disparity.

•                   We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Equity securities:

Level 1 equity securities consist of listed common stocks and mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 equity securities consist of non-redeemable preferred stock. Estimated fair value for the non-redeemable preferred stock is obtained from external pricing sources using a matrix pricing approach.

Level 3 equity securities consist of non-redeemable preferred stock for which fair value estimates are based on the value of comparable securities that are actively traded. Increases in spreads used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

In the case that external pricing services are used for certain Level 1 and Level 2 equity securities, our review process is consistent with the process used to determine the fair value of fixed maturities discussed above.

Other investments:

Level 2 other investments measured at fair value include call options with fair values based on counterparty market prices adjusted for a credit component of the counterparty, net of collateral received.

Cash, cash equivalents and short-term investments:

Level 1 cash, cash equivalents and short-term investments are highly liquid instruments for which historical cost approximates fair value.

Reinsurance recoverable:

Level 2 reinsurance recoverable includes embedded derivatives in our modified coinsurance contracts under which we cede or assume business. Fair values of these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities, which are valued consistent with the discussion of fixed maturities above.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Future policy benefits-indexed product embedded derivatives:

Indexed product contracts include embedded derivatives that are measured at fair value on a recurring basis. These embedded derivatives are a Level 3 measurement. The fair value of the embedded derivatives is based on the discounted excess of projected account values (including a risk margin) over projected guaranteed account values. The key unobservable inputs required in the projection of future values that require management judgment include the risk margin as well as our credit risk.

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December 31, 2019

Should the risk margin increase or the credit risk decrease the discounted cash flows and the estimated fair value of the obligation will increase.

Other liabilities:

Level 2 other liabilities include the embedded derivatives in our modified coinsurance contracts under which we cede business. Fair values for the embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturities.

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2019
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Dollars in thousands)
Assets
Fixed maturities:
Corporate securities	$—	$3,772,362	$6,588	$3,778,950
Residential mortgage-backed securities	—	653,701	—	653,701
Commercial mortgage-backed securities	—	1,032,693	12,780	1,045,473
Other asset-backed securities	—	700,970	9,755	710,725
United States Government and agencies	4,821	9,302	—	14,123
States and political subdivisions	—	1,477,173	—	1,477,173
Total fixed maturities	4,821	7,646,201	29,123	7,680,145
Non-redeemable preferred stocks (1)	—	67,873	6,927	74,800
Common stocks (1)	9,897	—	—	9,897
Other investments	—	31,469	—	31,469
Cash, cash equivalents and short-term investments	1,770	—	—	1,770
Reinsurance recoverable	—	2,327	—	2,327
Assets held in separate accounts	645,881	—	—	645,881
Total assets	$662,369	$7,747,870	$36,050	$8,446,289

Liabilities
Future policy benefits - indexed product embedded derivatives	$—	$—	$76,346	$76,346
Other liabilities	—	254	—	254
Total liabilities	$—	$254	$76,346	$76,600

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December 31, 2019

Valuation of our Financial Instruments Measured on a Recurring Basis by Hierarchy Levels

	December 31, 2018
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities:
Corporate securities	$—	$3,257,874	$22,011	$3,279,885
Residential mortgage-backed securities	—	585,349	—	585,349
Commercial mortgage-backed securities	—	810,626	67,940	878,566
Other asset-backed securities	—	699,833	3,601	703,434
United States Government and agencies	7,917	12,618	—	20,535
States and political subdivisions	—	1,539,629	—	1,539,629
Total fixed maturities	7,917	6,905,929	93,552	7,007,398
Non-redeemable preferred stocks	—	77,433	6,862	84,295
Other investments	—	4,745	—	4,745
Cash, cash equivalents and short-term investments	3,860	—	—	3,860
Reinsurance recoverable	—	157	—	157
Assets held in separate accounts	561,281	—	—	561,281
Total assets	$573,058	$6,988,264	$100,414	$7,661,736

Liabilities
Future policy benefits - indexed product embedded derivatives	$—	$—	$40,028	$40,028
Other liabilities	—	780	—	780
Total liabilities	$—	$780	$40,028	$40,808

(1)   A private equity fund with a fair value estimate of $8.4 million at December 31, 2019 and $3.3 million at December 31, 2018 using net asset value per share as a practical expedient, has not been classified in the fair value hierarchy above in accordance with fair value reporting guidance. This fund invests in senior secured middle market loans and had unfunded commitments totaling $1.7 million at December 31, 2019 and $6.8 million at December 31, 2018. The investment is not currently eligible for redemption.

Level 3 Assets by Valuation Source - Recurring Basis

	December 31, 2019
	Third-party vendors	Priced internally	Fair Value
	(Dollars in thousands)
Corporate securities	$—	$6,588	$6,588
Commercial mortgage-backed securities	12,780	—	12,780
Other asset-backed securities	8,000	1,755	9,755
Non-redeemable preferred stocks	—	6,927	6,927
Total level 3 assets	$20,780	$15,270	$36,050
Percent of total	57.6%	42.4%	100.0%

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December 31, 2019

Level 3 Assets by Valuation Source - Recurring Basis

	December 31, 2018
	Third-party vendors	Priced internally	Fair Value
	(Dollars in thousands)
Corporate securities	$1,940	$20,071	$22,011
Commercial mortgage-backed securities	67,940	—	67,940
Other asset-backed securities	—	3,601	3,601
Non-redeemable preferred stocks	—	6,862	6,862
Total level 3 assets	$69,880	$30,534	$100,414
Percent of total	69.6%	30.4%	100.0%

Quantitative Information about Level 3 Fair Value Measurements - Recurring Basis

	December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$6,588	Discounted cash flow	Credit spread	2.11% - 5.85% (4.33%)
Commercial mortgage-backed	12,780	Discounted cash flow	Credit spread	1.18% - 2.22% (1.92%)
Other asset-backed securities	6,000	Discounted cash flow	Credit spread	2.15% - 2.30% (2.23%)
Non-redeemable preferred stocks	6,927	Discounted cash flow	Credit spread	2.72% (2.72%)
Total assets	$32,295

Liabilities
Future policy benefits - indexed product embedded derivatives	$76,346	Discounted cash flow	Credit risk Risk margin	0.40% - 1.35% (0.80%) 0.15% - 0.40% (0.25%)

	December 31, 2018
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars in thousands)
Assets
Corporate securities	$19,178	Discounted cash flow	Credit spread	1.23% - 7.00% (4.01%)
Commercial mortgage-backed	55,866	Discounted cash flow	Credit spread	1.45% - 3.55% (2.58%)
Non-redeemable preferred stocks	6,862	Discounted cash flow	Credit spread	4.36% (4.36%)
Total assets	$81,906

Liabilities
Future policy benefits - indexed product embedded derivatives	$40,028	Discounted cash flow	Credit risk Risk margin	0.55% - 1.80% (1.25%) 0.15% - 0.40% (0.25%)

The tables above exclude certain securities with the fair value based on non-binding broker quotes for which we could not reasonably obtain the quantitative unobservable inputs.

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December 31, 2019

Level 3 Financial Instruments Changes in Fair Value - Recurring Basis

	December 31, 2019
				Realized and unrealized gains (losses), net
	Balance, December 31, 2018	Purchases	Disposals	Included in net income	Included in other compre- hensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amort- ization included in net income	Balance, December 31, 2019
	(Dollars in thousands)
Assets
Corporate securities	$22,011	$6,000	$(3,344)	$—	$443	$3,643	$(22,137)	$(28)	$6,588
Residential mortgage-backed securities	—	18,378	—	—	—	—	(18,378)	—	—
Commercial mortgage-backed securities	67,940	7,540	(376)	—	578	—	(62,902)	—	12,780
Other asset-backed securities	3,601	28,710	(977)	—	(869)	—	(20,710)	—	9,755
Non-redeemable preferred stocks	6,862	—	—	—	65	—	—	—	6,927
Total assets	$100,414	$60,628	$(4,697)	$—	$217	$3,643	$(124,127)	$(28)	$36,050

Liabilities
Future policy benefits - indexed product embedded derivatives	$40,028	$15,325	$(7,014)	$28,007	$—	$—	$—	$—	$76,346

	December 31, 2018
				Realized and unrealized gains (losses), net
	Balance, December 31, 2017	Purchases	Disposals	Included in net income	Included in other compre- hensive income	Transfers into Level 3 (1)	Transfers out of Level 3 (1)	Amort- ization included in net income	Balance, December 31, 2018
	(Dollars in thousands)
Assets
Corporate securities	$33,600	$—	$(9,432)	$—	$(974)	$7,082	$(8,530)	$265	$22,011
Residential mortgage-backed securities	9,124	27,818	—	—	—	—	(36,942)	—	—
Commercial mortgage-backed securities	85,701	36,008	(1,337)	—	(3,599)	—	(48,787)	(46)	67,940
Other asset-backed securities	53,480	28,855	(2,799)	—	(12)	—	(75,923)	—	3,601
Non-redeemable preferred stocks	7,407	—	—	(545)	—	—	—	—	6,862
Total assets	$189,312	$92,681	$(13,568)	$(545)	$(4,585)	$7,082	$(170,182)	$219	$100,414

Liabilities
Future policy benefits - indexed product embedded derivatives	$27,774	$11,514	$(4,447)	$5,187	$—	$—	$—	$—	$40,028

(1)         Transfers into Level 3 represent assets previously priced using an external pricing service with access to observable inputs no longer available and therefore, were priced using non-binding broker quotes. Transfers out of Level 3 include those assets that we are now able to obtain pricing from a third party pricing vendor that uses observable inputs. The fair values of newly issued securities often require additional estimation until a market is created, which is generally within a few months after issuance. Once a market is created, as was the case for the majority of the security transfers out of the Level 3 category above, Level 2 valuation sources become available.

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December 31, 2019

The Company has other financial assets and financial liabilities that are not carried at fair value but for which fair value disclosure is required. The following table presents the carrying value, fair value and fair value hierarchy level of these financial assets and financial liabilities.

Valuation of our Financial Instruments Not Reported at Fair Value by Hierarchy Levels

	December 31, 2019
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair Value	Carrying Value
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$1,059,073	$1,059,073	$1,012,505
Policy loans	—	—	256,787	256,787	201,589
Other investments	—	29,534	2,215	31,749	31,211
Total assets	$—	$29,534	$1,318,075	$1,347,609	$1,245,305

Liabilities
Future policy benefits	$—	$—	$4,381,863	$4,381,863	$4,270,073
Supplementary contracts without life contingencies	—	—	309,601	309,601	296,915
Advance premiums and other deposits	—	—	245,480	245,480	245,480
Liabilities related to separate accounts	—	—	644,691	644,691	645,881
Total liabilities	$—	$—	$5,581,635	$5,581,635	$5,458,349

	December 31, 2018
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Fair Value	Carrying Value
	(Dollars in thousands)
Assets
Mortgage loans	$—	$—	$1,045,497	$1,045,497	$1,041,067
Policy loans	—	—	237,496	237,496	197,366
Other investments	—	—	30,087	30,087	29,020
Total assets	$—	$—	$1,313,080	$1,313,080	$1,267,453

Liabilities
Future policy benefits	$—	$—	$3,981,947	$3,981,947	$4,217,904
Supplementary contracts without life contingencies	—	—	298,869	298,869	303,627
Advance premiums and other deposits	—	—	252,318	252,318	252,318
Liabilities related to separate accounts	—	—	559,799	559,799	561,281
Total liabilities	$—	$—	$5,092,933	$5,092,933	$5,335,130

Level 3 Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis, generally mortgage loans or real estate that have been deemed to be impaired during the reporting period. There were no mortgage loans or real estate impaired to fair value during 2019. During 2018, one mortgage loan was impaired to a fair value totaling $11.1 million which resulted in an impairment charge of $2.8 million.

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December 31, 2019

4. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding a portion of our exposure to other insurance companies. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with current retention limits ranging up to $1.0 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $17.0 million. A maximum occurrence limit of $50.0 million per aircraft applies to policies written on agents of the Company who are participating in company-sponsored incentive trips. Additionally, a $200.0 million occurrence limit applies to employees in the home office building, net of reinsurance on group life policies. All other occurrence catastrophes are unlimited in amount.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, our insurance subsidiaries would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Ceded reinsurance reduces our revenues by the amount that we pay for premium or forego in product charges and reduces our benefits and expenses by reimbursements of claims by our reinsurers. Assumed reinsurance adds to our premiums or product charges and to benefits and expenses related to the business we assume. These impacts are shown in the table below.

Impact of Reinsurance on our Financial Statements

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Ceded (reductions to financial statement items):
Premiums and product charges	$31,363	$32,450	$32,922
Insurance benefits	20,759	21,358	24,159
Allowances for expenses and commissions	2,899	4,231	4,548
Assumed (additions to financial statement items):
Premiums and product charges	2,546	2,508	2,637
Insurance benefits	7,437	2,752	6,356
Allowances for expenses and commissions	1,340	1,410	1,543

Reinsurance in Force and Percentage of Direct Life Insurance in Force

	Year ended December 31,
	2019		2018
	(Dollars in millions)
Ceded reinsurance	$13,771	21.0%	$14,030	21.8%
Assumed reinsurance	431	0.7%	455	0.7%

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December 31, 2019

Policy Provisions

Analysis of the Value of Insurance in Force Acquired

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Balance at beginning of year	$17,263	$19,430	$21,608
Amortization per fixed schedule	(2,141)	(2,167)	(2,178)
Balance at end of year	15,122	17,263	19,430
Impact of net unrealized investment gains and losses	(12,498)	(6,878)	(14,870)
Value of insurance in force acquired	$2,624	$10,385	$4,560

We amortize the value of insurance in force based on a fixed amortization schedule. Net amortization for the next five years is expected to be as follows: 2020 - $2.2 million; 2021 - $2.0 million; 2022 - $2.0 million; 2023 - $2.0 million; and 2024 - $1.0 million.

Certain variable annuity and variable universal life contracts in our separate accounts and in variable business we have assumed through reinsurance partners have minimum interest guarantees on funds deposited in our general account. In addition, we have certain variable annuity contracts that include a) guaranteed minimum death benefits (GMDB), b) an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon the death of the contract holder, and/or c) a guaranteed minimum income benefit (GMIB) that provides monthly income to the contract holder after the eighth policy year.

  GMDB, IDB and GMIB Net Amount at Risk by Type of Guarantee

	December 31, 2019		December 31, 2018
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$166,055	$362	$147,567	$430
Return the greater of highest anniversary value or net deposits	287,518	9,936	252,361	29,146
Incremental death benefit	259,735	62,411	228,863	53,727
Guaranteed minimum income benefit	25,137	1	24,357	37
Total		$72,710		$83,340

The separate account assets are primarily comprised of stock and bond mutual funds. The net amount at risk for these contracts is based on the amount by which GMDB, IDB or GMIB exceeds account value. The reserve for GMDBs, IDBs or GMIBs, determined using modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $8.3 million at December 31, 2019 and $7.7 million at December 31, 2018. The weighted average age of the contract holders with GMDB, IDB or GMIB rider exposure was 68 years at December 31, 2019 and 58 years at December 31, 2018. This average age fluctuates due to the small pool of participants that move in and out of exposure dependent upon market performance and terminations. Benefits paid for GMDBs, IDBs and GMIBs totaled $0.2 million for 2019, $0.2 million for 2018 and $0.8 million for 2017.

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December 31, 2019

5. Income Taxes

We file a consolidated federal income tax return with our parent and certain of its subsidiaries. The companies included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. This allocation typically results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled. A valuation allowance is required if it is more likely than not that a deferred tax asset will not be realized. In assessing the need for a valuation allowance we considered the scheduled reversal of deferred tax liabilities, projected future taxable income, taxable income from prior years available for recovery and tax planning strategies. Based on the available positive and negative evidence regarding future sources of taxable income, we have determined that the establishment of a valuation allowance was not necessary at December 31, 2019 and 2018.

The Tax Act made broad changes to the U.S. tax code impacting our companies, including reducing the federal corporate tax rate from 35% to 21% and numerous base-broadening provisions. At December 31, 2017, we recorded a provisional estimate of the impact of the Tax Act, which resulted in a reduction of net deferred tax liabilities of $85.4 million, which includes $48.2 million related to deferred taxes previously recognized in accumulated other comprehensive income. At December 31, 2018, the accounting for the Tax Act was completed, as the provisional estimates used were finalized by filing the 2017 income tax return. This resulted in no significant impact to earnings. Additional estimates were also adjusted, resulting only in reclassification between deferred tax items, such as the deferred tax asset on future policy benefits. In these cases, the overall impact of the Tax Act did not change from 2017.

Income Tax Expenses (Credits)

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Taxes provided in consolidated statements of operations on:
Income before equity income:
Current	$17,932	$22,115	$37,419
Deferred	6,081	(5,901)	(76,867)
LIHTC	(3,504)	(3,826)	(1,190)
	20,509	12,388	(40,638)

Equity income	919	1,179	1,394

Taxes provided in consolidated statements of changes in stockholders’ equity:
Accumulated other comprehensive income	70,520	(50,428)	42,707
	$91,948	$(36,861)	$3,463

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December 31, 2019

Effective Tax Rate Reconciliation to Federal Income Tax Rate

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Income before income taxes and equity income	$144,202	$102,701	$141,603

Income tax at federal statutory rate	$30,282	$21,567	$49,561
Tax effect (decrease) of:
Tax-exempt dividend and interest income	(3,949)	(3,762)	(3,384)
Net impact of LIHTC	(3,504)	(3,826)	(1,190)
Remeasurement of deferred taxes under the Tax Act	—	—	(85,413)
Adjustments to tax-basis policy reserves	(2,460)	—	—
Other items	140	(1,591)	(212)
Income tax expense	$20,509	$12,388	$(40,638)

Tax Effect of Temporary Differences Giving Rise to Deferred Income Tax Assets and Liabilities

	December 31,
	2019	2018
	(Dollars in thousands)
Deferred income tax assets:
Future policy benefits	$33,602	$25,010
Accrued dividends	322	355
Derivative instruments	—	617
Other	516	1,288
	34,440	27,270
Deferred income tax liabilities:
Fixed maturity and equity securities	150,329	42,247
Deferred acquisition costs	24,911	53,757
Value of insurance in force acquired	551	2,180
Property and equipment	3,228	2,988
Accrued benefit and compensation costs	774	12
Derivative instruments	4,386	—
Other	2,662	1,890
	186,841	103,074
Net deferred income tax liability	$152,401	$75,804

We recognize the benefits of uncertain tax positions when the benefits are more-likely-than-not to be sustained. Our reserve for uncertain tax positions was $0.6 million at December 31, 2019. We had no reserve for uncertain tax positions at December 31, 2018. We recognize interest related to uncertain tax positions in interest expense and related penalties in other expenses. We paid no such interest or penalties related to federal income taxes during 2019, 2018 or 2017. We do not expect any significant changes in the amount of our reserve for uncertain tax positions within the next twelve months. We are generally no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2016.

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December 31, 2019

6.  Comprehensive Income

Comprehensive income includes net income, as well as unrealized gains and losses on our available-for-sale securities and the underfunded obligation for postretirement benefit plans. The items not included in net income are included in accumulated other comprehensive income, net of tax and other offsets, in stockholder’s equity. The changes in unrealized gains and losses reported in our Statement of Comprehensive Income (Loss), excludes net investment gains and losses included in net income which represent transfers from unrealized to realized gains and losses.

Accumulated Other Comprehensive Income, Net of Tax and Other Offsets

	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Gains (Losses)	Underfunded Portion of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Balance at January 1, 2017	$154,267	$311	$147	$154,725
Other comprehensive income before reclassifications	86,885	136	—	87,021
Reclassification related to the Tax Act (3)	48,660	90	11	48,761
Reclassification adjustments	15	—	(98)	(83)
Balance at December 31, 2017	289,827	537	60	290,424
Cumulative effect of change in accounting principle related to net unrealized gains on equity securities (4)	(5,048)	—	—	(5,048)
Other comprehensive income (loss) before reclassifications	(190,700)	2,654	—	(188,046)
Reclassification adjustments	(1,597)	(58)	(6)	(1,661)
Balance at December 31, 2018	92,482	3,133	54	95,669
Other comprehensive income (loss) before reclassifications	266,272	(1,159)	—	265,113
Reclassification adjustments	189	—	(22)	167
Balance at December 31, 2019	$358,943	$1,974	$32	$360,949

(1)         Unrealized net investment gains (losses) relate to available-for-sale securities and include the impact of taxes, deferred acquisition costs, value of insurance in force acquired, unearned revenue reserves and policyholder liabilities. See Note 2 for further information.

(2)         For descriptions of the underfunded portion of our postretirement benefit plans, see Note 7.

(3)         Reclassification of the initial impact of the remeasurement of deferred tax assets and liabilities upon enactment of the Tax Act. See discussion of this accounting change as discussed in Note 1.

(4)         See Note 1 to our consolidated financial statements for further discussion on this one-time adjustment related to an accounting change.

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2019
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Portion of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of fixed maturities	$(2)	$—	$—	$(2)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	241	—	—	241
Other expenses: Change in unrecognized postretirement items - net actuarial loss	—	—	(28)	(28)
Reclassifications before income taxes	239	—	(28)	211
Income taxes	(50)	—	6	(44)
Reclassification adjustments	$189	$—	$(22)	$167

37

December 31, 2019

Accumulated Other Comprehensive Income Reclassification Adjustments

	Year ended December 31, 2018
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Portion of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(1,836)	$—	$—	$(1,836)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	(186)	1	—	(185)
Other than temporary impairment losses	—	(74)	—	(74)
Other expenses: Change in unrecognized postretirement items - net actuarial gain	—	—	(8)	(8)
Reclassifications before income taxes	(2,022)	(73)	(8)	(2,103)
Income taxes	425	15	2	442
Reclassification adjustments	$(1,597)	$(58)	$(6)	$(1,661)

	Year ended December 31, 2017
	Unrealized Net Investment Gains (Losses) (1)	Accumulated Non-Credit Impairment Losses (1)	Underfunded Portion of Postretirement Benefit Plans (2)	Total
	(Dollars in thousands)
Realized capital gains on sales of investments	$(255)	$—	$—	$(255)
Adjustments for assumed changes in deferred policy acquisition costs, value of insurance in force acquired, unearned revenue reserve and policyholder liabilities	274	—	—	274
Other than temporary impairment losses	—	—	—	—
Other expenses: Change in unrecognized postretirement items - net actuarial loss	—	—	(149)	(149)
Reclassifications before income taxes	19	—	(149)	(130)
Income taxes	(4)	—	51	47
Reclassification adjustments	$15	$—	$(98)	$(83)

(1)  See Note 2 for further information.

(2)  See Note 7 for further information.

7.  Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and a postretirement benefit plan. All participants are direct employees of our parent and related plan expenses are allocated to us and our affiliates. We have no legal obligation for benefits under these plans.

The multiemployer defined benefit plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who were employed on January 1, 2013, having attained age 21 and one year of service. Benefits are based on years of service and employee’s compensation. Net periodic pension cost of the plan is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Those participants who had not attained age 40 and 10 years of service as of January 1, 2013 no longer accrue additional years of service in the plan. We also provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who accepted an early retirement program. Our share of pension expense for all defined benefit pension plans aggregated $2.4 million in 2019, $8.0 million in 2018 and $3.3 million in 2017. During 2018, pension expense included a special termination benefit due to a voluntary early retirement program.

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December 31, 2019

Our parent also grants cash-based restricted stock units to certain executives that vest and pay out over varying periods and may be contingent upon performance or continued employment. The amount payable per unit awarded is equal to the price per share of our parent’s common stock at settlement of the award. Our share of expense related to such awards totaled $1.0 million in 2019, $1.1 million in 2018 and $1.0 million in 2017.

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. New employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Our expense related to the plan totaled $2.4 million in 2019, $2.3 million in 2018 and $2.1 million in 2017.

In addition to benefits offered under the aforementioned benefit plans, our parent and several other affiliates participate in a plan that provides group term life insurance benefits to retirees who worked full-time for ten years and attained age 55 while in service. This plan is no longer being offered to employees retiring after December 31, 2016. Postretirement benefit expense for this plan is allocated in a manner consistent with pension expense discussed above. We also have two single-employer plans that provide health and medical benefits to a small group of retirees. Postretirement benefit expenses for these plans are immaterial. The immaterial change in the underfunded portion of these plans is reported in comprehensive income

We and our parent have established deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Expenses under these plans totaled $0.7 million in 2019, $0.5 million in 2018 and 2017.

Certain of the assets related to these plans are on deposit with us and amounts relating to these plans are included in our financial statements. In addition, certain amounts included in the policy liabilities for interest sensitive products relate to deposit administration funds maintained by us on behalf of affiliates.

8.  Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated based on cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with our parent, under which it provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $6.7 million in 2019, $6.8 million in 2018 and $6.1 million in 2017.

We have software, equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of our parent. We incurred expenses under these agreements of $2.4 million in 2019 and $1.9 million in 2018 and 2017. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty) for the use of property and equipment. Expense relating to this agreement totaled $0.3 million in 2019 and 2018 and $0.2 million in 2017.

FBL Financial Services, Inc., a wholly-owned subsidiary of our parent, provides investment advisory services to us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $11.1 million during 2019 and 2018 and $10.6 million during 2017 related to these services.

Farm Bureau Property & Casualty and another affiliate will, on occasion, enter into structured settlement arrangements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieves the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC guarantees that we will honor our obligations under the annuity contract. Annuity contracts issued under this agreement totaled $0.6 million in 2019, $1.1 million in 2018 and $0.9 million in 2017.

We have service agreements with the Farm Bureau-affiliated property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty

39

December 31, 2019

companies are responsible for development and management of our agency force for a fee. We incurred expenses totaling $8.0 million in 2019, $9.2 million in 2018 and $9.1 million in 2017 relating to these arrangements.

We are licensed by the IFBF to use the “Farm Bureau” and “FB” designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.6 million in 2019, 2018 and 2017. We have similar arrangements with other state Farm Bureau organizations in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF totaled $1.7 million in 2019 and $1.8 million in 2018 and 2017.

9.  Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. We are not aware of any claims threatened or pending against FBL Financial Group, Inc. or any of its subsidiaries for which a material loss is reasonably possible.

Commitments for Partnership Investments and Private Corporate Bond Investments

At December 31, 2019, we have unfunded investment commitments to limited partnerships and limited liability companies of $56.6 million and privately placed corporate securities commitments of $11.0 million.

Other

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We previously funded insurance claims through a self-insurance trust, which was dissolved as of December 31, 2019. Expenses equal to our best estimate of claims will continue to be reflected in operations and an allowance for incurred but not reported claims is now included in liabilities.

Our parent leases our home office properties from a wholly-owned subsidiary of the IFBF under a 10-year operating lease, which expires in 2021. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2019 is $1.8 million per year through 2021. Rent expense for the lease totaled $3.7 million in 2019, 3.4 million in 2018 and $3.3 million in 2017. These amounts are net of $0.1 million in 2018 and 2017 in amortization of a deferred gain on the transfer of the home office properties. The unamortized deferred gain totaled $0.4 million at December 31, 2018 and was written off upon adoption of the new lease accounting standard as discussed in Note 1.

From time to time, assessments are levied on our insurance subsidiaries by life and health guaranty associations in most states in which the subsidiaries are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Expenses for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2019, 2018 and 2017.

10.  Statutory Insurance Information

The statutory financial statements of Farm Bureau Life and Greenfields are prepared in accordance with the accounting practices prescribed or permitted by the Insurance Division of the state of Iowa. The insurance division has adopted the accounting guidance contained in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures manual (NAIC SAP) as the prescribed accounting practice for insurance companies domiciled in Iowa. The insurance division may permit or prescribe accounting practices that differ from those prescribed by NAIC SAP. Farm Bureau Life has adopted such practices related to index products and option accounting. Several differences exist between GAAP and statutory accounting practices. Principally, under statutory accounting, deferred acquisition costs are not capitalized, fixed maturity securities are generally carried at amortized cost, insurance liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

40

December 31, 2019

Statutory Information

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Farm Bureau Life:
Net gain from operations (excludes impact of realized gains and losses on investments)	$98,529	$100,819	$106,062
Net income	100,141	103,923	104,947
State prescribed practices that increased (decreased) statutory net income	577	(7,505)	2,285
Greenfields:
Net gain (losses) from operations (excludes impact of realized gains and losses on investments)	146	(321)	(192)
Net income (loss)	146	(321)	(192)

	Farm Bureau Life		Greenfields
	December 31,		December 31,
	2019	2018	2019	2018
	(Dollars in thousands)
Total capital and surplus	$642,409	$637,205	$8,814	$8,677
Unassigned surplus (deficit)	508,926	503,722	(1,986)	(2,123)
State prescribed practices that increased (decreased) statutory surplus	(8,320)	2,635	—	—
Risk-Based Capital measurements:
Total adjusted capital	718,175	704,541	8,826	8,688
Company action level capital	127,864	127,632	194	218
RBC Ratio	562%	552%	4,551%	3,978%

State laws specify regulatory actions if an insurer’s risk-based capital (RBC) ratio, a measure of solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC based on the various risk factors related to an insurance company’s capital and surplus, including insurance, business, asset and interest rate risks. The insurance regulators monitor the level of RBC against a statutory “authorized control level” RBC at which point regulators have the option to assume control of the insurance company. The company action level RBC is 200% of the authorized control level and is the first point at which any action would be triggered.

Farm Bureau Life’s ability to pay dividends to the parent company is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from its business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. As shown in the tables above, at December 31, 2019, Farm Bureau Life’s net gain from operations of $98.5 million, exceeded 10% of statutory surplus; accordingly, that amount is the maximum available for distribution to FBL Financial Group, Inc. without regulatory approval during 2020. Timing of such dividends during the year is limited based on the timing of dividends paid within the preceding 12 months.

11.  Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. Our Corporate and Other segment consists of less significant business activities.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities primarily consist of flexible

41

December 31, 2019

premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuities, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life (IUL). These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax- deferred basis. With IUL, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Corporate and Other segment consists of corporate items and products/services that do not meet the quantitative threshold for separate segment reporting, including closed blocks of variable annuity, variable universal life insurance and accident and health insurance products. This segment also includes investments and related investment income not specifically allocated to our product segments.

Our chief operating decision makers use pre-tax adjusted operating income to evaluate segment performance and allocate resources. Pre-tax adjusted operating income consists of pre-tax net income adjusted to exclude realized gains and losses on investments and the change in fair value of derivatives and equity securities, which can fluctuate greatly from period to period. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income (loss). Specifically, call options relating to our indexed annuity business are one-year assets while the embedded derivatives in the indexed contracts represent the rights of the contract holder to receive index credits over the entire period the indexed products are expected to be in force. Adjustments to pre-tax net income are net of amortization of unearned revenue reserves and deferred acquisition costs, as well as changes in interest sensitive product reserves. While not applicable for the periods reported herein, in determining pre-tax adjusted operating income we will also remove the impact of settlements or judgments arising from lawsuits, net of any recoveries from third parties, the cumulative effect of changes in accounting principles and discontinued operations.

Segment results are reported net of inter-segment transactions.

Financial Information Concerning our Operating Segments

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Pre-tax adjusted operating income:
Annuity	$50,188	$60,866	$66,430
Life Insurance	65,614	46,434	52,333
Corporate and Other	21,554	21,333	24,627
Total pre-tax adjusted operating income	137,356	128,633	143,390

Adjustments to pre-tax adjusted operating income:
Net realized gains/losses on investments (1)	6,772	(11,491)	(1,234)
Change in fair value of derivatives (1)	4,449	(8,823)	3,431
Pre-tax net income	148,577	108,319	145,587
Income taxes expense (benefit)	(20,509)	(12,388)	40,638
Tax on equity income	(919)	(1,179)	(1,394)
Net income	$127,149	$94,752	$184,831

42

December 31, 2019

Financial Information Concerning our Operating Segments - continued

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Adjusted operating revenues:
Annuity	$209,892	$222,016	$221,793
Life Insurance	430,774	428,949	417,070
Corporate and Other	76,136	77,362	78,906
	716,802	728,327	717,769
Net realized gains/losses on investments (1) (2)	7,020	(11,861)	(1,469)
Change in fair value of derivatives (1)	28,013	(15,790)	2,263
Consolidated revenues	$751,835	$700,676	$718,563

Net investment income:
Annuity	$203,211	$216,842	$217,308
Life Insurance	156,710	156,759	156,796
Corporate and Other	31,295	30,085	32,037
	391,216	403,686	406,141
Change in fair value of derivatives	26,609	(15,480)	2,263
Consolidated net investment income	$417,825	$388,206	$408,404

Depreciation and amortization:
Annuity	$14,571	$8,975	$6,388
Life Insurance	3,614	15,530	17,754
Corporate and Other	826	7,103	591
	19,011	31,608	24,733
Net realized gains/losses on investments (1)	241	(184)	(240)
Change in fair value of derivatives (1)	(683)	(608)	(146)
Consolidated depreciation and amortization	$18,569	$30,816	$24,347

Operating Segment Assets

	December 31,
	2019	2018
	(Dollars in thousands)
Assets:
Annuity	$4,671,852	$4,628,264
Life Insurance	3,665,729	3,529,246
Corporate and Other	1,543,203	1,443,316
	9,880,784	9,600,826
Unrealized gains in accumulated other comprehensive income (3)	469,474	117,542
Consolidated assets	$10,350,258	$9,718,368

(1)         Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves, deferred acquisition costs, interest sensitive product reserves and income taxes attributable to these items.

(2)         Beginning in 2018, amounts include the change in fair value of equity securities due to a change in accounting guidance. See Note 1 to our consolidated financial statements for additional information.

(3)         Amounts are net adjustments for assumed changes in deferred acquisition costs and value of insurance in force acquired attributable to these items.

Depreciation and amortization related to property and equipment are allocated to the product segments while the related property, equipment and capitalized software are generally allocated to the Corporate and Other segment.

43

December 31, 2019

Interest expense is attributable to the Corporate and Other segment. Expenditures for long-lived assets were not significant during the periods presented above. Goodwill at December 31, 2019 and 2018 was allocated to the segments as follows: Annuity ($3.9 million) and Life Insurance ($6.1 million).

Equity income related to securities and indebtedness of related parties is attributable to the Life Insurance and Corporate and Other segments. The following chart provides the related equity income by segment.

Equity Income by Operating Segment

	Year ended December 31,
	2019	2018	2017
	(Dollars in thousands)
Pre-tax equity income:
Life Insurance	$3,224	$3,840	$2,741
Corporate and Other	1,151	1,778	1,243
Total pre-tax equity income	4,375	5,618	3,984
Income taxes	(919)	(1,179)	(1,394)
Equity income, net of related income taxes	$3,456	$4,439	$2,590

12.  Subsequent Events

Subsequent events have been evaluated through April 30, 2020, which is the date the financial statements were available to be issued. On February 25, 2020, Farm Bureau Life Insurance Company’s board of directors declared two cash dividends, payable to our parent. The first dividend for $50 million was considered extraordinary due to the timing of the payment on March 13, 2020. The second dividend for $30 million would exceed the twelve-month dividend limitation, but is contingent upon successful negotiation regarding repurchase price of the anticipated repurchase of a block of FBL Class A common stock, which has not occurred as of the issuance of these financial statements. It is unknown when, if ever, the $30 million dividend will be paid. Both dividends were approved by the Iowa Division of Insurance.

Subsequent to December 31, 2019, there has been a global coronavirus outbreak (COVID-19). The impact of COVID-19 continues to develop and it is uncertain how the Company will ultimately be affected. Lower interest rates may impact the attractiveness of our investment products as well as the spread earnings on those products. Higher unemployment as well as interruption of our customers’ businesses due to mandated regulatory measures or changes in customer behavior may impact our customers’ ability to purchase our insurance products. A downturn in the investment markets as well as a potential lingering economic recession may impact the valuation of our investment portfolio and potentially increase the credit risk of the investments we hold, resulting in the recognition of impairment losses. A downturn may also impact the valuation of certain interest sensitive benefits. These and other effects from COVID-19 will depend on several factors, particularly the speed with which the spread of COVID-19 slows and becomes controllable as well as actions taken by the federal and local government, including mandated quarantine measures and economic stimulus initiatives.

44

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article IX of the Company’s By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Article IX also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its factor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, offer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)

Farm Bureau Life Insurance Company (the “Company”) represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.

The Prospectus consisting of 169 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484.

Representation pursuant to Section 26(f)(2)(A).

The signatures.

Written consents of the following persons:

Lori K. Geadelmann, Esquire
Eversheds Sutherland (US) LLP.

Ernst & Young LLP, Independent Registered Public Accounting Firm

Carolyn Eddy Langenwalter, Life Actuarial Product Strategy Vice President

The following exhibits:

1.A.                1.                             Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(5)

2.                            None.

3.                             (a)                       Underwriting Agreement.(12)

(b)                       Career Agent’s Contract.(7)

(c)                        Commission Schedules. (See Exhibit 3(b)(I) above.)(7)

(d)                       Paying Agent Agreement(7)

4.                            None.

5.                             (a)                       Form of Policy.(1)(a)

(b)                       State variation of Form of Policy.(1)(a)

(c)                        Form of Application.(1)(a)

(d)                       Revised Policy Form.(2)(a)

(e)                        1995 Revised Policy Form.(3)(a)

(f)                         Accelerated Death Benefit Rider.(3)(a)

(g)                        1996 Revised Policy Form(4)

(h)                       1996 Revised Application Form(4)

(i)                           Death Benefit Guarantee Rider(6)

6.                             (a)                       Certificate of Incorporation of the Company.(5)

(b)                       By-Laws of the Company.(5)

7.                             (a)                       Reinsurance Agreement between Farm Bureau Life Insurance Company and Hanover Life Reassurance Company of America.(9)

(b)                       Reinsurance Agreement between Farm Bureau Life Insurance Company and Business Men’s Assurance Company of America.(9)

(c)                        Reinsurance Agreement between Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company.(9)

8.                            None.

9.                             (a)                       Amended and Restated Participation Agreement relating to Equitrust Variable Insurance Series Fund.(15)

(a)(1)        Administrative Services Agreement.(15)

(a)(2)        Amended and Restated Service Contract.(15)

(a)(3)        Service Agreement.(15)

(b)                       Participation Agreement relating to Federated Insurance Series Fund.(16)

(b)(1)        Shareholder Information Agreement (Rule 22c-2).(16)

(b)(2)        Amendment to Participation Agreement.(16)

(c)                        Amended and Restated Participation Agreement relating to Fidelity Variable Insurance Products Funds.(12)

(c)(1)         Shareholder Information Agreement (Rule 22c-2).(11)

(d)                       Participation Agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. (1)(a)

(d)(1)        Amended Schedule to Participation Agreement.(8)

(d)(2)        Shareholder Information Agreement (Rule 22c-2).(11)

(d)(3)        Amended Schedule to Participation Agreement.(12)

(d)(4)        Amendment to Participation Agreement.(18)

(e)                        Participation Agreement relating to American Century Funds.(10)

(e)(1)         Amendment to Shareholder Services Agreement.(10)

(e)(2)         Amendment to Participation Agreement.(12)

(e)(3)         Amendment to Shareholder Services Agreement.(12)

(e)(4)         Shareholder Information Agreement (Rule 22c-2).(11)

(e)(5)         Novation Agreement relating to American Century Investment Services, Inc. (14)

(f)                         Participation Agreement and Administrative Services Agreement relating to Dreyfus Funds.(8)

(f)(1)          Amended Schedule to Participation Agreement and 12b-1 Agreement.(10)

(f)(2)          Supplemental Agreement (Rule 22c-2).(11)

(f)(3)          Amended Schedule to Participation Agreement.(12)

(f)(4)          Amended Schedule to Administrative Services Agreement.(12)

(g)                        Participation Agreement relating to Franklin Templeton Funds.(8)

(g)(1)         Amendment to Participation Agreement.(12)

(g)(2)         Amendment to Participation Agreement.(10)

(g)(3)         Shareholder Information Agreement (Rule 22c-2).(11)

(g)(4)         Amendment to Participation Agreement.(12)

(g)(5)         Amendment to Participation Agreement.(12)

(g)(6)         Amendment to Participation Agreement.(17)

(g)(7)         Participation Agreement Addendum.(18)

(h)                       Participation Agreement relating to J.P. Morgan Series Trust II.(8)

(h)(1)        Amendment to Participation Agreement (Rule 22c-2).(11)

(h)(2)        Amendment to Participation Agreement.(14)

(h)(3)        Amendment to Supplemental Payment Agreement. (14)

(i)                           Participation Agreement relating to Summit Pinnacle Series.(8)

(i)(1)            Shareholder Information Agreement (Rule 22c-2).(11)

(i)(2)            Amendment to Participation Agreement.(12)

(i)(3)            Rule 12b-1 Agreement.(12)

(i)(4)            Amendment to Administrative Services Agreement.(12)

(i)(5)            Novation Agreement relating to Participation Agreement.(18)

(i)(6)            Novation Agreement relating to Administrative Services Agreement.(18)

10.                     Form of Application (see Exhibit 1.A.(5)(c) above.)

2.                            Opinion and Consent of Lori K. Geadelmann, Esquire.(19)

3.                            Financial Statement Schedules.(19)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

4.                            None.

5.                            Not applicable.

6.                            Opinion and Consent of Carolyn Eddy Langenwalter, Life Actuarial Product Strategy Vice President.(19)

7.                            (a) Consent of Ernst & Young LLP.(19)

(b) Consent of Eversheds Sutherland (US) LLP.(19)

8.                            Memorandum describing the Company’s conversion procedure (included in Exhibit 9 hereto).

9.                            Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(13)

10.                     Powers of Attorney.(19)

(1)                       Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on September 4, 1987.

(2)                       Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 6, 1993.

(3)                       Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on May 1, 1995.

(4)                       Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on May 1, 1997.

(5)                       Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on May 1, 1998.

(6)                       Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on February 26, 2001.

(7)                       Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement of Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 26, 2001.

(8)                       Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement of Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on September 27, 2001.

(9)                       Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333- 87766) filed with the Securities and Exchange Commission on April 29, 2003.

(10)                Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement of Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 29, 2005.

(11)                Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 27, 2007.

(12)                Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 30, 2008.

(13)                Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 30, 2009.

(14)                Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 33- 12789) filed with the Securities and Exchange Commission on April 28, 2010.

(15)                Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 29, 2011.

(16)                Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 27, 2012.

(17)                Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 26, 2013.

(18)                Incorporated by reference to Post-Effective No. 39 to the Registration Statement on Form S-6 (File No. 33-12789) filed with the Securities and Exchange Commission on April 30, 2018.

(19)                Filed herein.

(a)                       These filings are not available electronically on the SEC website as they were filed in paper previous to the electronic system that is currently in place.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Farm Bureau Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 30th day of April, 2020.

FARM BUREAU LIFE VARIABLE ACCOUNT
(Registrant)

By:	/s/ Daniel D. Pitcher
Daniel D. Pitcher
Chief Executive Officer

FARM BUREAU LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel D. Pitcher
Daniel D. Pitcher
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ Daniel D. Pitcher	Chief Executive Officer	April 30, 2020
Daniel D. Pitcher	[Principal Executive Officer]

/s/ Donald J. Seibel	Chief Financial Officer and Treasurer	April 30, 2020
Donald J. Seibel	[Principal Financial Officer]

/s/ Anthony Aldridge	Chief Accounting Officer	April 30, 2020
Anthony Aldridge	[Principal Accounting Officer]

*	Chairman & Director	April 30, 2020
Craig D. Hill

*	Director	April 30, 2020
Ron Gibson

*	Director	April 30, 2020
William R. Frazee

*	Director	April 30, 2020
Joe H. Bragger

*	Director	April 30, 2020
Stefanie A. Smallhouse

*	Director	April 30, 2020
Daryl J. Lies

*	Director	April 30, 2020
Hans McPherson

Signature	Title	Date

*	Director	April 30, 2020
Todd Fornstrom

*	Director	April 30, 2020
Richard Felts

*	Director	April 30, 2020
Mark H. Buskohl

*	Director	April 30, 2020
Steve Nelson

*	Director	April 30, 2020
Kevin J. Papp

*	Director	April 30, 2020
Bryan L. Searle

*	Director	April 30, 2020
Rodd A. Moesel

*	Director	April 30, 2020
Andrew A. Hill

*	Director	April 30, 2020
Brent E. Johnson

*	Director	April 30, 2020
Scott E. VanderWal

*	Director	April 30, 2020
Craig Ogden

*	Director	April 30, 2020
Richard J. Plowman

*By:	/s/ Lori K. Geadelmann
Lori K. Geadelmann
Attorney-In-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

2.	Opinion and Consent of Lori K. Geadelmann, Esquire.

3.	Financial Statement Schedules.

6.	Opinion and Consent of Carolyn Eddy Langenwalter, Life Actuarial Product Strategy Vice President.

7.(a)	Consent of Ernst & Young LLP.

7.(b)	Consent of Eversheds Sutherland (US) LLP.

10.	Powers of Attorney.